UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4840

The Tocqueville Trust

(Exact name of registrant as specified in charter)

The Tocqueville Trust

40 W. 57th St., 19th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt

The Tocqueville Trust

40 W. 57th St., 19th Floor

New York, NY 10019

(Name and address of agent for service)

(212) 698-0800

Registrant’s telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Item 1. Reports to Stockholders.

ANNUAL REPORT

October 31, 2014

The Tocqueville Trust

Mutual Funds

The Tocqueville Fund

The Tocqueville Opportunity Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Delafield Fund

The Tocqueville Select Fund

The Tocqueville Alternative Strategies Fund

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocqueville.com/mutual-funds

Dear Fellow Shareholder,

According to the National Bureau of Economic Research Business Cycle Dating Committee, there have been seven economic recessions in the United States since 1969. Paradoxically, the stock market crash of Monday October 19, 1987, when the Dow Jones Industrial Average dropped almost 23% in one day, does not appear on that list. The reason is that even though the market decline was both violent and global, no economic recession ensued. The Federal Reserve managed to convince the banks to continue lending to each other: liquidity was preserved and the economy continued to operate normally.

It is very likely, however, that this scary episode deeply influenced Alan Greenspan, who had only become the Federal Reserve Chairman three months earlier. His whole tenure at the “Fed” (1987-2006) was marked by the tacit promise (the Greenspan Put) that the Fed would intervene to provide ample liquidity to the financial system as soon as the stock market declined significantly and threatened to destabilize the whole economy.

The recessions I remember, since 1969, followed a similar pattern. Central Banks, the U.S. Federal Reserve for example, tended to intervene towards the end of recessions by injecting free or very low-cost reserves into their banking system. Since this took place during a recession, when banks were still leery of lending and potential borrowers were scarce, commercial banks would invest most of these low-cost funds into Treasury securities. There was little immediate effect on economic activity, but this action allowed the banks to make a small but positive margin at zero risk, which offset the charges incurred from writing-off the bad loans extended during the previous boom. When bank balance sheets had been repaired and credit demand from the private sector eventually recovered, banks would be ready to lend anew.

The basic pattern has not changed materially in more recent years, but the Greenspan Put first, and then ZIRP (Zero Interest Rate Policy) and various stages of QE (Quantitative Easing) under Fed Chairman Ben Bernanke have institutionalized the role of the Fed as protector of the investment community. Some observers have claimed that, by tacitly eliminating the risk of large losses from the stock markets, the Fed and other central banks have contributed to the buildup of the next bubble, as they did with dot-com stocks in the late 1990s and sub-prime mortgages in the mid-2000s. History will tell, but one thing is sure: This is the way investors have played the game since 2009.

Economies have recovered in Europe, Japan and most emerging markets, but at very disappointing rates. The U.S. recovery has been more dynamic but still uneven. As a result, there exists ample unused capacity around the world and inflationary pressures have, so far, been feeble enough to give comfort to the major western Central Banks that their stimulus policies are appropriate; some European politicians actually are agitating for more. For the economies, that is. But since there is widespread concern in the public that, when the economies recover in earnest, the financial markets may suffer a withdrawal syndrome from the closure of the monetary floodgates, the new pattern for stock markets, has been to weaken when the economies accelerate and to recover in earnest as soon as economic activity seems to stumble—with faith that central banks’ monetary stimulus would then resume.

Of course, there has never been a precise correlation between economic activity and the stock market, except over the very long term. Nevertheless, the kind of (historically) perverse reasoning that has recently prevailed sounds like it deserves to be regarded with caution. Mostly because one cannot tell how long the game can be played, but for sure it is not forever because inflation and higher interest rates are sure to return one day as a result of the massive amount of money that has been injected into the world’s banking systems.

Fortunately, not all markets have been as buoyant as those for large-capitalization U.S. stocks. Many smaller companies as well as equities of emerging-markets have been moving toward more conservative valuations, while a relatively small sample of large companies or “trendy” sectors kept up the momentum of major indexes.

Opportunity in selectivity should be a challenging but favorable environment for discipline-oriented managers like the ones at Tocqueville.

Respectfully,

François Sicart

Chairman

Annual Report	1

The Tocqueville Fund

Dear Fellow Shareholder,

The Tocqueville Fund’s fiscal year that ended October 31, 2014 was full of surprises. Equity markets continued their upward trajectory throughout the year, overcoming several brief but sharp corrections that tested investor resolve before eventually returning to near record levels as the year came to a close. The bull market that some have argued has gone on too long ploughed right through a variety of macroeconomic and geopolitical concerns, any one of which might have been enough to turn the tide of investor sentiment, including multiple conflicts in the Middle East, a Russian incursion into the Ukraine, sharp price declines across the commodity complex, economic uncertainty in China and malaise in Europe, not to mention the Ebola scare in the U.S. That the market withstood these forces was indeed surprising perhaps but the biggest surprise (to most, though not us) was that interest rates failed to rise despite the “tapering” of the Fed’s quantitative easing initiative.

Over the past year, the Fund returned 13.43% while the S&P 500, the index against which the Fund is most often compared, gained 17.27%. This result is mildly disappointing when compared to the benchmark, and due largely to the performance of the positions in the energy sector, but it is better than we would have expected following last year’s strong results and the various headwinds described above.

The top performing sectors of the Fund in the past year were information technology, healthcare and industrials. while energy, materials and telecommunications were the laggards. The top individual contributors to portfolio performance were the pharmaceutical companies Allergan, which is the subject of an ongoing contested takeover, Isis Pharmaceuticals and Alkermes, two small capitalization, relatively early stage biotechnology companies, along with large cap technology stalwarts Microsoft and Xerox; while the largest detractors from performance were the energy companies Bill Barret Corporation, Energy XXI, and Frank’s International, along with Goldcorp, and surprisingly Ford.

As we see it, two of the fundamental forces that move risk markets are the cost of capital and the rate of economic growth. The cost of capital is tied to interest rates and, as the bull market marched onward in spite of the Fed’s plans to reduce its intervention into fixed income markets. Many investors believed that interest rates were set to rise once the Fed ended its bond purchases and began to shrink its balance sheet, increasing the cost of doing business for net borrowers and the discount rate for investors, and positioned their portfolios accordingly. That has certainly been one of the root causes of the brief bouts of volatility the market has seen over the past year.

The other driver of these corrections has been repeated scares that the global economy was weakening sufficiently to cause growth problems here at home. We too have been worried that double digit returns on equities would seem hard to support indefinitely on 2% GDP growth. U.S. dollar strength, export demand weakness and falling commodity prices have added to the concern that corporate profits might be topping out after several years of profit growth which has been driven by margin expansion rather than material improvement in top line revenues. Recent poor performance of energy and other commodity driven companies as well as those of multinationals, particularly industrials, is testimony to that concern. But, it is also true that lower commodity prices, particularly lower energy prices represent a significant cost reduction to most developed countries and companies. The markets seem to be missing this obvious long-term positive factor.

Despite the end of quantitative easing, the Fed is unlikely to change its key rates until things stabilize both here and abroad. With $18 trillion in public sector debt at the Federal level, the Fed has to be wary of what higher interests rates would do to the Federal fiscal landscape and, might better wait until the Federal government gets its fiscal house in order before adding to the burden of carrying all this debt. Also, offsetting the Fed’s taper have been a reduced supply of new Treasuries as budget deficits have shrunk as well as the actions of just about every other central bank around the globe which seem intent to devalue their own currencies to gain export advantage and stimulate their own economies. Low rates abroad and geopolitical uncertainty is driving foreign investors to step up their purchasing of Treasuries just as the Fed steps away.

While we could be wrong and the oft cited bond vigilantes could come out of the woodwork at any time and sooner rather than later, it does seem that rates and the cost of capital component of the risk market debate are likely to remain accommodating for some time.

2	October 31, 2014

This leaves the growth component of the valuation equation as the determining factor. There are a few positive influences that lead us to conclude that growth may be better than expected and help us remain optimistic about equities despite the various concerns mentioned above. One of these is that we appear to be entering a period of lower energy prices driven by an increase in supply coming from new extraction technologies and soft demand in a slow global growth environment. While this isn’t great for those highly levered exploration and production companies, it is, as noted, a real tailwind for many businesses and consumers. An improvement in real wages and disposable income is the fuel that drives the consumption component of the economy. The vast middle class hasn’t experienced much of that during the post financial crisis period, but lower energy prices, coupled with restrained labor costs and continued low costs of capital, will contribute to improving the competitiveness of domestically sited manufacturing. This, in turn, and in due course, should have a salutary impact on consumer’s budgets.

Another positive factor for the economy is that bank loan growth is starting to expand. Many investors have been expecting inflation as a byproduct of the Fed’s balance sheet expansion and loose monetary policy (and as the hidden means to address the U.S. Government’s debt and fixed entitlement obligations). For the most part this hasn’t happened, as banks have been forced to retain greater capital, exit so-called “risk” businesses, and increase legal reserves, in an effort to repair their balance sheets and respond to greater regulation. If bank loan growth does pick up sustainably, economic growth could be greater than widely expected, at least nominally.

The global economic outlook may also be more gloomy than warranted. The European Central Bank continues to make incremental progress in recovering from its financial crisis, and may step up its stimulative efforts. Were that to occur, it might further improve that regions prospects. Japan has recently taken surprising steps to weaken the Yen even further to improve export demand. China, while targeting lower growth than in recent history and combating graft and consumer excesses, is also still working on stimulus programs.

Lastly, while it would be naive to expect any real progress, there is some prospect that the highly anticipated Republican victory in mid-term elections might lead to economically helpful legislation. If the President and Congress cancould set aside their differences, they might well be able to fashion some bi-partisan solutions to some well recognized problems. Corporate tax reform would be a favorite for investors, particularly more globally competitive tax rates and the elimination of the unitary tax provision which punishes U.S. companies for repatriating already taxed foreign income. Immigration reform might also be a boon to certain businesses and a way to offset declines in labor force participation, or at least that portion of it caused by demographics. Changes in energy policy, if they can be accomplished in a way that doesn’t hurt domestic consumers, could stabilize the current glut in that sector and open up new markets for domestically produced oil. That is a wish list perhaps, but hardly fanciful.

On balance, it is these forces and possibilities that lead us to remain constructive on U.S. equities, particularly in relation to fixed income assets which we expect to be range bound for some time. Even after a multi-year bull market there are sectors and companies that fall out of favor. We will continue to search for these opportunities to purchase quality businesses at a substantial discount to intrinsic value.

Thank you for your continued support,

Sincerely,

Robert W. Kleinschmidt

Portfolio Manager

Annual Report	3

The Tocqueville Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held for 90 days or less.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2014

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Fund	13.43%	17.24%	14.77%	8.66%
Standard & Poor’s 500 Stock Index	17.27%	19.77%	16.69%	8.20%

4	October 31, 2014

The Tocqueville Opportunity Fund

Dear Fellow Shareholder,

We are pleased to provide this review of the Tocqueville Opportunity Fund’s performance for the fiscal year ended October 31, 2014. The Fund out performed its SMID cap (small/midcap) growth benchmark (the Russell 2500 Growth Index) for the fiscal year with a gain of 12.55% versus the benchmark return of 10.24%. Through the calendar year to date ended October 2014, the Fund also out performed with a gain of 6.10% versus the benchmark increase of 3.98%. The past fiscal year has been a bit of an unusual period for SMID cap stocks as headway has been difficult to establish given price volatility and rapid changes in sentiment.

The Fund experienced seven corrections of significance (10% or greater) since I assumed oversight of the Fund in the summer of 2010—with the average correction occurring every 6-7 months. In all of the prior cases, the corrections proved to be short lived, and the Fund moved to newer highs. Almost like clockwork, another correction hit the SMID cap (and the large cap) indices in early September. This most recent and last correction of nearly 11% was one month in duration, and once again provided plenty of fodder for market timers and bears, but sellers were severely whipsawed as SMID caps roared back and the Fund gained nearly 14% in just the last two weeks of the fiscal period! Corrections are unsettling, but they have continued to present numerous opportunities to increase the Fund’s investments in innovative companies that are achieving milestones and flawless execution. Sentiment driven corrections are generally driven by short-term oriented traders who are preoccupied with macroeconomic and political events and are not focused on investment fundamentals. Over the past year there have been five price swings of 10% or more—3 ups and 2 downs—which have allowed valuations to compress against prices and earnings growth, and proven to be excellent times for us to increase our investments in the strongest core positions.

We have continued to increase investments in the Healthcare and Technology sectors during the past twelve months. Most of the allocation to these sectors has come from a reduction in the economy sensitive sectors—particularly Basic Materials, Producer Durables, and Energy. A year ago, economy sensitive investments represented the largest collective sector based holdings for the Fund and reflected a positive view on the pace of the economic recovery. Economy sensitive sector allocations have been reduced from nearly 42% to 30% over the past year with decreases concentrated in automobile supply, housing, and European exposed manufacturing firms. Also, Energy investments have been reduced over the past year based on an ongoing view that technological advances would ultimately lead to imbalances in the global equilibrium in oil demand and supply—at the period’s end, the Fund had less than 1% of its holdings invested in Energy. For the first time in our lifetimes, the prospect of real competition driven by technology, conservation, alternative energy, and failing collusion could completely change the paradigm for investments in this sector. Healthcare sector investments comprised the largest single sector commitments in the Fund as of the end of the fourth quarter at 31% versus 23% last year—this increase was driven most significantly by appreciation of existing holdings—Healthcare investment returns were the leading contributors to both the Fund and the benchmark during the year. On a stand-alone basis, the Consumer and Technology sectors were #2 and #3 respectively at 19.5% and 19% of the Fund’s holdings. Over the past year, Technology investments were increased by nearly one-half with a particular emphasis on software companies which are providing new and disruptive services—these investments were significantly increased during the sentiment driven sell off in Technology holding in March and April this year, and Technology investments were the second leading contributors to the Fund’s performance for the year.

The Fund’s sector level investments provided relative out performance in 9 of the 11 measured sectors (Energy and Oils combined). Aside from the leading contributions of Healthcare and Technology investments, the Fund’s low allocation to Energy led to significant value added relative to the benchmark. Automobile, Transportation and Consumer investments accounted for additional positive relative performance. As we wrote in our semi-annual letter, we have maintained a very constructive view on the airline industry—this view was temporarily shaken by recent, ill- timed capacity expansions and the Ebola crisis, but appeared to be back on track at period end. The Fund’s performance was negatively impacted by its Utilities and Basic Materials exposures—or rather the lack of these exposures; the Fund held no Utility investments during the period, and was under weighted in certain Materials investments which appreciated significantly.

Annual Report	5

Eleven of the Fund’s top 15 contributors to performance were Healthcare investments, including: Forest Laboratories (acquired) and Actavis (acquirer) and Alnylam (the leading contributor). During the period, Algeta was acquired and Allergan was a named target by Valeant Pharmaceutical. The three Technology investments included: Manhattan Associates, Palo Alto Networks and Concur Technologies—Concur is being acquired by SAP. The investment in Delta Air Lines was the second leading contributor to the Fund’s relative performance. On the flip side, the Fund had several meaningful disappointments despite its diversification strategy—Intercept Pharmaceuticals and Aegerion Pharmaceuticals accounted for nearly 1% drag; and the Fund did not own Intermune which was acquired in the late summer. On an absolute basis, the Fund had 34 investments (common stock) which appreciated 50% or more during the period versus 6 which declined 50% or more. The leaders included Regulus Therapeutics, Puma Biotechnology, and Skyworks Solutions and three takeovers - Forest Labs, Hillshire and OpenTable. Of the six losers, five were Healthcare names and included the aforementioned Intercept and Aegerion as well as Sarepta Therapeutics, Dicerna Pharmaceuticals and Sangamo Biosciences.

As noted above, the past year’s volatility has provided several great shots to increase investments in the Fund’s leading companies. The top 50 holdings at the end of the fiscal year comprised over 52% of the Fund versus 37.5% one year ago. While we have continued to diversify the Fund against single issue risks, the Fund is very actively managed vis-à-vis its benchmark—of the top 50 positions weighting of 52%, less than 9.5% overlaps with the benchmark itself. For the Fund in total, the overlap with the benchmark at the period’s end was less than 37% - the Fund is very diversified, but very actively invested. We continue to employ fundamental research in a classically driven effort to identify and to invest in the leading companies and the companies which we expect to be tomorrow’s leaders. We want to own companies which innovate and reinvent, gain market share, set prices, expand and invest—companies which sustain competitive advantage and capital returns. We continue to be very optimistic with regard to investment opportunities and the appreciation potential within the SMID cap category, and we particularly appreciate your ongoing confidence in our efforts on behalf of the Fund and its shareholders.

Sincerely,

Thomas R. Vandeventer

Portfolio Manager

6	October 31, 2014

The Tocqueville Opportunity Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held for 90 days or less.

The chart and table primarily reflect The Opportunity Fund’s performance achieved prior to the changes effected in 2010 to its investment strategy.

The Russell 2500 Growth Total Return Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forcasted growth values. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2014

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Opportunity Fund	12.55%	17.00%	17.34%	7.17%
Russell 2500 Growth Total Return Index	10.24%	18.64%	19.20%	10.26%

Annual Report	7

The Tocqueville International Value Fund

Dear Fellow Shareholder,

For the fiscal year ended October 31, 2014, the Tocqueville International Value Fund’s total U.S. dollar return was -0.04%. In the same period, the Morgan Stanley EAFE Index Net, the index against which we are most often compared, had a net total U.S. dollar loss of -0.60%. For the 10 year period ended October 31, 2014, the Tocqueville International Value Fund’s total U.S. dollar return was 93.61%. In the same period, the Morgan Stanley EAFE Index Net had a net total U.S. dollar return of 75.84%.

During the year, global equity markets had mixed results, as investors grappled with the potential impact of the end of quantitative easing in the U.S., weaker than expected manufacturing data from China and core Europe, the implications of geopolitical unrest in Ukraine and the Middle East, an outbreak of the Ebola virus, and renewed concerns about deflation and peripheral Europe. Markets in the U.S. and Japan had gains in local currency terms, driven by improving corporate earnings coupled with persistent low interest rates, while markets in Europe had losses on the back of disappointing economic data. Index results were generally flattered by a narrow group of large cap stocks, while the broader markets fared less well. With the U.S. economy growing at a healthy pace relative to most developed nations, and quantitative easing in the U.S. nearing its end, the U.S. dollar strengthened meaningfully against most currencies, resulting in flat to down returns in U.S. dollar terms in most non-U.S. markets. China and certain Asian emerging markets were notable exceptions, while emerging markets in Eastern Europe and Latin America were hard hit. In the context of increasing volatility and a growth scare, large caps fared better than smaller companies, and economically sensitive companies fared poorly, particularly in Europe. Commodity prices generally declined, as did the share prices of commodity producing companies. In terms of sectors, declines in Europe were led by auto related, building materials and food retail shares, and in Japan by marine transport, pulp & paper and energy.

While the Fund’s positions in Japan and Asia performed well during the period and it avoided problems in emerging markets, the results were hurt by the Fund’s exposure to economically sensitive stocks in core Europe. Notable contributors to gains include Japanese optical glass maker Hoya, U.K. emergency home repair insurer Homeserve, Singapore mail and logistics company Singapore Post, subject of a strategic investment by Chinese online retailing giant Alibaba, Hong Kong based outdoor advertising concern Clear Media, and Japanese imaging technology company Fujifilm. The Fund had meaningful losses in UK food retailer Tesco, Italian auto parts maker Sogefi, French oil country tubular goods maker Vallourec, French wire and cable producer Nexans, French marketing research concern Ipsos, and Dutch textile technology company Royal Ten Cate.

During the period, the Fund exited its positions in Telecom Italia, Dutch logistics concern TNT Express, Japanese athletic footwear maker Asics, French design software concern Dassault Systemes, oil service company Schlumberger, Japanese industrial automation concern Omron, and Japanese test and measurement maker Horiba, as they approached our estimates of intrinsic value. Fugro was sold when a new senior management team announced a large capital expenditure program, undercutting the central tenet of the investment thesis, which was based on harvesting free cash flow from prior investments. Also sold was Itau Unibanco, as we came to believe that our fundamental thesis will be overshadowed by deteriorating political circumstances in advance of Brazil’s Presidential election. The Fund exited its position in uranium producer Cameco, when the Japanese government extended the timetable for the reintroduction of nuclear power generation capacity. Tesco was sold when it became evident that the management has used aggressive accounting methods to inflate earnings.

The Fund took new positions in Canadian fuel distribution and chemical concern Superior Plus, a strong franchise where cost reductions under a new management team and the completion of a capital expenditure program should yield a substantial expansion in free cash flow; in Hong Kong real estate concern Hopewell Holdings, which trades at a meaningful discount to net asset value; in Korean consumer electronics maker Samsung Electronics, which is temporarily depressed due to investor concerns about competition in its smartphone business, trades at a single digit multiple of free cash flow and has an unrecognized asset in its memory chip business, an industry where pricing is benefitting from consolidation. The Fund took a new position in Japanese time recording equipment maker Amano, which is generally

8	October 31, 2014

unknown to non-Japanese investors but has dominant market shares in Japan and Asia, strong free cash flow generation, excess cash and an investor friendly management team. Another new position was French market research firm Ipsos, a cash generative franchise in which the Fund has previously invested, which had declined recently in connection with market concerns about accelerating competition from social media and other digital means of data collection. In our view the concerns are overdone, the stock trades at a steep discount to its takeover value, and an eventual sale of the company is likely. A new position was initiated in Ireland domiciled Actavis, an emerging drug giant that trades at a low valuation of free cash flow pro forma for its recent acquisition of Forest Labs, and where management generally has a stellar track record of value enhancing acquisitions. Another new position is in Japanese motion picture producer and distributor Toho, which has net cash and real estate equal to the value of the shares. Positions in Misumi, Disco, Incitec Pivot, Kao, Sanofi, CRH, Akzo Nobel, Vallourec, Saint Gobain, Nexans, and Sogefi, inter alia were increased.

During the period, there was a decrease in the Fund’s exposure to Europe and Latin America and an increase in exposures to Japan and Asia. The Fund began the period with approximately 6% in cash reserves and finished the period with 7% in cash reserves.

The baseline macro scenario is: Europe experiences a gradual recovery, but it remains a growth challenged region in need of deep structural reforms; China averts a hard landing and consumer led growth settles at a lower but still healthy level; the U.S. continues to grow, though below potential; Japan achieves mild reflation and consumer sentiment there improves; inflation is more probable in light of serial monetary easing; the Yen is likely to decline in value against the Pound, Euro and U.S. dollar as the government there pursues an aggressive policy of devaluation.

In the U.S., we continue to be concerned about high corporate profit margins and the fact that equity valuations have been abetted by financial and tax engineering, in addition to lax monetary policy. For developed markets generally, certain emerging markets heretofore presumed to be a source of growth for multinationals have become a headwind, due both to slowing growth and to the declining value of currencies. In Europe, tensions in the Middle East and sanctions on Russia are having a direct impact on some businesses and, perhaps more importantly, a depressing effect on business sentiment, while a moderation of growth in China is affecting the German export machine.

In this context, we continue to focus our research efforts on idiosyncratic situations, particularly where activists are involved or we believe are likely to get involved. The Fund is also focusing more attention on Europe, where as noted weak economic data and geopolitical tensions have produced a sharp pullback in cyclical stocks. In Japan, there continue to be opportunities in companies that export to the global marketplace and companies where new and younger management teams are focused on improving profitability and capital allocation.

To protect and grow your capital, we continue to seek out companies that have defensible business franchises, pricing power, limited financial leverage and the ability to return cash to shareholders, and which trade at a discount to intrinsic value based on future cash flows in a conservative economic growth scenario.

Respectfully,

James Hunt

Portfolio Manager

Annual Report	9

The Tocqueville International Value Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The MSCI EAFE Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market Countries in Europe, Australia, Asia and the Far East.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2014

	1 Year	3 Year	5 Year	10 Year
The Tocqueville International Value Fund	-0.04%	7.91%	7.90%	6.83%
MSCI EAFE Net Index	-0.60%	9.68%	6.52%	5.81%
MSCI EAFE Gross Index	-0.17%	10.17%	7.00%	6.29%

10	October 31, 2014

The Tocqueville Gold Fund

Dear Fellow Shareholder,

The Tocqueville Gold Fund declined 20.07% during the fiscal year ended October 2014, while the Philadelphia Gold and Silver Index, declined -30.89%, the Standard & Poor’s 500 Index increased 17.27% and the gold price fell 11.49% to finish the period at $1,171.60 per ounce. The top three performers in the Fund over this period included Anthem United Inc., GoGold Resources Inc. and Barisan Gold Corp. which appreciated by 141.5%, 47.0% and 41.4%, respectively. The bottom three performers were Ivanhoe Mines Ltd., East Asia Minerals Corp. and IAMGOLD Corp. which declined by 68.8%, 63.0% and 62.9%, respectively.

During the first quarter of the fiscal year, as the gold price put in a bottom for 2013, gold equity investors sold positions into market weakness to capture tax losses. However, by the turn of the calendar year, markets reassessed the overdone correction in gold and gold equities, as an opportunity. Gold prices and gold mining stocks turned up quickly with the start of the new calendar year. The value observed by gold stock investors was not lost on gold mining companies either. Goldcorp initiated a hostile bid in January for one of the Fund’s largest equity positions, Osisko Mining, which was wrapping up some of the start-up challenges of operating its newly built Malartic mine and beginning to settle in to more steady state production and cash flow generation. Osisko Mining was ultimately taken over with a friendly offer from Agnico Eagle Mines Limited and Yamana Gold Inc., both prominent positions in the Fund prior to their combined cash and stock offer for Osisko Mining. Even though Goldcorp was not successful with its bid, it did attract a broader interest in the sector’s low valuations, as investors sought out other potential take-out candidates. Detour Gold, also in the Fund, was one that became the subject of market commentary as a potential target and its stock rose in response, which added to the contribution Osisko Mining’s performance made to the Fund during the first nine months of fiscal 2014.

The middle of the fiscal year—February through July—continued to see a renewed interest in gold and gold stocks, with robust enthusiasm during the first few months and then more reluctantly, as general equity and bond markets attempted to factor in sluggish global economic growth and the U.S. Federal Reserve’s future interest rate policy. During this period, precious metal equities did outperform broader markets by a large margin and investors seemed to prefer exposure through royalty companies such as Franco Nevada Corporation, Royal Gold Inc. and Silver Wheaton Corp. Through most of the year those companies represented about 10% to 15% of the Fund’s overall investment in the precious metals equity sector. The royalty companies enjoy a business model that participates directly in metal production and revenues with less direct exposure to the operating risks and costs that precious metal mining companies are exposed to. Additionally, royalty companies have more flexibility and are more disciplined with their allocation of capital. Along with their diverse exposure to various sources of gold production or royalties, and reduced risk exposure, they tend to receive a much better valuation. The weighting exposure to the royalty companies and their performance made a considerable difference to the Fund’s returns throughout the year but especially during the middle of the year.

While the first nine months of the fiscal year showed impressive gains for the Fund’s precious metal equities positions, outperforming the S&P 500 during that time-frame; those strong gains were confronted with a bout of weakness for gold which began in late August and coincided with the breakdown of the Yen and the Euro vs. the U.S. dollar. Commentators from all quarters became aggressively negative on gold and increasingly on gold stocks with a chorus that seemed unanimously bearish during the last three months into late October. Meanwhile, investors seemed more committed to the performance in U.S. equity and bond markets as they left gold behind. The Fund’s weighting in gold bullion, the Fund’s largest investment position, tempered the decline in precious metal mining stock performance during the final fiscal quarter. Gold prices fell about a quarter of what gold equities corrected, offering a degree of stability in a sector that moved quickly from strong outperformer to underperformer as markets witnessed weaker Yen and Euros relative to the U.S. dollar.

As we start a new fiscal year, we have become more enthusiastic about values in the gold sector, and are witnessing more asset sales and signs of mergers and acquisitions. The lower gold price will make it more difficult for some of the higher cost producers to carry on, which will likely result in consolidation, usually a healthy development for a beaten up industry. M&A activity tends to attract capital and along with that higher valuations, in addition to a new commitment to profitability.

Annual Report	11

We continue to seek investments for the Fund in well managed companies with strong balance sheets and assets, which are able to create value independently of gold price action. Value creation comes about in numerous ways, whether it’s progress in the construction of new mines, or successful exploration or M&A activity. We believe that during 2015, cost cutting, capital allocation and M&A activity will likely be some of the main topics precious metal stock investors and market speculators will focus on. We continue to believe that investing in the securities of well managed precious metal mining and royalty companies, with sound balance sheets, offers the most dynamic and reliable exposure to the upside potential in the gold price. Our research activity and portfolio selection is based on emphasizing the value creators in the sector and avoiding the value destroyers.

Best regards,

John C. Hathaway	Douglas B. Groh
Portfolio Manager	Portfolio Manager

12	October 31, 2014

The Tocqueville Gold Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

In 2006, 2009, and 2010 the performance of The Tocqueville Gold Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. Returns include the reinvestment of all dividends.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2014

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Gold Fund	-20.07%	-27.11%	-8.21%	3.24%
Philadelphia Stock Exchange Gold and Silver Index	-30.89%	-30.18%	-14.87%	-3.32%
Standard & Poor’s 500 Stock Index	17.27%	19.77%	16.69%	8.20%

Annual Report	13

The Delafield Fund

Dear Fellow Shareholder,

Markets exhibited extraordinary resiliency early in the fiscal year, shrugging off the government shutdown in October 2013 and advancing to near all-time-highs despite ongoing concerns about the tapering of the Fed’s quantitative easing program, only modest improvement in labor data, and mixed signals from the housing market. Broadly speaking, investors remained favorably disposed to equities for the balance of the fiscal year, though episodic sell-offs seemed to reveal an underlying nervousness among investors. For example, solid corporate earnings results in February convinced investors that concurrent weak retail and housing data were only temporary and weather driven, and so markets rose across the board. However, in March, a lack of favorable data points seemed to trigger profit taking, and markets began to come under pressure, which continued into April with the release of weaker than expected first quarter domestic economic data. Then, as temperatures began to rise, both economic activity and the stock market began to rebound. Specifically, improved consumer confidence, jobs and housing reports during the latter part of the second calendar quarter seemed to be the tonic for a jittery market, and most major indices experienced solid gains despite renewed geopolitical flare-ups in the Middle East and Ukraine. The next selloff occurred in July, after the Federal Reserve’s meeting commentary caused investor anticipation of a near term interest rate hike. The volatile situation in both the Middle East and Ukraine also seemed to weigh on the markets. Mostly favorable domestic economic data released throughout August offered a respite, albeit only temporarily, as September brought with it renewed worries over slowing growth in foreign economies, particularly Europe and China, as well as reduced corporate earnings expectations heading into earnings season. These concerns then faded to close out the year, with the market rebounding in October.

The Fund’s performance, which had been satisfactory through the midpoint of the period, deteriorated in the latter half and resulted in a disappointing fiscal year. For the twelve months ended October 31, 2014, The Delafield Fund’s net asset value increased 1.58% to $36.40 per share. During the same twelve months, on a total return basis, the Russell 2000 Index (“Russell 2000”) posted an 8.06% increase, while the Standard & Poor’s 500 Index (“S&P 500”) increased 17.27%. Owing to the smaller average market capitalization of companies in the Russell 2000, we view it as the more appropriately comparative index to the Fund.

During the year, exposure to the energy sector was increased after identifying a number of compelling investment opportunities in the equipment and services and oil/gas consumable fuels industries. However, our timing proved to be early. Several of the energy companies have progressed somewhat more slowly on their turnarounds than we had anticipated and experienced earnings related disappointments. Later in the fiscal year, a global decline in oil prices further pressured all energy sector stocks, though the shares of the smaller capitalization energy names in which the Fund was invested were particularly impacted. In aggregate, the Fund’s energy holdings were responsible for nearly 300 basis points of negative absolute performance and roughly 165 basis points of relative underperformance when compared to the Russell 2000. One energy sector stock, Energy XXI Ltd. was the largest individual detractor from the fiscal year performance. Shares were initially purchased believing that its anticipated acquisition of EPL Oil & Gas would consolidate its position in the Gulf Coast shelf leading to efficiencies of operation and substantial free cash flow. However, due to some unexpected operating inefficiencies, the decline in the price of oil referenced earlier, and then late in the fiscal year, tax loss selling, the shares declined radically.

Performance in the specialty retail and metals and mining industries were also detrimental to the absolute and relative return this year (about 225 and 250 basis points, respectively). In specialty retail, Ascena Retail Group Inc. was the primary culprit, with the shares off on weaker than expected near-term results in a challenging retail environment. However, our thesis on this stock remains intact, and the position was opportunistically added to. The disappointing metal and mining performance was largely driven by Molycorp Inc. Considerable time was spent visiting Molycorp’s operations and with management, and we continue to believe that eventually Molycorp will be successful at operating the Mountain Pass mine efficiently and become a low cost, profitable supplier of rare earths. Unfortunately, however, the capital needed to achieve this result has increased dramatically and has stretched their balance sheet to the breaking point and therefore, we came to the difficult decision to sell the holding.

14	October 31, 2014

Despite the disappointments highlighted above, the Fund did experience a number of successful outcomes as well. The chemicals industry, which represented about 15% of portfolio during the year, strongly outperformed the Russell 2000. The chemicals stocks in the Fund, led by LyondellBasell Industries, Minerals Technologies Inc. and PolyOne Corporation, generated better than a 12% aggregate return during the year compared to less than a 2% return in the Russell 2000 chemical industry components. Similarly, the electronic equipment instruments and components investments, together totaling almost 9% of the portfolio, increased about 23% during the year as compared to a 7% return from the comparable Russell 2000 stocks. Flextronics International Ltd. was the standout here, with the shares benefiting from consistently solid earnings results; strong free cash flow generation; and, meaningful share repurchase activity. And there were winning stocks even within sectors which hurt the portfolio the most this past year. For example, the Fund exited its investment in Finish Line, Inc. during the year, after the shares generated close to a 28% increase for the year.

To sum up, while not satisfied with last year’s results, we remain confident in our approach. We continued to actively search for companies that we believed were selling at prices which seemed modest in relation to the company’s intrinsic value and where something could change to alter that company’s future for the better. In general, we believe the companies in which the Fund is already invested in are doing well both fiscally and operationally. Some may be impacted in the near term by declining commodity prices, especially if energy exposed, and by the strengthening dollar. However, we continue to like the portfolio of special situation and value stocks and believe that over time the market will reflect the true value of these holdings. In retrospect, we should have taken more profits than we did earlier in the year, but since we believed the investments were making solid progress we were loath to do so. And, while the sharp decline in share prices over the past few months has reduced valuations we are paradoxically beginning to feel more bullish.

Sincerely,

J. Dennis Delafield	Vincent Sellecchia
Portfolio Manager	Portfolio Manager

Annual Report	15

The Delafield Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/04. Since the Delafield Fund did not commence operations until 9/28/09, returns prior to that date are those of the Predecessor Fund. The Delafield Fund assumed the net asset value and performance history of the Predecessor Fund (See Footnote 1 to the Financial Statements). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2014

	1 Year	3 Year	5 Year	10 Year
The Delafield Fund	1.58%	14.18%	13.69%	9.47%
Standard & Poor’s 500 Stock Index	17.27%	19.77%	16.69%	8.20%
Russell 2000 Total Return Index	8.06%	18.18%	17.39%	8.67%

16	October 31, 2014

The Tocqueville Select Fund

Dear Fellow Shareholder,

Markets exhibited extraordinary resiliency early in the fiscal year, shrugging off the government shutdown in October 2013 and advancing to near all-time-highs despite ongoing concerns about the tapering of the Fed’s quantitative easing program, only modest improvement in labor data, and mixed signals from the housing market. Broadly speaking, investors remained favorably disposed to equities for the balance of the fiscal year, though episodic sell-offs seemed to reveal an underlying nervousness among investors. For example, solid corporate earnings results in February convinced investors that concurrent weak retail and housing data were only temporary and weather driven, and so markets rose across the board. However, in March, a lack of favorable data points seemed to trigger profit taking, and markets began to come under pressure, which continued into April with the release of weaker than expected first quarter domestic economic data. Then, as temperatures began to rise, both economic activity and the stock market began to rebound. Specifically, improved consumer confidence, jobs and housing reports during the latter part of the second calendar quarter seemed to be the tonic for a jittery market, and most major indices experienced solid gains despite renewed geopolitical flare-ups in the Middle East and Ukraine. The next selloff occurred in July, after the Federal Reserve’s meeting commentary caused investor anticipation of a near term interest rate hike. The volatile situation in both the Middle East and Ukraine also seemed to weigh on the markets. Mostly favorable domestic economic data released throughout August offered a respite, albeit only temporarily, as September brought with it renewed worries over slowing growth in foreign economies, particularly Europe and China, as well as reduced corporate earnings expectations heading into earnings season. These concerns then faded to close out the year, with the market rebounding in October.

Unfortunately, the portfolio was at times out of sync with the market and did not manage to keep stride for the fiscal year. For the twelve months ended October 31, 2014, The Tocqueville Select Fund’s net asset value increased 6.14% to $14.90 per share. During the same twelve months, on a total return basis, the Russell 2500 Index (“Russell 2500”) posted a 10.23% increase, while the Russell 2000 Index (“Russell 2000”), the Fund’s benchmarks, increased 8.06%.

Stock selection was in aggregate, favorable to the Fund’s relative return for the fiscal year. However, the performance of the holdings in the specialty retail and containers and packaging industries was subpar. Positions in both industries detracted from the absolute performance for the year, and, owing to their large weighting in the Fund (about 16% combined), adversely impacted the performance relative to the Russell 2500 by more than 400 basis points. In specialty retail, Ascena Retail Group Inc. was the primary culprit and also the largest single detractor to the Fund for the year. The shares were off on weaker than expected near-term results in a challenging retail environment. However, our thesis on this stock remains intact, and we opportunistically added to the position. Staples, Inc., also a specialty retail name, experienced a difficult twelve months, though the stock did rebound somewhat towards the end of the period. Owens-Illinois, Inc. was the biggest disappointment in the containers and packaging industry, with the stock off almost 19% on disappointing earnings driven by sluggish end market trends in certain geographies as well as operating inefficiencies in some manufacturing facilities.

Performance was also tempered somewhat by the size of the reserves, which approached 15% of the Fund’s net assets for the year and accounted for close to 160 basis points of underperformance. That said, holding cash was by no means an asset allocation strategy on our part. Rather, the level of reserves was an indication of the challenge we faced finding attractive investment opportunities in a market that generally appeared fully valued to us, in particular during the first half of the fiscal year. We were content to use the cash as a hedge against volatility in the near term and ultimately, we will employ these cash reserves to seize upon attractive and appropriately priced investment opportunities as we uncover them.

With respect to positive highlights for the year, the chemicals industry, which represented about 7% of our portfolio, strongly outperformed the Russell 2500. The chemicals stocks, led by Minerals Technologies Inc. and Ashland Inc. generated better than a 28% aggregate return during the year compared to just above a 9% return in the Russell 2500 chemical industry components. Similarly, the internet software and services investments, together totaling more than 5% of the portfolio, increased about 15% during the year as compared to a loss of close to 5% from the comparable Russell

Annual Report	17

2500 stocks. Conversant Inc. was the standout here, with the shares up sharply after agreeing to a takeover by Alliance Data Systems Corp.

While we are not satisfied with last year’s end results, we remain confident in our approach. Our investment strategy utilizes a strictly bottom-up approach whereby we search for companies that we believe are selling at prices which seem modest in relation to the company’s intrinsic value and where something may change which will alter that company’s future for the better. We continued to actively search for companies that we believed were selling at prices which seemed modest in relation to the company’s intrinsic value and where something could change to alter that company’s future for the better. In general, we believe the companies in which the Fund has already invested in are doing well both fiscally and operationally. Some may be impacted in the near term by declining commodity prices, especially if energy exposed, and by the strengthening dollar. However, we continue to like the portfolio of special situation and value stocks and believe that over time the market will reflect the true value of these holdings.

Sincerely,

J. Dennis Delafield	Vincent Sellecchia	Donald Wang
Portfolio Manager	Portfolio Manager	Portfolio Manager

18	October 31, 2014

The Tocqueville Select Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/04. Since The Tocqueville Select Fund did not commence operations until 9/28/09, returns from the period from September 29, 2008 to September 27, 2009 are those of the Class Y Shares of the Predecessor Fund (See Footnote 1 to the Financial Statements). Prior to that period, returns shown are those of a limited partnership managed by the adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

In 2013 the performance of The Tocqueville Select Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Russel 2500 Total Return Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Returns include the reinvestment of all dividends.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2014

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Select Fund	6.14%	16.35%	16.53%	10.67%
Russell 2500 Total Return Index	10.23%	19.03%	18.40%	9.68%
Russell 2000 Total Return Index	8.06%	18.18%	17.39%	8.67%

Annual Report	19

The Tocqueville Alternative Strategies Fund

Dear Fellow Shareholder,

I am pleased to be writing this first annual letter to you as portfolio manager of the Tocqueville Alternative Strategies Fund. This Fund, previously managed by me as the CIO of Bridgehampton Capital Management, was reorganized into a series of The Tocqueville Trust and, simultaneously, my team and I became affiliated with Tocqueville Asset Management. The focus throughout the process was to find a home for the Fund that would provide the best platform from which to generate strong results for shareholders. The move to Tocqueville has enhanced absolutely every aspect of our business, including research, operations, marketing support, compliance and trading, among other things. The official transition date was June 30, 2014, and I could not be more pleased with the deep resources that have been added to our efforts as we have sought both continuity and continuous process improvement.

In this context, I would like to take a moment to review the investment objectives: the Fund seeks higher returns and lower volatility than the S&P 500 Index over a three to five year time horizon. Over shorter time periods, some Fund investors like to compare it to the HFRX North America (HFRXNA) Index. Parsing this a little bit, it should be made clear that we are not expecting to do better than the S&P 500 Index in every market condition or every part of the market cycle. Instead, through the use of the alternative strategies we deploy, the Fund seeks to generate absolute returns in a 1-2 year period with strategies that have modest, low or negative correlations to the broad indexes. We believe, but cannot guarantee, that the result will be an attractive return profile resulting in better risk-adjusted returns in aggregate than the S&P 500 Index over the entire cycle.

Over the twelve month period ending October 31, 2014, the Fund generated a total return of 3.14%1 versus a total return of 17.27% for the S&P 500 (the Fund’s benchmark) and a loss of -1.03% for the HFRXNA and. Since the inception of the predecessor fund, June 29, 2012, the Fund has had an annualized return of 7.84%1 versus 20.83% for the S&P 500 and 6.17% for the HFRXNA.

Of the 314 basis points (or 3.14 percentage points) the Fund made in the fiscal year, more than half can be accounted for by gains in Blackberry (BBRY), a special situations trade which has consistently been in the top holdings over the last few quarters. We have a high degree of confidence that the new CEO, John Chen, and his team can capitalize on the security, messaging and software assets that were underutilized by the prior hardware-focused management. BBRY’s enterprise software solutions support iphones, android and Windows phones. We believe that the company is widely misunderstood by investors and that this investment can work in any market environment. As such, BBRY remains a high conviction position, although the position size has been aggressively reduced to lock in gains, and BBRY is strongly positive for shareholders since the position was initiated in 2012. Hallador Energy (HNRG), a coal and gas company, and ISIS Pharmaceuticals, a biotechnology firm, also contributed positively on the equity front. In fixed income and converts, returns were generally muted, but our largest positive contributor was a hedged position in JC Penney Bonds (JCP 7.65% 2016), which contributed approximately +37 basis points in the period.

There were a handful of poorly performing positions, including a position in Corinthian Colleges (COCO) which went to its risk management limit as investors, including the Fund, lost confidence in the company’s ability to meet its financial obligations. The largest losing position in a fixed income security was a position in NII Holdings, a distressed bond position which was exited at a loss. The company’s liquidity position deteriorated to the point that we felt it prudent to take losses and move on, rather than wait for a default or restructuring event.

Overall, however, returns were muted across strategies. The four main strategy classifications, Convertible Arbitrage, Fixed Income, Special Situations and Long Equity contributed approximately +55 basis points, -57 basis points, +253 basis points and +261 basis points, respectively. In addition, the portfolio was adversely impacted by approximately -195 basis points in its portfolio hedges, primarily as a result of index hedges hurting the portfolio as stock markets rallied strongly, although the Fund also experienced losses in interest rate hedges.

With the depth of Tocqueville research, our idea generation tools, an experienced team and the ability to go anywhere in the capital structure, we believe we have a sustainable process that will serve the Fund well in any market environment, including today’s. Thank you for investing with the Tocqueville Alternative Strategies Fund.

20	October 31, 2014

We hope to work for you for many years to come!

Sincerely,

Kenneth Lee
Portfolio Manager

[1]	The performance information provided prior to June 30, 2014 is historical information for the Bridgehampton Value Strategies Fund (the “Predecessor Fund”), which was reorganized into the Tocqueville Alternative Strategies Fund on June 30, 2014. The Predecessor Fund was managed by Bridgehampton Capital Management LLC and has the same portfolio managers, investment objectives and investment strategies as the Tocqueville Alternative Strategies Fund.

Annual Report	21

The Tocqueville Alternative Strategies Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on June 29, 2012. Since the Tocqueville Alternative Strategies Fund did not commence operations until June 30, 2014, returns prior to that date are those of the Predecessor Fund (See Footnote 1 to the Financial Statements). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held for 90 days or less.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

The HFRX North America Index is designed to reflect the performance of the North American region of the hedge fund universe. Regional Investment Focus is designed to reflect the primary focus of the Fund’s strategic exposure, over various market cycles, independent of the investment manager’s physical location or the domiciled registration location of the fund. Fund investing in North America typically have greater than 50% exposure in North America. Returns include the reinvestment of all dividends

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED OCTOBER 31, 2014

	1 Year	Inception(1)
The Tocqueville Alternative Strategies Fund	3.14%	7.84%
Standard & Poor’s 500 Stock Index	17.27%	20.83%
HFRX North America Index	–1.03%	6.17%

(1)	Inception of the Predecessor Fund was June 29, 2012.

22	October 31, 2014

Expense Example—October 31, 2014 (Unaudited)

As a shareholder of The Tocqueville Trust (the “Funds”), you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (May 1, 2014-October 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report	23

Expense Example Tables (Unaudited)

The Tocqueville Fund	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 - October 31, 2014
Actual	$1,000.00	$1,048.10	$6.40
Hypothetical (5% return before expenses)	1,000.00	1,018.95	6.31

The Tocqueville Opportunity Fund
Actual	$1,000.00	$1,112.80	$6.98
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.67

The Tocqueville International Value Fund
Actual	$1,000.00	$932.40	$6.09
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36

The Tocqueville Gold Fund
Actual	$1,000.00	$771.80	$5.94
Hypothetical (5% return before expenses)	1,000.00	1,018.50	6.77

The Delafield Fund
Actual	$1,000.00	$954.90	$6.01
Hypothetical (5% return before expenses)	1,000.00	1,019.06	6.21

The Tocqueville Select Fund
Actual	$1,000.00	$1,067.30	$6.93
Hypothetical (5% return before expenses)	1,000.00	1,018.50	6.77

The Tocqueville Alternative Strategies Fund
Actual	$1,000.00	$1,030.20	$13.15
Hypothetical (5% return before expenses)	1,000.00	1,012.25	13.03

*	Expenses are equal to the Fund’s annualized six-month expense ratio (including extraordinary expenses) of 1.24%, 1.31%, 1.25%, 1.33%, 1.22%, 1.33% and 2.57% for The Tocqueville Fund, Opportunity Fund, International Value Fund, Gold Fund, Delafield Fund, Select Fund, and Alternative Strategies Fund respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

24	October 31, 2014

The Tocqueville Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2014	2013		2012		2011	2010
Net asset value, beginning of year	$30.67	$24.11		$22.23		$21.53	$18.47

Operations:
Net investment income (1)	0.28	0.40		0.40		0.23	0.32
Net realized and unrealized gain	3.78	6.51		1.81		0.80	2.97

Total from investment operations *	4.06	6.91		2.21		1.03	3.29

Distributions to shareholders:
Dividends from net investment income	(0.30)	(0.35)		(0.33)		(0.33)	(0.23)
Distributions from net realized gains	(0.25)	—		—		—	—

Total distributions	(0.55)	(0.35)		(0.33)		(0.33)	(0.23)

Change in net asset value for the year	3.51	6.56		1.88		0.70	3.06

Net asset value, end of year	$34.18	$30.67		$24.11		$22.23	$21.53

* Includes redemption fees per share of	0.00 (2)	0.00	(2)	0.00	(2)	0.00 (2)	0.00 (2)
Total Return	13.4%	29.0%		10.1%		4.8%	18.0%
Ratios/supplemental data
Net assets, end of year (000)	$380,561	$348,269		$366,025		$491,541	$489,670
Ratio to average net assets:
Expenses before waiver/reimbursement	1.25%	1.28%		1.29%		1.26%	1.26%
Expenses after waiver/reimbursement	1.24%	1.26	%(3)	1.26	%(3)	1.25%	1.25%
Net investment income before waiver/reimbursement	0.84%	1.33%		1.30%		0.97%	1.65%
Net investment income after waiver/reimbursement	0.85%	1.35%		1.33%		0.98%	1.66%
Portfolio turnover rate	19%	16%		17%		28%	23%

(1)	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Includes 0.01% of interest expense which is not included in the Fund’s operating expense cap.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	25

The Tocqueville Opportunity Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$21.29	$15.76	$14.96	$13.20	$10.78

Operations:
Net investment loss (1)	(0.22)	(0.13)	(0.11)	(0.13)	(0.12)
Net realized and unrealized gain	2.80	5.66	0.91	1.89	2.54

Total from investment operations *	2.58	5.53	0.80	1.76	2.42

Distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(1.09)	—	—	—	—

Total distributions	(1.09)	—	—	—	—

Change in net asset value for the year	1.49	5.53	0.80	1.76	2.42

Net asset value, end of year	$22.78	$21.29	$15.76	$14.96	$13.20

* Includes redemption fees per share of	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Total Return	12.6%	35.1%	5.4%	13.3%	22.6%
Ratios/supplemental data
Net assets, end of year (000)	$80,324	$80,609	$65,455	$46,963	$32,863
Ratio to average net assets:
Expense	1.30%	1.30%	1.32%	1.36%	1.41%
Net investment loss	(0.90)%	(0.64)%	(0.76)%	(1.04)%	(1.08)%
Portfolio turnover rate	92%	100%	77%	110%	104%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.

The Accompanying Notes are an Integral Part of these Financial Statements.

26	October 31, 2014

The Tocqueville International Value Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2014	2013		2012	2011	2010
Net asset value, beginning of year	$14.71	$11.68		$12.00	$12.12	$10.48

Operations:
Net investment income (1)	0.15	0.24		0.17	0.11	0.11
Net realized and unrealized gain (loss)	(0.15)	2.97		(0.37)	(0.16)	1.65

Total from investment operations *	—	3.21		(0.20)	(0.05)	1.76

Distributions to shareholders:
Dividends from net investment income	(0.23)	(0.18)		(0.12)	(0.07)	(0.12)
Distributions from net realized gains	—	—		—	—	—

Total distributions	(0.23)	(0.18)		(0.12)	(0.07)	(0.12)

Change in net asset value for the year	(0.23)	3.03		(0.32)	(0.12)	1.64

Net asset value, end of year	$14.48	$14.71		$11.68	$12.00	$12.12

* Includes redemption fees of	0.00 (2)	0.00	(2)	0.00 (2)	$0.01	0.00 (2)
Total Return	(0.0)%	27.8%		(1.6)%	(0.5)%	17.0%
Ratios/supplemental data
Net assets, end of year (000)	$237,051	$262,981		$218,793	$199,848	$150,103
Ratio to average net assets:
Expenses before waiver/reimbursement	1.54%	1.55%		1.56%	1.56%	1.56%
Expenses after waiver/reimbursement	1.25%	1.30	%(3)	1.56%	1.56%	1.56%
Net investment income before waiver/reimbursement	0.62%	1.55%		1.53%	0.99%	1.03%
Net investment income after waiver/reimbursement	0.91%	1.80	%(3)	1.53%	0.99%	1.03%
Portfolio turnover rate	31%	37%		38%	30%	27%

(1)	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Expense waiver of 1.25% was implemented on January 1, 2013.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	27

The Tocqueville Gold Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$38.01	$72.82	$81.97	$82.00	$49.71

Operations:
Net investment loss (1)	(0.08)	(0.26)	(0.35)	(0.67)	(0.58)
Net realized and unrealized gain (loss)	(7.55)	(32.93)	(7.47)	2.25	32.96

Total from investment operations *	(7.63)	(33.19)	(7.82)	1.58	32.38

Distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	(1.62)	(1.33)	(1.61)	(0.09)

Total distributions	—	(1.62)	(1.33)	(1.61)	(0.09)

Change in net asset value for the year	(7.63)	(34.81)	(9.15)	(0.03)	32.29

Net asset value, end of year	$30.38	$38.01	$72.82	$81.97	$82.00

* Includes redemption fees per share of	0.02	0.02	0.02	0.10	0.06
Total Return	(20.1)%	(46.4)%	(9.5)%	1.8%	65.2%
Ratios/supplemental data
Net assets, end of year (000)	$1,138,557	$1,215,081	$2,445,913	$2,647,078	$2,199,603
Ratio to average net assets:
Expense	1.36%	1.34%	1.28%	1.25%	1.34%
Net investment loss	(0.78)%	(0.41)%	(0.56)%	(0.86)%	(1.11)%
Portfolio turnover rate	10%	14%	11%	3%	9%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.

The Accompanying Notes are an Integral Part of these Financial Statements.

28	October 31, 2014

The Delafield Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$37.13	$29.79	$27.21	$26.65	$21.35

Operations:
Net investment loss (1)	(0.10)	(0.05)	(0.04)	(0.08)	(0.00	)(2)
Net realized and unrealized gain	0.70	9.19	2.99	0.64	5.32

Total from investment operations *	0.60	9.14	2.95	0.56	5.32

Distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(1.33)	(1.80)	(0.37)	—	—
Return of capital	—	—	—	—	(0.02)

Total distributions	(1.33)	(1.80)	(0.37)	—	(0.02)

Change in net asset value for the year	(0.73)	7.34	2.58	0.56	5.30

Net asset value, end of year	$36.40	$37.13	$29.79	$27.21	$26.65

* Includes redemption fees of	0.00 (2)	0.00 (2)	0.00 (2)	0.01	0.01
Total Return	1.6%	32.1%	11.0%	2.1%	25.0%
Ratios/supplemental data
Net assets, end of year (000)	$1,475,139	$1,759,341	$1,346,273	$1,262,876	$933,674
Ratio to average net assets:
Expense	1.21%	1.21%	1.23%	1.23%	1.27%
Net investment loss	(0.24)%	(0.15)%	(0.13)%	(0.30)%	(0.02)%
Portfolio turnover rate	34%	34%	49%	38%	30%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	29

The Tocqueville Select Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$15.57	$11.35	$11.06	$11.54	$8.46

Operations:
Net investment loss (1)	(0.07)	(0.06)	(0.04)	(0.07)	(0.03)
Net realized and unrealized gain	0.94	4.79	0.44	0.12	3.12

Total from investment operations *	0.87	4.73	0.40	0.05	3.09

Distributions to shareholders:
Dividends from net investment income	—	—	—	—	(0.01)
Distributions from net realized gains	(1.54)	(0.51)	(0.11)	(0.53)	—

Total distributions	(1.54)	(0.51)	(0.11)	(0.53)	(0.01)

Change in net asset value for the year	(0.67)	4.22	0.29	(0.48)	3.08

Net asset value, end of year	$14.90	$15.57	$11.35	$11.06	$11.54

* Includes redemption fees of	0.00 (2)	0.00 (2)	0.00 (2)	$0.01	$0.01
Total Return	6.1%	43.2%	3.7%	(0.1)%	36.6%
Ratios/supplemental data
Net assets, end of year (000)	$108,060	$99,888	$84,549	$71,554	$41,788
Ratio to average net assets:
Expense	1.32%	1.34%	1.37%	1.36%	1.38%
Net investment loss	(0.50)%	(0.39)%	(0.36)%	(0.67)%	(0.43)%
Portfolio turnover rate	32%	28%	31%	28%	40%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.

The Accompanying Notes are an Integral Part of these Financial Statements.

30	October 31, 2014

The Tocqueville Alternative Strategies Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	For the Period January 1, 2014 to October 31, 2014		For the Period June 1, 2013 to December 31, 2013†		For the Period June 29, 2012(3) to May 31, 2013†
Net asset value, beginning of period	$26.19		$29.06		$25.00

Operations:
Net investment loss	(0.20	)(1)	(0.15	)(2)	(0.04	)(2)
Net realized and unrealized gain (loss)	1.27		(0.98)		4.75

Total from investment operations *	1.07		(1.13)		4.71

Distributions to shareholders:
Dividends from net investment income	—		(0.11)		(0.02)
Distributions from net realized gains	—		(1.63)		(0.63)

Total distributions	—		(1.74)		(0.65)

Change in net asset value for the period	1.07		(2.87)		4.06

Net asset value, end of period	$27.26		$26.19		$29.06

* Includes redemption fees of	$0.00	(4)	$0.00	(4)	$0.00	(4)
Total Return	4.1	%(5)	(3.8	)%(5)	19.2	%(5)
Ratios/supplemental data
Net assets, end of period (000)	$39,143		$36,594		$38,846
Ratio to average net assets:
Expenses before waiver/reimbursement	3.31	%(6)	3.25	%(6)	3.21	%(6)
Expenses after waiver/reimbursement	2.66	%(6)	2.86	%(6)	2.63	%(6)
Net investment loss before waiver/reimbursement	(1.52	)%(6)	(1.33	)%(6)	(0.72	)%(6)
Net investment loss after waiver/reimbursement	(0.87	)%(6)	(0.94	)%(6)	(0.14	)%(6)
Ratio to average net assets (excluding dividends and interest on securities sold short):
Expenses before waiver/reimbursement	2.60	%(6)	2.38	%(6)	2.57	%(6)
Expenses after waiver/reimbursement	1.96	%(6)	1.99	%(6)	1.99	%(6)
Net investment loss before waiver/reimbursement	(0.81	)%(6)	(0.46	)%(6)	(0.08	)%(6)
Net investment income (loss) after waiver/reimbursement	(0.16	)%(6)	(0.07	)%(6)	0.50	%(6)
Portfolio turnover rate	99	%(5)	69	%(5)	91	%(5)
†	Information shown is for Predecessor Fund—Class I
(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Net investment loss per share is calculated based on average shares outstanding during the period.
(3)	Inception of Predecessor Fund—Class I.
(4)	Represents less than $0.01.
(5)	Not annualized.
(6)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	31

The Tocqueville Fund

Schedule of Investments as of October 31, 2014

Common Stocks—97.6%	Shares	Value
Automobiles & Components—1.9%
Ford Motor Co.	500,000	$7,045,000
Banks—0.6%
M&T Bank Corp.	20,000	2,443,600
Capital Goods—6.4%
Allison Transmission Holdings, Inc.	100,000	3,248,000
The Boeing Co.	50,000	6,245,500
General Electric Co.	400,000	10,324,000
Illinois Tool Works, Inc.	50,000	4,552,500
		24,370,000
Commercial & Professional Services—3.7%
Pitney Bowes, Inc.	250,000	6,185,000
Steelcase, Inc.	250,000	4,430,000
The ADT Corp.	100,000	3,584,000
		14,199,000
Consumer Services—2.7%
Bob Evans Farms, Inc.	75,000	3,663,750
DeVry Education Group, Inc.	100,000	4,841,000
McDonald’s Corp.	20,000	1,874,600
		10,379,350
Diversified Financials—5.0%
Capital One Financial Corp.	75,000	6,207,750
Lazard Ltd.(a)	100,000	4,921,000
The Bank of New York Mellon Corp.	200,000	7,744,000
		18,872,750
Energy—9.2%
Energen Corp.	100,000	6,770,000
Exxon Mobil Corp.	100,000	9,671,000
Frank’s International NV(a)	200,000	3,446,000
Murphy Oil Corp.	100,000	5,339,000
Schlumberger Ltd.(a)	100,000	9,866,000
		35,092,000
Food & Staples Retailing—2.0%
Wal-Mart Stores, Inc.	100,000	7,627,000
Food, Beverage & Tobacco—3.7%
Campbell Soup Co.	125,000	5,521,250
The Coca-Cola Co.	200,000	8,376,000
		13,897,250
Health Care Equipment & Services—1.0%
Express Scripts Holding Co.(b)	50,000	3,841,000
Household & Personal Products—4.1%
Colgate-Palmolive Co.	100,000	6,688,000
The Procter & Gamble Co.	100,000	8,727,000
		15,415,000
Insurance—2.9%
Aflac, Inc.	100,000	5,973,000
XL Group PLC(a)	150,000	5,082,000
		11,055,000
Materials—6.2%
BHP Billiton Ltd.—ADR(a)	75,000	4,458,000
EI du Pont de Nemours & Co.	150,000	10,372,500
Goldcorp, Inc.(a)	250,000	4,695,000
Sonoco Products Co.	100,000	4,087,000
		23,612,500
Pharmaceuticals, Biotechnology & Life Sciences—16.1%
Alkermes PLC(a)(b)	200,000	10,110,000
Allergan, Inc.	40,000	7,602,400
Isis Pharmaceuticals, Inc.(b)	200,000	9,212,000
Johnson & Johnson	100,000	10,778,000
Merck & Co., Inc.	150,000	8,691,000
Omeros Corp.(b)	175,000	2,899,750
Perrigo Co. PLC(a)	25,000	4,036,250
Pfizer, Inc.	200,000	5,990,000
PTC Therapeutics, Inc.(b)	45,000	1,839,150
		61,158,550
Retailing—1.7%
Amazon.com, Inc.(b)	12,500	3,818,250
Target Corp.	45,000	2,781,900
		6,600,150
Semiconductors & Semiconductor Equipment—4.6%
Applied Materials, Inc.	400,000	8,836,000
Intel Corp.	250,000	8,502,500
		17,338,500
Software & Services—12.5%
Automatic Data Processing, Inc.	100,000	8,178,000
CDK Global, Inc.(b)	33,333	1,119,989
Facebook, Inc.(b)	75,000	5,624,250
Google, Inc.—Class A(b)	7,000	3,975,090
Google, Inc.—Class C(b)	7,000	3,913,560
Microsoft Corp.	250,000	11,737,500
Oracle Corp.	75,000	2,928,750
Xerox Corp.	750,000	9,960,000
		47,437,139
Technology Hardware & Equipment—6.4%
Apple, Inc.	70,000	7,560,000
Avnet, Inc.	75,000	3,243,750
Bio-key International, Inc.(b)(c)(d)(e) (Originally acquired 09/16/05, Cost $0)	47,090	—
BlackBerry Ltd.(a)(b)	250,000	2,625,000

The Accompanying Footnotes are an Integral Part of these Financial Statements.

32	October 31, 2014

The Tocqueville Fund

Schedule of Investments as of October 31, 2014

Common Stocks (continued)	Shares	Value
EMC Corp.	300,000	$8,619,000
QUALCOMM, Inc.	30,000	2,355,300
		24,403,050
Telecommunication Services—1.3%
Verizon Communications, Inc.	100,000	5,025,000
Transportation—3.0%
CH Robinson Worldwide, Inc.	50,000	3,460,500
Delta Air Lines, Inc.	200,000	8,046,000
		11,506,500
Utilities—2.6%
NextEra Energy, Inc.	100,000	10,022,000
Total Common Stocks (Cost $237,636,772)		371,340,339
Real Estate Investment Trust (REIT)—2.2%
Real Estate—2.2%
Weyerhaeuser Co.	250,000	8,465,000
Total Real Estate Investment Trust (Cost $4,426,162)		8,465,000
Short-Term Investment—0.2%
Money Market Fund—0.2%
STIT-Treasury Portfolio, 0.01%(f)	714,183	714,183
Total Short-Term Investment (Cost $714,183)		714,183
Total Investments (Cost $242,777,117)—100.0%		380,519,522
Other Assets in Excess of Liabilities—0.0%		41,841
Total Net Assets—100.0%		$380,561,363

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Foreign issued security. Foreign concentration (including ADR’s) was as follows: Australia 1.2%; Bermuda 1.3%; Canada 1.9%; Curacao 2.6%; Ireland 5.1%; Netherlands 0.9%.
(b)	Non-income producing security.
(c)	Denotes a security that is either fully or partially restricted to resale. The aggregate value of restricted securities as of October 31, 2014 was $0 which represented 0.0% of net assets.
(d)	Security is fair valued using procedures approved by the Board of Trustees. The aggregate value of fair valued securites as of October 31, 2014 was $0 which represented 0.0% of net assets.
(e)	Security is considered illiquid and may be difficult to sell.
(f)	Rate listed is the 7-day effective yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	33

The Tocqueville Opportunity Fund

Schedule of Investments as of October 31, 2014

Common Stocks—99.1%	Shares	Value
Automobiles & Components—1.5%
BorgWarner, Inc.	700	$39,914
Tesla Motors, Inc.(a)	4,600	1,111,820
The Goodyear Tire & Rubber Co.	4,000	96,920
		1,248,654
Banks—6.4%
Bank of the Ozarks, Inc.	30,000	1,057,200
City National Corp.	4,500	354,195
Home BancShares, Inc.	18,000	574,560
Pinnacle Financial Partners, Inc.	33,500	1,313,200
Signature Bank(a)	13,000	1,574,690
South State Corp.	4,000	241,240
		5,115,085
Capital Goods—7.2%
Acuity Brands, Inc.	2,000	278,860
Allegion PLC(b)	2,400	127,416
Allison Transmission Holdings, Inc.	6,800	220,864
AMETEK, Inc.	1,000	52,150
AO Smith Corp.	4,000	213,400
Armstrong World Industries, Inc.(a)	2,500	121,050
Astronics Corp.(a)	3,000	155,430
Chicago Bridge & Iron Co. NV(b)	3,000	163,920
Colfax Corp.(a)	4,100	222,958
Donaldson Co., Inc.	4,100	170,478
Generac Holdings, Inc.(a)	5,500	249,370
Graco, Inc.	1,700	133,450
The Greenbrier Cos., Inc.	1,500	93,810
HEICO Corp.	2,400	130,176
Hexcel Corp.(a)	3,800	159,182
IDEX Corp.	3,200	239,712
Lennox International, Inc.	2,000	177,840
Lincoln Electric Holdings, Inc.	1,000	72,480
Navistar International Corp.(a)	9,500	336,015
Nordson Corp.	1,500	114,825
Proto Labs, Inc.(a)	1,150	75,175
Spirit AeroSystems Holdings, Inc.(a)	4,500	177,030
The Middleby Corp.(a)	5,000	442,500
TransDigm Group, Inc.	3,600	673,308
Trinity Industries, Inc.	5,200	185,692
United Rentals, Inc.(a)	1,500	165,090
WABCO Holdings, Inc.(a)	500	48,690
Wabtec Corp.	4,500	388,350
Watsco, Inc.	2,100	213,402
		5,802,623
Commercial & Professional Services—1.0%
Cintas Corp.	1,500	109,860
Copart, Inc.(a)	3,400	113,696
Equifax, Inc.	3,500	265,090
Robert Half International, Inc.	5,100	279,378
		768,024
Common Stocks (continued)	Shares	Value
Consumer Durables & Apparel—4.8%
Fossil Group, Inc.(a)	1,500	$152,490
Hanesbrands, Inc.	9,300	982,173
Harman International Industries, Inc.	4,500	483,030
Jarden Corp.(a)	3,500	227,815
lululemon athletica, Inc.(a)	500	20,825
Mohawk Industries, Inc.(a)	2,400	340,896
NIKE, Inc.	6,500	604,305
Polaris Industries, Inc.	3,500	528,010
Tempur Sealy International, Inc.(a)	700	36,848
Tupperware Brands Corp.	1,000	63,750
Under Armour, Inc.(a)	6,500	426,270
		3,866,412
Consumer Services—3.0%
Bob Evans Farms, Inc.	500	24,425
Chipotle Mexican Grill, Inc.(a)	800	510,400
Domino’s Pizza, Inc.	7,300	648,167
Dunkin’ Brands Group, Inc.	5,900	268,332
Jack in the Box, Inc.	5,600	397,824
Las Vegas Sands Corp.	5,500	342,430
Wyndham Worldwide Corp.	3,000	233,010
		2,424,588
Diversified Financials—3.4%
Affiliated Managers Group, Inc.(a)	1,900	379,601
The Blackstone Group LP	15,000	451,800
CBOE Holdings, Inc.	3,400	200,396
KKR & Co. LP	12,700	273,812
Lazard Ltd.(b)	4,800	236,208
MSCI, Inc.	500	23,330
Portfolio Recovery Associates, Inc.(a)	3,500	221,375
T. Rowe Price Group, Inc.	3,200	262,688
The Charles Schwab Corp.	15,500	444,385
Waddell & Reed Financial, Inc.	4,600	219,604
		2,713,199
Energy—0.5%
Cheniere Energy, Inc.(a)	1,000	75,000
Continental Resources, Inc.(a)	1,500	84,555
Diamondback Energy, Inc.(a)	1,100	75,284
Oceaneering International, Inc.	2,000	140,540
		375,379
Food, Beverage & Tobacco—3.7%
Constellation Brands, Inc.(a)	8,000	732,320
Monster Beverage Corp.(a)	5,200	524,576
The Boston Beer Co., Inc.(a)	1,600	398,400
The Hain Celestial Group, Inc.(a)	5,800	627,850
The WhiteWave Foods Co.(a)	17,800	662,694
		2,945,840

The Accompanying Footnotes are an Integral Part of these Financial Statements.

34	October 31, 2014

The Tocqueville Opportunity Fund

Schedule of Investments as of October 31, 2014

Common Stocks (continued)	Shares	Value
Health Care Equipment & Services—3.8%
Acadia Healthcare Co., Inc.(a)	2,500	$155,125
Align Technology, Inc.(a)	3,800	199,956
athenahealth, Inc.(a)	1,100	134,750
DexCom, Inc.(a)	9,200	413,540
Hanger, Inc.(a)	6,000	143,580
IDEXX Laboratories, Inc.(a)	2,800	396,676
Insulet Corp.(a)	6,900	297,873
Medidata Solutions, Inc.(a)	1,000	45,110
MWI Veterinary Supply, Inc.(a)	1,100	186,620
ResMed, Inc.	500	26,110
Sirona Dental Systems, Inc.(a)	2,100	164,955
Teleflex, Inc.	2,100	239,652
Tenet Healthcare Corp.(a)	5,200	291,460
The Cooper Cos., Inc.	1,300	213,070
Tornier NV(a)(b)	500	13,975
Universal Health Services, Inc.	1,400	145,194
		3,067,646
Household & Personal Products—0.4%
Church & Dwight Co., Inc.	2,800	202,748
Herbalife Ltd.(b)	3,000	157,380
		360,128
Insurance—0.3%
Arthur J. Gallagher & Co.	4,200	200,340
RenaissanceRe Holdings Ltd.(b)	500	51,665
		252,005
Materials—4.7%
AptarGroup, Inc.	2,600	161,824
Ball Corp.	3,500	225,505
Caesarstone Sdot-Yam Ltd.(b)	6,500	363,090
Crown Holdings, Inc.(a)	4,500	215,685
Eagle Materials, Inc.	3,000	262,290
Ecolab, Inc.	4,100	456,043
Huntsman Corp.	4,600	112,240
International Flavors & Fragrances, Inc.	2,000	198,300
Martin Marietta Materials, Inc.	2,000	233,840
Packaging Corp. of America	7,200	518,976
PolyOne Corp.	4,000	148,040
RPM International, Inc.	5,500	249,150
The Sherwin-Williams Co.	500	114,780
The Valspar Corp.	4,200	345,072
WR Grace & Co.(a)	1,500	141,900
		3,746,735
Media—0.4%
The Interpublic Group of Cos., Inc.	1,000	19,390
Morningstar, Inc.	4,200	286,650
		306,040
Common Stocks (continued)	Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences—27.5%
ACADIA Pharmaceuticals, Inc.(a)	13,500	$373,950
Acceleron Pharma, Inc.(a)	7,000	258,860
Actavis plc(a)(b)	7,000	1,699,180
Agios Pharmaceuticals, Inc.(a)	1,500	126,045
Alexion Pharmaceuticals, Inc.(a)	4,800	918,528
Alkermes PLC(a)(b)	10,500	530,775
Allergan, Inc.	5,000	950,300
Alnylam Pharmaceuticals, Inc.(a)	16,500	1,530,210
Auspex Pharmaceuticals, Inc.(a)	5,000	135,500
BioMarin Pharmaceutical, Inc.(a)	6,500	536,250
Bluebird Bio, Inc.(a)	4,500	188,955
Celldex Therapeutics, Inc.(a)	3,000	50,250
Cubist Pharmaceuticals, Inc.(a)	6,500	469,885
Dicerna Pharmaceuticals, Inc.(a)	500	4,685
Endo International PLC(a)(b)	1,000	66,920
Five Prime Therapeutics, Inc.(a)	3,000	39,120
Genfit(a)(b)	5,000	256,269
Genmab A/S(a)(b)	8,500	370,511
Illumina, Inc.(a)	1,100	211,838
Incyte Corp.(a)	11,000	737,660
Innate Pharma SA(a)(b)	5,000	46,053
Inovio Pharmaceuticals, Inc.(a)	36,000	408,960
Intercept Pharmaceuticals, Inc.(a)	2,500	645,975
Intrexon Corp.(a)	500	11,160
Isis Pharmaceuticals, Inc.(a)	10,000	460,600
Jazz Pharmaceuticals PLC(a)(b)	2,400	405,216
La Jolla Pharmaceutical Co.(a)	500	5,495
Medivation, Inc.(a)	6,000	634,200
Mettler-Toledo International, Inc.(a)	1,350	348,935
NewLink Genetics Corp.(a)	4,000	130,600
Northwest Biotherapeutics, Inc.(a)	1,000	5,260
NPS Pharmaceuticals, Inc.(a)	22,500	616,500
Omeros Corp.(a)	1,000	16,570
OncoMed Pharmaceuticals, Inc.(a)	15,000	311,550
PAREXEL International Corp.(a)	3,200	173,792
PerkinElmer, Inc.	500	21,710
Perrigo Co. PLC(b)	500	80,725
Pharmacyclics, Inc.(a)	12,500	1,633,375
Prosensa Holding NV(a)(b)	35,000	412,650
PTC Therapeutics, Inc.(a)	19,000	776,530
Puma Biotechnology, Inc.(a)	4,600	1,152,760
Receptos, Inc.(a)	2,500	259,125
Regeneron Pharmaceuticals, Inc.(a)	3,200	1,259,904
Regulus Therapeutics, Inc.(a)	16,000	319,360
Salix Pharmaceuticals Ltd.(a)	8,700	1,251,495
Seattle Genetics, Inc.(a)	7,300	267,691
Shire PLC—ADR(b)	1,000	199,800
Stemline Therapeutics, Inc.(a)	500	7,695
Synageva BioPharma Corp.(a)	1,700	128,758
United Therapeutics Corp.(a)	900	117,873

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	35

The Tocqueville Opportunity Fund

Schedule of Investments as of October 31, 2014

Common Stocks (continued)	Shares	Value
Vertex Pharmaceuticals, Inc.(a)	4,500	$506,880
		22,072,888
Retailing—5.1%
Foot Locker, Inc.	4,000	224,040
GNC Holdings, Inc.	3,000	124,710
HomeAway, Inc.(a)	5,000	174,500
L Brands, Inc.	3,500	252,420
Liberty TripAdvisor Holdings, Inc.(a)	4,000	126,320
Lithia Motors, Inc.	1,700	131,954
Netflix, Inc.(a)	500	196,385
Restoration Hardware Holdings, Inc.(a)	4,700	377,504
Signet Jewelers Ltd.(b)	2,000	240,020
The Priceline Group, Inc.(a)	950	1,145,900
TripAdvisor, Inc.(a)	5,000	443,300
Ulta Salon Cosmetics & Fragrance, Inc.(a)	2,900	350,349
Urban Outfitters, Inc.(a)	500	15,180
Williams-Sonoma, Inc.	5,000	325,150
		4,127,732
Semiconductors & Semiconductor Equipment—1.8%
Cavium, Inc.(a)	7,600	389,956
NXP Semiconductor NV(a)(b)	4,500	308,970
Skyworks Solutions, Inc.	11,000	640,640
SunEdison, Inc.(a)	4,100	79,991
		1,419,557
Software & Services—18.4%
Alibaba Group Holding Ltd.—ADR(a)(b)	8,900	877,540
Alliance Data Systems Corp.(a)	450	127,507
ANSYS, Inc.(a)	5,200	408,512
Aspen Technology, Inc.(a)	12,500	461,625
Broadridge Financial Solutions, Inc.	5,500	241,615
Cadence Design Systems, Inc.(a)	14,500	260,275
CoStar Group, Inc.(a)	1,450	233,581
Demandware, Inc.(a)	13,500	809,325
Equinix, Inc.	700	146,230
FactSet Research Systems, Inc.	2,500	328,600
FireEye, Inc.(a)	7,000	237,930
FleetCor Technologies, Inc.(a)	3,600	542,016
Fortinet, Inc.(a)	8,000	208,400
Gartner, Inc.(a)	5,200	419,692
Guidewire Software, Inc.(a)	3,500	174,790
LinkedIn Corp.(a)	2,000	457,920
Manhattan Associates, Inc.(a)	29,500	1,183,245
Mobileye NV(a)(b)	2,000	104,020
NetSuite, Inc.(a)	8,300	901,878
Pandora Media, Inc.(a)	5,000	96,400
PTC, Inc.(a)	8,500	324,275
Qlik Technologies, Inc.(a)	3,700	104,895
Rackspace Hosting, Inc.(a)	5,500	210,980
Red Hat, Inc.(a)	3,500	206,220
Common Stocks (continued)	Shares	Value
ServiceNow, Inc.(a)	16,500	$1,120,845
SolarWinds, Inc.(a)	3,300	156,915
Solera Holdings, Inc.	4,900	254,555
Splunk, Inc.(a)	10,900	720,272
SS&C Technologies Holdings, Inc.(a)	4,100	198,112
Synchronoss Technologies, Inc.(a)	10,000	516,700
The Ultimate Software Group, Inc.(a)	4,500	677,295
Trulia, Inc.(a)	5,000	233,250
Twitter, Inc.(a)	2,500	103,675
Workday, Inc.(a)	10,500	1,002,540
Yelp, Inc.(a)	12,000	720,000
		14,771,630
Technology Hardware & Equipment—2.8%
3D Systems Corp.(a)	4,000	151,200
Belden, Inc.	2,800	199,332
FEI Co.	1,700	143,276
FLIR Systems, Inc.	5,200	174,356
IPG Photonics Corp.(a)	1,900	139,479
Palo Alto Networks, Inc.(a)	10,200	1,078,140
SanDisk Corp.	1,500	141,210
Stratasys Ltd.(a)(b)	1,000	120,360
Trimble Navigation Ltd.(a)	5,300	142,358
		2,289,711
Transportation—2.4%
American Airlines Group, Inc.	12,000	496,200
Avis Budget Group, Inc.(a)	5,000	278,750
Genesee & Wyoming, Inc.(a)	1,800	173,160
Kirby Corp.(a)	1,500	165,870
Old Dominion Freight Line, Inc.(a)	4,500	327,915
Spirit Airlines, Inc.(a)	7,000	511,770
		1,953,665
Total Common Stocks (Cost $60,807,282)		79,627,541
Real Estate Investment Trust—0.2%
Real Estate—0.2%
Extra Space Storage, Inc.	2,000	116,320
Total Real Estate Investment Trust (Cost $85,357)		116,320
Purchased Call Options—0.6%	Contracts
Energy—0.0%
Core Laboratories NV Expiration: March 2015, Exercise Price: $160.00(a)	70	19,425
Health Care Equipment & Services—0.0%
Brookdale Senior Living, Inc. Expiration: January 2015, Exercise Price: $35.00(a)	50	5,000

The Accompanying Footnotes are an Integral Part of these Financial Statements.

36	October 31, 2014

The Tocqueville Opportunity Fund

Schedule of Investments as of October 31, 2014

Purchased Call Options (continued)	Contracts	Value
Pharmaceuticals, Biotechnology & Life Sciences—0.4%
Gilead Sciences, Inc. Expiration: November 2014, Exercise Price: $85.00(a)	70	$185,325
Intercept Pharmaceuticals, Inc. Expiration: January 2015, Exercise Price: $250.00(a)	20	89,200
		274,525
Retailing—0.0%
LKQ Corp. Expiration: November 2014, Exercise Price: $27.50(a)	125	13,750
Software & Services—0.0%
Twitter, Inc. Expiration: December 2014, Exercise Price: $50.00(a)	100	4,500
Technology Hardware & Equipment—0.2%
Apple, Inc. Expiration: April 2015, Exercise Price: $100.00(a)	115	127,650

Transportation—0.1%
Delta Air Lines, Inc. Expiration: March 2015, Exercise Price: $40.00(a)	100	36,100
Kansas City Southern Expiration: March 2015, Exercise Price: $120.00(a)	35	34,650
		70,750
Total Purchased Call Options (Cost $438,005)		515,600
Short-Term Investment—0.0%	Shares
Money Market Fund—0.0%
STIT-Treasury Portfolio, 0.01%(c)	267	267
Total Short-Term Investment (Cost $267)		267
Total Investments (Cost $61,330,911)—99.9%		80,259,728
Other Assets in Excess of Liabilities—0.1%		64,434
Total Net Assets—100.0%		$80,324,162

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration (including ADR’s) was as follows: Bermuda 0.7%; Cayman Islands 1.3%; Denmark 0.5%; France 0.4%; Ireland 3.6%; Israel 0.6%; Jersey 0.2%; Netherlands 1.2%.
(c)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	37

The Tocqueville International Value Fund

Schedule of Investments as of October 31, 2014

Common Stocks—90.9%	Shares	Value
Australia—2.0%
Incitec Pivot Ltd.	1,801,128	$4,612,343
Belgium—4.0%
Groupe Bruxelles Lambert SA	58,500	5,223,280
NV Bekaert SA	131,100	4,115,408
		9,338,688
Canada—1.1%
Superior Plus Corp.	242,500	2,627,146
China—1.6%
Greatview Aseptic Packaging Co., Ltd.	5,854,600	3,835,047
France—13.9%
Bollore SA	10,020	4,746,375
Cie de St-Gobain	123,928	5,318,255
IPSOS	229,450	5,950,536
Metropole Television SA	163,689	2,831,773
Nexans SA(a)	138,475	4,224,582
Sanofi	63,450	5,856,874
Vallourec SA	111,975	4,111,414
		33,039,809
Germany—7.4%
Infineon Technologies AG	506,215	4,910,601
SAF-Holland SA	271,700	3,395,271
Siemens AG—ADR	42,075	4,743,535
Wacker Neuson SE	225,000	4,368,946
		17,418,353
Hong Kong—5.8%
Chow Tai Fook Jewellery Group Ltd.	1,938,200	2,694,183
Clear Media Ltd.	3,813,000	3,884,219
Hopewell Holdings Ltd.	1,149,250	4,075,276
Hopewell Highway Infrastructure Ltd.	57,463	27,712
Television Broadcasts Ltd.	574,500	3,144,688
		13,826,078
Ireland—4.2%
CRH PLC	214,513	4,749,990
DCC PLC	94,100	5,259,557
		10,009,547
Italy—0.8%
Sogefi SpA(a)	760,000	1,977,168
Japan—26.0%
Amano Corp.	325,000	3,506,788
Disco Corp.	74,400	4,947,857
FUJIFILM Holdings Corp.	188,200	6,177,551
Hitachi Ltd.	1,069,500	8,179,902
Hoya Corp.	127,000	4,418,006

Common Stocks (continued)	Shares	Value
Kao Corp.	108,500	$4,157,919
Kyoto Kimono Yuzen Co., Ltd.	139,800	1,255,804
MISUMI Group, Inc.	189,400	5,817,316
Mitsubishi UFJ Financial Group, Inc.	955,400	5,377,288
Miura Co., Ltd.	120,000	1,378,144
Shiseido Co., Ltd.	327,000	5,340,587
SMC Corp.	20,000	5,532,161
Toho Co., Ltd.	180,600	4,080,684
Toyo Suisan Kaisha Ltd.	43,600	1,488,591
		61,658,598
Netherlands—4.2%
Akzo Nobel NV	77,425	5,143,297
Koninklijke Ten Cate NV	214,450	4,830,560
		9,973,857
Norway—4.9%
Orkla ASA	669,800	5,119,117
Statoil ASA—ADR	186,950	4,290,503
Stolt-Nielsen Ltd.	122,941	2,214,595
		11,624,215
Singapore—1.9%
Singapore Post Ltd.	2,853,400	4,375,495
Sweden—1.3%
Lindab International AB(a)	340,000	3,114,915
Switzerland—3.3%
Novartis AG—ADR	85,000	7,878,650
United Kingdom—2.7%
HomeServe PLC	488,708	2,697,150
Unilever NV—ADR	97,600	3,780,048
		6,477,198
United States—5.8%
Actavis plc(a)	18,000	4,369,320
Aflac, Inc.	87,000	5,196,510
Freeport-McMoRan, Inc.	143,000	4,075,500
		13,641,330
Total Common Stocks (Cost $183,404,925)		215,428,437
Preferred Stock—2.5%
Republic of Korea—2.5%
Samsung Electronics Co., Ltd.	6,500	5,990,755
Total Preferred Stocks (Cost $5,831,653)		5,990,755

The Accompanying Footnotes are an Integral Part of these Financial Statements.

38	October 31, 2014

The Tocqueville International Value Fund

Schedule of Investments as of October 31, 2014

Short-Term Investments—6.9%	Shares	Value
Money Market Fund—5.0%
STIT-Treasury Portfolio, 0.01%(b)	11,809,023	$11,809,023
Commercial Paper—1.9%	Principal Amount
U.S. Bank 0.02%, 11/03/2014	$4,450,000	4,450,000
Total Short-Term Investments (Cost $16,259,023)		16,259,023
Total Investments (Cost $205,495,601)—100.3%		237,678,215
Liabilities in Excess of Other Assets—(0.3)%		(627,444)
Total Net Assets—100.0%		$237,050,771

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non-income producing security.
(b)	Rate listed is the 7-day effective yield.

Schedule of Open Forward Currency Contracts

October 31, 2014

Counterparties of Contracts	Forward Settlement Date	Currency to be Received	Currency to be Delivered	Amount of Currency to be Delivered	Amount of Currency to be Received	Unrealized Appreciation/ (Depreciation)
Pershing	11/26/2014	U.S. Dollars	Euro	8,250,000	10,316,213	$(24,012)
U.S. Bank N.A.	11/26/2014	U.S. Dollars	Euro	19,800,000	25,043,040	226,500
U.S. Bank N.A.	11/26/2014	U.S. Dollars	British Pound	4,790,000	7,678,370	17,445

						$219,933

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	39

The Tocqueville Gold Fund

Schedule of Investments as of October 31, 2014

Common Stocks—78.3%	Shares	Value
Gold Related Securities—68.5%
Australia—0.0%
OceanaGold Corp.(a)	250,000	$408,145
Canada—52.7%
Agnico Eagle Mines Ltd.	1,531,073	35,980,216
Agnico Eagle Mines Ltd.(b)	540,985	12,748,824
Alamos Gold, Inc.	2,710,000	20,243,700
Almaden Minerals Ltd.(a)(d)(e)(f) (Originally acquired 07/31/2014, Cost $1,192,278)	866,667	972,131
Anthem United, Inc.(a)(c)	5,000,000	2,173,817
ATAC Resources Ltd.(a)(c)	11,516,891	4,904,935
B2Gold Corp.(a)	12,927,100	21,588,257
Barisan Gold Corp.(a)	877,100	101,169
Brazil Resources, Inc.(a)	202,392	118,521
Continental Gold Ltd.(a)	2,039,900	3,420,799
Corvus Gold, Inc.(a)(c)	2,079,901	1,616,083
Corvus Gold, Inc.(b)(a)(c)	9,130,000	7,047,691
Dalradian Resources, Inc.(a)	2,600,000	1,268,799
Detour Gold Corp.(a)(c)	5,296,600	31,016,867
East Asia Minerals Corp.(a)(c)	10,544,400	140,336
Eldorado Gold Corp.	8,189,885	44,880,570
Eldorado Gold Corp.(b)	1,000,000	5,465,596
Falco Resources Ltd.(a)(d)(e)(f) (Originally acquired 10/20/2014, Cost $886,202)	2,222,300	695,646
Franco-Nevada Corp.(a)	1,265,300	59,231,825
GoGold Resources, Inc.(a)(c)	12,555,000	17,712,125
Goldcorp, Inc.	580,850	10,908,363
Goldcorp, Inc.(b)	2,138,010	40,121,478
IAMGOLD Corp.(a)	2,383,396	4,504,618
International Tower Hill Mines Ltd.(a)(c)	5,738,836	2,008,593
International Tower Hill Mines Ltd.(b)(a)(c)	7,589,744	2,693,667
Kinross Gold Corp.(a)	800,000	1,720,000
New Gold, Inc.(a)	6,341,640	22,829,904
NOVAGOLD Resources, Inc.(a)	4,181,300	10,327,811
Osisko Gold Royalties Ltd.(a)(c)	2,549,540	31,850,870
Pan American Silver Corp.	2,398,098	22,134,444
Premier Gold Mines Ltd.(a)	700,000	1,124,174
Primero Mining Corp.(a)(c)	8,468,800	28,929,400
Rockhaven Resources Ltd.(a)(c)	6,400,000	993,745
Romarco Minerals, Inc.(a)	18,387,800	9,396,166
Rubicon Minerals Corp.(a)(c)	11,230,000	9,465,862
SEMAFO, Inc.(a)(c)	8,814,200	22,916,920
Silver Wheaton Corp.	1,884,875	32,740,279
Strategic Metals Ltd.(a)(c)	10,926,900	2,957,015
Sunward Resources Ltd.(a)	660,800	70,357
Torex Gold Resources, Inc.(a)(c)	34,685,500	36,930,571
Turquoise Hill Resources Ltd.(a)	271,032	907,957
Turquoise Hill Resources Ltd.(b)(a)	100,000	$335,389
Yamana Gold, Inc.	7,007,412	27,889,500
Yamana Gold, Inc.(b)	1,351,906	5,385,793
		600,470,783
Jersey—3.5%
Randgold Resources Ltd.—ADR	677,900	39,460,559
Mexico—1.6%
Fresnillo PLC	1,640,000	18,298,887
Peru—0.5%
Cia de Minas Buenaventura SAA—ADR	553,600	5,093,120
South Africa—1.2%
Gold Fields Ltd.—ADR	4,141,950	13,212,821
Gold Fields Ltd.(b)	166,249	548,649
		13,761,470
United States—9.0%
Alacer Gold Corp.	2,626,800	4,358,383
Argonaut Gold, Inc.(a)(c)	2,687,000	5,721,840
Electrum Ltd.(a)(d)(e)(f) (Originally acquired 12/21/2007, Cost $13,065,361)	2,127,287	1,489,101
Newmont Mining Corp.	1,335,300	25,050,228
Royal Gold, Inc.	1,143,965	65,377,600
		101,997,152
Total Gold Related Securities		779,490,116
Other Precious Metals Related Securities—9.2%
Canada—3.6%
Bear Creek Mining Corp.(a)(c)	7,413,200	8,419,233
Ivanhoe Mines Ltd.—Class A(a)	10,077,031	7,599,908
Ivanhoe Mines Ltd.—Class B(a)(d)(e)(f)(g) (Originally acquired 08/15/2001, Cost $3,887,381)	2,541,184	1,842,108
MAG Silver Corp.(a)(c)	2,960,700	17,882,628
Plata Latina Minerals Corp.(a)	2,000,000	150,836
Scorpio Mining Corp.(a)(c)	25,668,419	4,183,952
Scorpio Mining Corp.(b)(a)(c)	522,400	88,067
Silver Range Resources Ltd.(a)(c)	3,450,000	260,193
SilverCrest Mines, Inc.(a)	755,600	952,000
		41,378,925
United States—5.6%
Stillwater Mining Co.(a)	1,010,900	13,273,117
Sunshine Mining & Refining(a)(d)(e)(f) (Originally acquired 03/15/2011, Cost $18,353,107)	1,633,545	7,350,952

The Accompanying Footnotes are an Integral Part of these Financial Statements.

40	October 31, 2014

The Tocqueville Gold Fund

Schedule of Investments as of October 31, 2014

Common Stocks (continued)	Shares	Value
Tahoe Resources, Inc.(a)	2,450,000	$42,454,638
		63,078,707
Total Other Precious Metals Related Securities		104,457,632
Other Securities—0.6%
Canada—0.0%
Oban Mining(a)	530,785	42,386
Niger—0.0%
GoviEx Uranium, Inc.(b)(a)(d)(e)(f) (Originally acquired 10/09/2007, Cost $840,061)	428,750	133,146
GoviEx Uranium, Inc.(a)(d)(e)(f) (Originally acquired 10/09/2007, Cost $2,588,759)	1,321,250	205,154
		338,300
United States—0.6%
Gold Bullion International LLC(a)(c)(d)(e)(f) (Originally acquired 05/12/2010, Cost $5,000,000)	5,000,000	6,893,000
I-Pulse, Inc.(a)(d)(e)(f) (Originally acquired 10/09/2007, Cost $175,524)	74,532	256,390
		7,149,390
Total Other Securities		7,530,076
Total Common Stocks (Cost $1,593,085,657)		891,477,824
Private Fund—1.4%
Gold Related Securities—1.4%
United States—1.4%
Tocqueville Bullion Reserve LP(a)(c)(d)(e)(f) (Originally acquired 11/28/2011, Cost $25,000,000)	13,806	15,609,286
Total Private Fund (Cost 25,000,000)		15,609,286
Gold Bullion—10.3%	Ounces
Gold Bullion(a)	99,645	116,931,899
Total Gold Bullion (Cost $47,174,933)		116,931,899
Warrants—0.0%	Shares
Gold Related Securities—0.0%
Canada—0.0%
Almaden Minerals Ltd. Expiration: 07/31/2015, Exercise Price: CAD $2.00(a)(d)(e)(f) (Originally acquired 07/31/2014, Cost $0)	433,333	29,874
Anthem United, Inc. Expiration: 03/31/2019, Exercise Price: CAD $0.35(a)(c)(d)(e)(f) (Originally acquired 04/03/2014, Cost $0)	1,250,000	$186,660
ATAC Resources Ltd. Expiration: 03/27/2015, Exercise Price: CAD $2.70(a)(c)(d)(e)(f) (Originally acquired 03/26/2014, Cost $0)	276,595	—
Dalradian Resources, Inc. Expiration: 07/31/2017, Exercise Price: CAD $1.50(a)	875,000	40,759
East Asia Minerals Corp. Expiration: 12/15/2016, Exercise Price: CAD $0.78(a)(c)(d)(e)(f) (Originally acquired 12/05/2011, Cost $0)	6,500,000	32,297
Pan American Silver Corp. Expiration: 01/04/2015, Exercise Price: CAD $35.00(a)(d)(e)(f) (Originally acquired 04/14/2010, Cost $0)	133,333	35
Primero Mining Corp. Expiration: 07/20/2015, Exercise Price: CAD $8.00(a)(c)	1,848,400	180,404
Rockhaven Resources Ltd. Expiration: 04/04/2015, Exercise Price: CAD $0.30(a)(c)(d)(e)(f) (Originally acquired 04/03/2014, Cost $0)	700,000	31,054
Rubicon Minerals Corp. Expiration: 03/12/2015, Exercise Price: CAD $2.00(a)(c)	3,064,000	108,744
Total Gold Related Securities		609,827
Other Precious Metals Related Securities—0.0%
Canada—0.0%
Plata Latina Minerals Corp. Expiration: 02/12/2015, Exercise Price: CAD $0.65(a)(d)(e)(f) (Originally acquired 02/08/2013, Cost $0)	1,000,000	—
Total Other Precious Metals Related Securities		—
Total Warrants (Cost $0)		609,827

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	41

The Tocqueville Gold Fund

Schedule of Investments as of October 31, 2014

Short-Term Investments—5.9%	Shares	Value
Money Market Fund—5.1%
STIT—Treasury Portfolio, 0.01%(h)	58,486,346	$58,486,345
Commerical Paper—0.8%	Principal Amount
U.S. Bank 0.020%, 11/03/2014	$8,666,000	8,666,000
Total Short-Term Investments (Cost $67,152,345)		67,152,345
Total Investments (Cost $1,732,412,935)—95.9%		1,091,781,181
Other Assets in Excess of Liabilities—4.1%		46,775,959
Total Net Assets—100.0%		$1,138,557,140

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non-income producing security.
(b)	Denotes an issue that is traded on a foreign exchange when a company is listed more than once.
(c)	Affiliated Company. See Footnote 8.
(d)	Denotes a security is either fully or partially restricted to resale. The aggregate value of restricted securities as of October 31, 2014 was $35,726,834, which represented 3.1% of net assets.
(e)	Securities are fair valued using procedures approved by the Board of Trustees. The aggregate value of fair valued securities as of October 31, 2014 was $35,726,834, which represented 3.1% of net assets.
(f)	Security is considered illiquid and may be difficult to sell.
(g)	Convertible into Ivanplats Ltd.—Class A shares.
(h)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

42	October 31, 2014

The Delafield Fund

Schedule of Investments as of October 31, 2014

Common Stocks—86.3%	Shares	Value
Aerospace & Defense—3.3%
Honeywell International, Inc.	500,000	$48,060,000
Building Products—0.5%
Gibraltar Industries, Inc.(a)	535,000	8,158,750
Chemicals—17.1%
Albemarle Corp.	100,000	5,838,000
Ashland, Inc.	125,000	13,508,750
Cabot Corp.	350,000	16,250,500
Chemtura Corp.(a)	1,100,000	25,619,000
Eastman Chemical Co.	725,000	58,565,500
HB Fuller Co.	500,000	20,985,000
Kraton Performance Polymers, Inc.(a)	150,000	2,683,500
Minerals Technologies, Inc.	550,000	42,190,500
OM Group, Inc.	590,000	15,357,700
Orion Engineered Carbons SA(a)(b)	50,000	755,000
PolyOne Corp.	1,200,000	44,412,000
Rockwood Holdings, Inc.	75,000	5,768,250
		251,933,700
Commercial Services & Supplies—1.4%
ACCO Brands Corp.(a)	1,750,000	14,402,500
Brady Corp.	250,000	5,960,000
		20,362,500
Computers & Peripherals—1.8%
Diebold, Inc.	300,000	10,629,000
Hewlett-Packard Co.	425,000	15,249,000
		25,878,000
Construction & Engineering—1.0%
Aegion Corp.(a)	800,000	14,656,000
Containers & Packaging—6.3%
Avery Dennison Corp.	800,000	37,480,000
Owens-Illinois, Inc.(a)	1,000,000	25,770,000
Sealed Air Corp.	800,000	29,000,000
		92,250,000
Electrical Equipment—0.6%
General Cable Corp.	250,000	3,542,500
Hubbell, Inc.	45,000	5,103,450
		8,645,950
Electronic Equipment, Instruments & Components—9.6%
Checkpoint Systems, Inc.(a)	650,000	8,619,000
Flextronics International Ltd.(a)(b)	3,925,000	42,076,000
Ingram Micro, Inc.(a)	1,175,000	31,537,000
Jabil Circuit, Inc.	1,200,000	25,140,000
Kemet Corp.(a)(c)	2,600,000	12,480,000
Plexus Corp.(a)	525,000	21,708,750
		141,560,750

Common Stocks (continued)	Shares	Value
Energy Equipment & Services—3.7%
Frank’s International NV(b)	825,000	$14,214,750
McDermott International, Inc.(a)(b)	2,500,000	9,600,000
Oil States International, Inc.(a)	250,000	14,935,000
Weatherford International PLC(a)(b)	1,000,000	16,420,000
		55,169,750
Industrial Conglomerates—1.8%
Carlisle Cos., Inc.	300,000	26,664,000
Insurance—1.1%
XL Group PLC(b)	500,000	16,940,000
Machinery—13.2%
Crane Co.	400,000	24,940,000
Dover Corp.	700,000	55,608,000
Harsco Corp.	1,250,000	27,100,000
Joy Global, Inc.	20,000	1,052,600
Kennametal, Inc.	800,000	30,888,000
Stanley Black & Decker, Inc.	475,000	44,479,000
Xerium Technologies, Inc.(a)(c)	750,000	11,190,000
		195,257,600
Marine—0.1%
Baltic Trading Ltd.(b)	400,000	1,500,000
Metals & Mining—6.0%
Allegheny Technologies, Inc.	700,000	22,995,000
AM Castle & Co.(a)(c)	1,200,000	8,820,000
Carpenter Technology Corp.	500,000	25,025,000
Horsehead Holding Corp.(a)	750,000	11,782,500
Ryerson Holding Corp.(a)	725,000	9,265,500
Universal Stainless & Alloy Products, Inc.(a)(c)	400,000	10,284,000
		88,172,000
Oil, Gas & Consumable Fuels—4.1%
Bill Barrett Corp.(a)	500,000	7,600,000
Boardwalk Pipeline Partners LP	1,100,000	18,832,000
CONSOL Energy, Inc.	725,000	26,680,000
Energy XXI Bermuda Ltd.(b)	1,000,000	7,690,000
		60,802,000
Professional Services—1.7%
TrueBlue, Inc.(a)	1,000,000	24,720,000
Semiconductors & Semiconductor Equipment—4.7%
Fairchild Semiconductor International, Inc.(a)	2,850,000	43,747,500
Infineon Technologies AG(b)	550,000	5,335,343
Teradyne, Inc.	1,125,000	20,700,000
		69,782,843
Specialty Retail—5.0%
Ascena Retail Group, Inc.(a)	2,175,000	27,078,750
Pier 1 Imports, Inc.	1,100,000	14,190,000

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	43

The Delafield Fund

Schedule of Investments as of October 31, 2014

Common Stocks (continued)	Shares	Value
Stage Stores, Inc.	600,000	$10,122,000
Staples, Inc.	1,750,000	22,190,000
		73,580,750
Textiles, Apparel & Luxury Goods—0.4%
Perry Ellis International, Inc.(a)	263,550	5,389,597
Trading Companies & Distributors—2.9%
Rush Enterprises, Inc.(a)	275,000	10,477,500
WESCO International, Inc.(a)	400,000	32,964,000
		43,441,500
Total Common Stocks (Cost $901,724,176)		1,272,925,690
Corporate Bonds—2.7%	Principal Amount
Banks—0.3%
Royal Bank of Canada 0.461%, 01/06/2015(b)(d)	$5,000,000	5,002,735
Capital Markets—0.3%
The Goldman Sachs Group, Inc. 0.683%, 03/22/2016(d)	5,000,000	4,996,565
Consumer Finance—0.4%
American Express Credit Corp. 0.743%, 07/29/2016(d)	5,000,000	5,024,050
Diversified Financial Services—1.2%
General Electric Capital Corp. 0.611%, 01/09/2015(d)	14,000,000	14,011,522
Wells Fargo Bank N.A. 0.443%, 05/16/2016(d)	4,000,000	3,996,932
		18,008,454
Pharmaceuticals—0.5%
Merck & Co., Inc. 0.421%, 05/18/2016(d)	7,200,000	7,218,022
Total Corporate Bonds (Cost $40,249,920)		40,249,826

Short-Term Investments—11.2%	Shares	Value
Money Market Fund—2.7%
STIT-Treasury Portfolio, 0.01%(e)	39,928,033	$39,928,033
U.S. Treasury Bills—8.5%	Principal Amount
0.017%, 11/13/2014(f)	$75,000,000	74,999,573
0.015%, 12/18/2014(f)	50,000,000	49,999,027
		124,998,600
Total Short-Term Investments (Cost $164,926,633)		164,926,633
Total Investments (Cost $1,106,900,729)—100.2%		1,478,102,149
Liabilities in Excess of Other Assets—(0.2)%		(2,963,150)
Total Net Assets—100.0%		$1,475,138,999

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration (including ADR’s) was as follows: Bermuda 0.5%; Canada 0.3%; Germany 0.4%; Ireland 2.3%; Luxembourg 0.1%; Marshall Islands 0.1%; Netherlands 1.0%; Panama 0.7%; Singapore 2.9%.
(c)	Affiliated company. See Footnote 8.
(d)	Variable rate security. The rate shown is as of 10/31/2014.
(e)	Rate listed is the 7-day effective yield.
(f)	Rate listed is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

44	October 31, 2014

The Tocqueville Select Fund

Schedule of Investments as of October 31, 2014

Common Stocks—88.2%	Shares	Value
Chemicals—6.5%
Ashland, Inc.	20,600	$2,226,242
Minerals Technologies, Inc.	62,500	4,794,375
		7,020,617
Commercial Services & Supplies—4.6%
ACCO Brands Corp.(a)	478,600	3,938,878
Civeo Corp.	88,600	1,080,034
		5,018,912
Containers & Packaging—5.7%
Avery Dennison Corp.	77,500	3,630,875
Owens-Illinois, Inc.(a)	97,000	2,499,690
		6,130,565
Electronic Equipment, Instruments & Components—10.4%
Checkpoint Systems, Inc.(a)	109,000	1,445,340
Flextronics International Ltd.(a)(b)	468,200	5,019,104
Jabil Circuit, Inc.	227,400	4,764,030
		11,228,474
Energy Equipment & Services—2.9%
Oil States International, Inc.(a)	53,200	3,178,168
Industrial Conglomerates—2.8%
Carlisle Cos., Inc.	33,500	2,977,480
Internet Software & Services—9.5%
Conversant, Inc.(a)	95,000	3,348,750
j2 Global, Inc.	61,400	3,321,126
Web.com Group, Inc.(a)	175,000	3,592,750
		10,262,626
IT Services—3.9%
EPAM Systems, Inc.(a)	88,400	4,220,216
Leisure Products—2.6%
Summer Infant, Inc.(a)(c)	814,933	2,762,623
Machinery—13.3%
Harsco Corp.	160,000	3,468,800
Kennametal, Inc.	83,500	3,223,935
Stanley Black & Decker, Inc.	39,900	3,736,236
Xerium Technologies, Inc.(a)(c)	265,000	3,953,800
		14,382,771
Metals & Mining—2.8%
Carpenter Technology Corp.	60,000	3,003,000
Oil, Gas & Consumable Fuels—3.1%
CONSOL Energy, Inc.	90,700	3,337,760
Professional Services—6.5%
RPX Corp.(a)	198,000	2,781,900
Stantec, Inc.(b)	67,600	4,289,896
		7,071,796
Common Stocks (continued)	Shares	Value
Semiconductors & Semiconductor Equipment—4.5%
Fairchild Semiconductor International, Inc.(a)	317,000	$4,865,950
Specialty Retail—9.1%
Ascena Retail Group, Inc.(a)	245,000	3,050,250
Pier 1 Imports, Inc.	218,000	2,812,200
Staples, Inc.	316,000	4,006,880
		9,869,330
Total Common Stocks (Cost $76,760,865)		95,330,288
Short-Term Investments—10.8%
Money Market Fund—2.5%
STIT-Treasury Portfolio, 0.01%(d)	2,670,166	2,670,166
U.S. Treasury Bills—8.3%	Principal Amount
0.007%, 11/13/2014(e)	$3,000,000	2,999,994
0.011%, 12/18/2014(e)	6,000,000	5,999,917
		8,999,911
Total Short-Term Investments (Cost $11,670,077)		11,670,077
Total Investments (Cost $88,430,942)—99.0%		107,000,365
Other Assets in Excess of Liabilities—1.0%		1,059,329
Total Net Assets—100.0%		$108,059,694

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Canada 4.0%; Singapore 4.6%.
(c)	Affiliated company. See Footnote 8.
(d)	Rate listed is the 7-day effective yield.
(e)	Rate listed is the effective yield based on the purchase price. The calculation assumes the security is held to maturity.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	45

The Tocqueville Alternative Strategies Fund

Schedule of Investments as of October 31, 2014

Common Stocks—31.6%	Shares	Value
Airlines—0.5%
Delta Air Lines, Inc.	5,000	$201,150
Biotechnology—3.6%
Isis Pharmaceuticals, Inc.(a)	13,000	598,780
PTC Therapeutics, Inc.(a)	20,000	817,400
		1,416,180
Health Care Providers & Services—2.0%
Hanger, Inc.(a)	32,500	777,725
Hotels, Restaurants & Leisure—1.1%
Bob Evans Farms, Inc.	9,000	439,650
Internet & Catalog Retail—0.4%
Amazon.com, Inc.(a)	500	152,730
Internet Software & Services—2.2%
eBay, Inc.(a)	7,500	393,750
Inuvo, Inc.(a)(b)	350,000	469,000
		862,750
Machinery—1.8%
Allison Transmission Holdings, Inc.	21,500	698,320
Metals & Mining—3.9%
Alamos Gold, Inc.(c)	80,000	597,600
B2Gold Corp.(a)(c)	165,000	275,550
Endeavour Mining Corp.(a)	200,000	85,178
Freeport-McMoRan, Inc.	20,000	570,000
		1,528,328
Oil, Gas & Consumable Fuels—2.4%
Gulf Coast Ultra Deep Royalty Trust(a)	50,000	80,000
Hallador Energy Co.	60,000	720,000
Ur-Energy, Inc.(a)(c)	187,400	149,920
		949,920
Pharmaceuticals—5.5%
Actavis plc(a)(c)	2,500	606,850
Allergan, Inc.	5,000	950,300
Omeros Corp.(a)	35,000	579,950
		2,137,100
Professional Services—0.2%
Hudson Global, Inc.(a)	27,000	92,070
Semiconductors & Semiconductor Equipment—0.7%
Magnachip Semiconductor Corp.(a)	24,000	267,120
Software—2.7%
GSE Systems, Inc.(a)	270,523	408,490
Splunk, Inc.(a)	10,000	660,800
		1,069,290
Technology Hardware, Storage & Peripherals—3.3%
BlackBerry Ltd.(a)(c)	122,500	1,286,250
Common Stocks (continued)	Shares	Value
Tobacco—1.3%
Lorillard, Inc.	8,000	$492,000
Total Common Stocks (Cost $10,991,335)		12,370,583
Convertible Bonds—45.7%	Principal Amount
Air Freight & Logistics—1.4%
UTi Worldwide, Inc. 4.500%, 03/01/2019*(c)	$500,000	539,063
Airlines—1.4%
Hawaiian Holdings, Inc. 5.000%, 03/15/2016*	250,000	558,281
Automobiles—3.7%
Tesla Motors, Inc. 1.250%, 03/01/2021*	1,500,000	1,435,313
Electric Utilities—3.0%
NRG Yield, Inc. 3.500%, 02/01/2019*	1,000,000	1,163,125
Health Care Equipment & Supplies—5.1%
Teleflex, Inc. 3.875%, 08/01/2017*	500,000	938,749
The Spectranetics Corp. 2.625%, 06/01/2034*(d)	500,000	617,188
Volcano Corp. 1.750%, 12/01/2017	500,000	425,625
		1,981,562
Internet Software & Services—2.3%
Qihoo 360 Technology Co., Ltd. 1.750%, 08/15/2021*(c)	1,000,000	915,625
Life Sciences Tools & Services—1.4%
Fluidigm Corp. 2.750%, 02/01/2034(d)	600,000	556,125
Machinery—2.7%
Chart Industries, Inc. 2.000%, 08/01/2018	1,000,000	1,071,250
Materials—2.6%
Owens-Brockway Glass Container, Inc. 3.000%, 06/01/2015	1,000,000	1,003,750
Metals & Mining—7.2%
NOVAGOLD Resources, Inc. 5.500%, 05/01/2015(c)	1,000,000	1,006,250
RTI International Metals, Inc. 1.625%, 10/15/2019*	1,000,000	961,875
Stillwater Mining Co. 1.750%, 10/15/2032*(d)	750,000	859,688
		2,827,813

The Accompanying Footnotes are an Integral Part of these Financial Statements.

46	October 31, 2014

The Tocqueville Alternative Strategies Fund

Schedule of Investments as of October 31, 2014

Convertible Bonds (continued)	Principal Amount	Value
Oil, Gas & Consumable Fuels—0.6%
Alpha Natural Resources, Inc. 2.375%, 04/15/2015*	$250,000	$237,500
Pharmaceuticals—2.5%
Auxilium Pharmaceuticals, Inc. 1.500%, 07/15/2018*	700,000	980,000
Real Estate Investment Trusts (REITs)—2.3%
Starwood Property Trust, Inc. 3.750%, 10/15/2017	900,000	907,313
Semiconductors & Semiconductor Equipment—3.8%
SunEdison, Inc. 0.250%, 01/15/2020*	1,500,000	1,501,875
Software—5.7%
Nuance Communications, Inc. 2.750%, 11/01/2031(d)	1,250,000	1,225,780
Rovi Corp. 2.625%, 02/15/2040(d)	1,000,000	998,750
		2,224,530
Total Convertible Bonds (Cost $17,193,620)		17,903,125
Corporate Bonds—14.5%
Auto Components—2.1%
The Goodyear Tire & Rubber Co. 8.250%, 08/15/2020(d)	750,000	810,000
Banks—4.6%
JPMorgan Chase & Co. 5.150%, 12/29/2049*(d)(e)	1,400,000	1,330,000
Wachovia Capital Trust III 5.570%, 03/15/2042*(d)(e)	500,000	486,250
		1,816,250
Capital Markets—1.7%
Goldman Sachs Capital II 4.000%, 06/01/2043*(d)(e)	900,000	681,300
Food & Staples Retailing—1.3%
Bunge Ltd. Finance Corp. 4.100%, 03/15/2016*	500,000	520,881
Insurance—0.7%
Prudential Financial, Inc. 5.625%, 06/15/2043*(d)(e)	250,000	260,625
Metals & Mining—2.8%
IAMGOLD Corp. 6.750%, 10/01/2020(c)(d)	1,000,000	830,000
Noranda Aluminum Acquisition Corp. 11.000%, 06/01/2019(d)	250,000	252,500
		1,082,500
Corporate Bonds (continued)	Principal Amount	Value
Oil, Gas & Consumable Fuels—1.3%
W&T Offshore, Inc. 8.500%, 06/15/2019*(d)	$500,000	$490,000
Total Corporate Bonds (Cost $5,618,850)		5,661,556
Exchange-Traded Fund (ETF)—1.7%	Shares
Capital Markets—1.7%
SPDR Gold Shares*(a)	5,700	642,162
Total Exchange-Traded Fund (Cost $829,093)		642,162
Closed-End Funds—2.4%
Capital Markets—2.4%
BlackRock Debt Strategies Fund, Inc.	110,496	420,990
Credit Suisse Asset Management Income Fund, Inc.	60,000	208,140
Western Asset Income Fund	23,000	310,270
		939,400
Total Closed-End Funds (Cost $951,995)		939,400
Preferred Stocks—8.1%
Banks—4.5%
Bank of America Corp.(d) 6.625%, 12/31/2049(d)	11,500	290,835
Citigroup, Inc. 6.875%, 12/31/2049*(d)(e)	15,000	401,400
HSBC USA, Inc. 3.500%, 12/31/2049*(d)(e)	30,000	658,500
U.S. Bancorp 3.500%, 12/31/2049*(d)(e)	500	410,070
		1,760,805
Consumer Finance—2.2%
SLM Corp. 1.934%, 12/31/2049*(d)(e)	12,000	865,920
Diversified Financials—1.4%
Citigroup Capital XIII 7.875%, 12/31/2041(d)(e)	20,000	532,400
Total Preferred Stocks (Cost $3,042,153)		3,159,125
Purchased Call Options—0.3%	Contracts
Airlines—0.2%
Delta Air Lines, Inc. Expiration: March 2015, Exercise Price: $41.00	200	63,000
Delta Air Lines, Inc. Expiration: March 2015, Exercise Price: $40.00	100	36,100
		99,100

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	47

The Tocqueville Alternative Strategies Fund

Schedule of Investments as of October 31, 2014

Purchased Call Options (continued)	Contracts	Value
Oil, Gas & Consumable Fuels—0.1%
Halcon Resources Corp. Expiration: January 2016, Exercise Price: $5.00	400	$30,000
Total Purchased Call Options (Cost $151,744)		129,100
Purchased Put Option—0.0%
Capital Markets—0.0%
Evercore Partners, Inc. Expiration: December 2014, Exercise Price: $45.00	80	4,200
Total Purchased Put Option (Cost $13,959)		4,200
Warrants—0.0%	Shares
Internet Software & Services—0.0%
Inuvo, Inc. Expiration: 06/21/2016, Exercise Price: $2.20(a)(b)(f)(g)(h) (Originally acquired 6/21/2011, Cost $0)	31,750	10,455
Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp. Expiration: 4/15/2016, Exercise Price: $8.50(a)(f)(g)(h) (Originally acquired 4/15/2013, Cost $0)	4,000	3,655
Total Warrants (Cost $0)		14,110
Short-Term Investments—10.6%
Money Market Fund—3.8%
STIT-Treasury Portfolio, 0.01%(i)	1,467,704	1,467,704
Commerical Paper—6.8%	Principal Amount
U.S. Bank 0.02%, 11/03/2014	$2,667,000	2,667,000
Total Short-Term Investments (Cost $4,134,704)		4,134,704
Total Investments (Cost $42,927,453)—114.9%		44,958,065
Liabilities in Excess of Other Assets—(14.9)%		(5,814,734)
Total Net Assets—100.0%		$39,143,331

Securities Sold Short Common Stocks—(13.9)%	Shares
Air Freight & Logistics—(0.7)%
UTi Worldwide, Inc.(a)(c)	(24,000)	(262,320)
Securities Sold Short Common Stocks (continued)	Shares	Value
Airlines—(1.1)%
Hawaiian Holdings, Inc.(a)	(23,800)	$(412,692)
Automobiles—(1.7)%
Tesla Motors, Inc.(a)	(2,810)	(679,177)
Electric Utilities—(1.5)%
NRG Yield, Inc.	(12,000)	(599,640)
Health Care Equipment & Supplies—(3.2)%
Teleflex, Inc.	(7,700)	(878,724)
The Spectranetics Corp.(a)	(11,000)	(349,470)
		(1,228,194)
Internet Software & Services—(0.9)%
Qihoo 360 Technology Co., Ltd.—ADR(a)(c)	(5,000)	(364,900)
Life Sciences Tools & Services—(0.4)%
Fluidigm Corp.(a)	(5,580)	(161,820)
Machinery—(0.4)%
Chart Industries, Inc.(a)	(3,600)	(167,580)
Metals & Mining—(2.1)%
RTI International Metals, Inc.(a)	(10,700)	(251,985)
Stillwater Mining Co.(a)	(44,000)	(577,720)
		(829,705)
Semiconductors & Semiconductor Equipment—(1.9)%
SunEdison, Inc.(a)	(37,200)	(725,772)
Total Common Stocks (Proceeds $5,176,336)		(5,431,800)
Exchange-Traded Funds (ETF)—(12.5)%
Capital Markets—(12.5)%
iShares Nasdaq Biotechnology ETF	(3,000)	(889,860)
iShares U.S. Energy ETF	(6,000)	(297,720)
iShares Russell 2000 ETF	(7,000)	(815,920)
Market Vectors Semiconductor ETF	(12,000)	(617,040)
Powershares QQQ Trust Series 1	(5,600)	(567,840)
SPDR S&P 500 ETF Trust	(8,500)	(1,714,110)
		(4,902,490)
Total Exchange-Traded Funds (Proceeds $4,712,511)		(4,902,490)

The Accompanying Footnotes are an Integral Part of these Financial Statements.

48	October 31, 2014

The Tocqueville Alternative Strategies Fund

Schedule of Investments as of October 31, 2014

U.S. Treasury Notes—(15.2)%	Principal Amount	Value
1.750%, 09/30/2019	$(1,000,000)	$(1,006,719)
2.125%, 09/30/2021	(1,000,000)	(1,005,703)
1.750%, 05/15/2022	(2,500,000)	(2,437,305)
2.375%, 08/15/2024	(1,500,000)	(1,505,976)
Total U.S. Treasury Notes (Proceeds $6,012,989)		(5,955,703)
Total Securities Sold Short (Proceeds $15,901,836)—(41.6)%		$(16,289,993)

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

*	All or a portion of this security is segregated as collateral for securities sold short.
(a)	Non-income producing security.
(b)	Affiliated Security. See Footnote 8.
(c)	Foreign issued security. Foreign concentration (including ADR’s) was as follows: Canada 10.5%; Cayman Islands 2.3%; Ireland 1.6%; Virgin Islands 1.4%. Foreign concentration (including ADR’s) of short positions was as follows: Cayman Islands (0.9%); Virgin Islands (0.7%).
(d)	Callable security.
(e)	Variable rate security. The rate shown is as of 10/31/2014.
(f)	Denotes a security is either fully or partially restricted to resale. The aggregate value of restricted securities as of October 31, 2014 was $14,110, which represented 0.0% of net assets.
(g)	Securities are fair valued using procedures approved by the Board of Trustees. The aggregate value of fair valued securities as of October 31, 2014 was $14,110, which represented 0.00% of net assets.
(h)	Security is considered illiquid and may be difficult to sell.
(i)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	49

Percent of Total Investments

The Tocqueville Fund

Allocation of Portfolio Holdings

October 31, 2014

The Tocqueville Opportunity Fund

Allocation of Portfolio Holdings

October 31, 2014

50	October 31, 2014

Percent of Total Investments

The Tocqueville International Value Fund

Allocation of Portfolio Holdings

October 31, 2014

The Tocqueville Gold Fund

Allocation of Portfolio Holdings

October 31, 2014

Annual Report	51

Percent of Total Investments

The Delafield Fund

Allocation of Portfolio Holdings

October 31, 2014

The Tocqueville Select Fund

Allocation of Portfolio Holdings

October 31, 2014

52	October 31, 2014

Percent of Total Investments

The Tocqueville Alternative Strategies Fund

Allocation of Portfolio Holdings

Long Positions

October 31, 2014

The Tocqueville Alternative Strategies Fund

Allocation of Portfolio Holdings

Short Positions

October 31, 2014

Annual Report	53

The Tocqueville Trust

Statements of Assets & Liabilities

For the Year Ended October 31, 2014

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund	The Tocqueville Alternative Strategies Fund
Assets:
Investments, at value (1)
Unaffiliated Issuers	$380,519,522	$80,259,728	$237,678,215	$828,825,326	$1,415,536,052	$96,345,064	$44,080,120
Affiliated Issuers	—	—	—	262,955,855	62,566,097	10,655,301	877,945
Foreign currencies, at value (2)	—	—	218	400,023	—	—	—
Cash	—	21,321	389,840	230,350	—	—	6,000
Unrealized appreciation on forward currency contracts	—	—	219,933	—	—	—	—
Segregated cash at broker	—	—	—	—	—	—	8,703,206
Receivable for investments sold	—	903,589	121,670	—	2,712,423	1,067,776	1,872,879
Receivable from Adviser (See Note 10)	—	—	—	—	—	—	25,788
Receivable for foreign currencies sold	—	—	—	2,771	—	—	—
Receivable for fund shares sold	141,678	10,738	299,704	55,565,176	2,745,026	68,181	33,884
Dividends, interest and other receivables	393,815	12,392	940,312	474	428,700	54,037	224,969
Prepaid assets	19,595	13,429	17,889	50,741	32,709	14,339	21,018
Return of capital receivable	30,000	13,755	—	—	—	—	—

Total Assets	381,104,610	81,234,952	239,667,781	1,148,030,716	1,484,021,007	108,204,698	55,845,809

Liabilities:
Securities sold short, at value (3)	—	—	—	—	—	—	16,289,993
Payable for investments purchased	—	718,192	800,776	—	3,539,483	—	319,836
Payable for loans outstanding	—	81,000	—	—	—	—	—
Due to Custodian	—	—	379,408	—	—	—	23,946
Payable for fund shares redeemed	80,229	4,410	1,143,689	7,699,877	3,612,003	3,650	—
Payable to Adviser (See Note 10)	234,721	49,114	128,271	904,503	871,618	70,357	—
Payable to Administrator	60,738	12,559	38,066	208,943	250,251	17,686	5,700
Payable to Trustees	14,736	3,532	10,344	52,420	66,375	4,145	1,859
Accrued distribution fee	63,569	14,224	28,679	111,071	106,037	17,761	5,306
Accrued expenses and other liabilities	89,254	27,759	87,777	496,762	436,241	31,405	55,838

Total Liabilities	543,247	910,790	2,617,010	9,473,576	8,882,008	145,004	16,702,478

Net Assets	$380,561,363	$80,324,162	$237,050,771	$1,138,557,140	$1,475,138,999	$108,059,694	$39,143,331

Net assets consist of:
Paid in capital	$227,271,667	$51,839,937	$192,811,559	$1,799,126,690	$972,795,763	$77,790,541	$36,789,357
Accumulated net investment income (loss)	2,358,640	—	4,129,917	(10,340,448)	(4,198,357)	(479,135)	(74,713)
Accumulated net realized gain (loss)	13,188,651	9,555,446	7,747,558	(9,587,453)	135,340,173	12,178,865	783,489
Net unrealized appreciation (depreciation) on:
Investments and foreign currency related items	137,742,405	18,928,779	32,361,737	(640,641,649)	371,201,420	18,569,423	1,645,198

Net assets	$380,561,363	$80,324,162	$237,050,771	$1,138,557,140	$1,475,138,999	$108,059,694	$39,143,331

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value autorized)	11,135,558	3,526,029	16,369,521	37,482,011	40,524,963	7,249,999	1,436,139
Net asset value, offering and redemption price per share	$34.18	$22.78	$14.48	$30.38	$36.40	$14.90	$27.26

(1) Cost of investments
Unafilliated issuers	$242,777,117	$61,330,911	$205,495,601	$1,151,629,924	$1,046,433,497	$77,764,625	$41,873,479
Affiliated issuers	$—	$—	$—	$580,783,011	$60,467,232	$10,666,317	$1,053,974
(2) Cost of foreign currencies	$—	$—	$225	$412,689	$—	$—	$(25,174)
(3) Proceeds of securities sold short	$—	$—	$—	$—	$—	$—	$15,901,836

The Accompanying Notes are an Integral Part of these Financial Statements.

54	October 31, 2014

The Tocqueville Trust

Statements of Operations

For the Year Ended October 31, 2014

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Investment Income:
Dividends*	$7,738,635	$330,970	$5,786,630	$7,704,514	$16,216,826	$861,967
Interest	371	14	1,970	10,824	255,464	3,042

Total investment income	7,739,006	330,984	5,788,600	7,715,338	16,472,290	865,009

Expenses:
Investment Adviser’s fee (See Note 4)	2,772,547	626,139	2,682,447	10,825,493	11,915,347	837,957
Distribution fees (See Note 4)	924,182	208,713	670,612	3,298,395	4,246,287	261,862
Administration fees (See Note 4)	554,510	125,228	402,367	1,979,037	2,547,772	157,117
Transfer agent and shareholder services fees	120,772	19,141	92,375	897,801	697,797	40,263
Trustee fees and expenses	56,405	12,878	43,182	166,250	275,731	16,670
Legal fees	33,936	7,960	24,989	122,198	164,447	9,689
Fund accounting fees	32,219	24,999	45,415	104,872	134,514	9,790
Printing and mailing expense	25,972	6,101	23,268	148,797	185,082	8,458
Blue sky fees	25,483	21,120	22,798	80,145	47,411	22,227
Custody fees	22,393	15,906	71,974	252,378	106,667	5,870
Audit fees	21,632	5,650	17,269	54,703	109,373	6,890
Other expenses (See Note 10)	16,412	3,986	36,101	51,083	75,784	5,022
Insurance expense	6,861	2,048	5,662	18,568	40,956	2,146
Registration fees	2,339	1,959	840	3,084	4,709	3,486
Interest expense	741	2,752	—	—	—	—
Interest expense on securities sold short	—	—	—	—	—	—
Dividends expense on securities sold short	—	—	—	—	—	—

Total expenses before waiver	4,616,404	1,084,580	4,139,299	18,002,804	20,551,877	1,387,447
Less: Fees waived (See Note 4)	(24,687)	—	(786,240)	—	—	—

Net expenses	4,591,717	1,084,580	3,353,059	18,002,804	20,551,877	1,387,447

Net Investment Income (Loss)	3,147,289	(753,596)	2,435,541	(10,287,466)	(4,079,587)	(522,438)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	15,406,801	12,219,482	15,405,808	(4,059,320)	169,307,128	13,674,446
Affililiated issuers	—	—	—	—	(2,639,587)	—
Securities sold short	—	—	—	—	—	—
Forward currency contracts	—	—	2,785,424	—	—	—
Foreign currency translation	(341)	(2,558)	(264,717)	(162,109)	(120,475)	(329)

	15,406,460	12,216,924	17,926,515	(4,221,429)	166,547,066	13,674,117
Net change in unrealized appreciation (depreciation) on:
Investments	27,645,101	(2,029,998)	(23,327,492)	(231,957,001)	(125,448,432)	(6,858,895)
Securities sold short	—	—	—	—	—	—
Forward currency contracts	—	—	60,207	—	—	—
Foreign currency translation	—	(71,501)	3,444,318	(42,365,893)	(953,054)	—

	27,645,101	(2,101,499)	(19,822,967)	(274,322,894)	(126,401,486)	(6,858,895)
Net gain (loss) on investments and foreign currency	43,051,561	10,115,425	(1,896,452)	(278,544,323)	40,145,580	6,815,222

Net Increase (Decrease) in Net Assets Resulting from Operations	$46,198,850	$9,361,829	$539,089	$(288,831,789)	$36,065,993	$6,292,784

* Net of foreign taxes withheld of:	$43,159	$1,541	$677,312	$1,047,601	$18,000	$6,694

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	55

The Tocqueville Trust

Statements of Operations

	The Tocqueville Alternative Strategies Fund
	For the Period January 1, 2014 to October 31, 2014	For the Period June 1, 2013 to December 31, 2013(1)
Investment Income:
Dividends*	259,957	157,755
Interest	342,475	276,671

Total investment income	602,432	434,426

Expenses:
Investment Adviser’s fee (See Note 4)	475,373	340,127
Interest expense	134,386	111,846
Legal fees	95,419	22,223
Blue sky fees	78,892	21,448
Interest expense on securities sold short	54,534	17,616
Transfer agent and shareholder services fees	51,265	36,614
Dividends expense on securities sold short	48,699	68,753
Administration fees (See Note 4)	46,018	29,255
Distribution fees (See Note 4)	41,117	4,534
Fund accounting fees	39,020	31,055
Printing and mailing expense	11,708	9,161
Custody fees	11,188	8,838
Other expenses (See Note 10)	7,930	18,276
Audit fees	5,353	17,000
Trustee fees and expenses	4,670	3,674
Registration fees	3,086	—
Insurance expense	1,870	814

Total expenses before waiver	1,110,528	741,234
Less: Fees waived (See Note 4)	(216,898)	(87,250)

Net expenses	893,630	653,984

Net Investment Income (Loss)	(291,198)	(219,558)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	3,190,643	1,909,373
Affililiated issuers	(127,424)	—
Securities sold short	(2,546,983)	(1,363,082)
Foreign currency translation	(7,782)	(330)
Written option contracts	—	83,500

	508,454	629,461
Net change in unrealized appreciation (depreciation) on:
Investments	678,707	(1,151,273)
Securities sold short	615,073	(800,250)
Foreign currency translation	(9,280)	1,035

	1,284,500	(1,950,488)
Net gain (loss) on investments and foreign currency	1,792,954	(1,321,027)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,501,756	$(1,540,585)

* Net of foreign taxes withheld of:	$1,725	$—

(1)	Results shown are those of the Predecessor Fund. See Footnote 1.

The Accompanying Notes are an Integral Part of these Financial Statements.

56	October 31, 2014

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Annual Report	57

The Tocqueville Trust

Statements of Changes in Net Assets

	The Tocqueville Fund		The Tocqueville Opportunity Fund		The Tocqueville International Value Fund
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment income (loss)	$3,147,289	$4,778,719	$(753,596)	$(461,498)	$2,435,541	$4,250,455
Net realized gain (loss) on sale of investments, foreign currency, and securities sold short	15,406,460	26,838,214	12,216,924	9,380,542	17,926,515	10,347,619
Net change in unrealized appreciation (depreciation)	27,645,101	58,949,325	(2,101,499)	12,734,576	(19,822,967)	43,468,248

Net increase (decrease) in net assets resulting from operations	46,198,850	90,566,258	9,361,829	21,653,620	539,089	58,066,322

Dividends and distributions to shareholders:
Net investment income	(3,425,837)	(5,030,132)	—	—	(4,005,675)	(3,270,330)
Net realized gains	(2,781,747)	—	(4,131,999)	—	—	—

Total dividends and distributions	(6,207,584)	(5,030,132)	(4,131,999)	—	(4,005,675)	(3,270,330)
Fund share transactions:
Shares sold	48,540,663	29,776,783	8,062,871	4,767,903	64,986,954	41,933,095
Shares sold—Predecessor Fund Class I	—	—	—	—	—	—
Shares sold—Predecessor Fund Class C	—	—	—	—	—	—
Shares issued to holders in reinvestment of dividends	5,727,081	4,132,373	3,947,515	—	3,955,730	2,452,030
Shares issued to holders in reinvestment of dividends—Predecessor Fund Class I	—	—	—	—	—	—
Shares issued to holders in reinvestment of dividends—Predecessor Fund Class C	—	—	—	—	—	—
Shares redeemed*	(61,966,744)	(137,200,773)	(17,525,024)	(11,267,163)	(91,406,713)	(54,992,275)
Shares redeemed—Predecessor Fund Class I*	—	—	—	—	—	—
Shares redeemed—Predecessor Fund Class C*	—	—	—	—	—	—
Transfers into Fund from:
Predecessor Fund—Class I	—	—	—	—	—	—
Predecessor Fund—Class C	—	—	—	—	—	—
Transfers out of Predecessor Fund-Class I into Fund:	—	—	—	—	—	—
Transfers out of Predecessor Fund-Class C into Fund:	—	—	—	—	—	—

Net increase (decrease)	(7,699,000)	(103,291,617)	(5,514,638)	(6,499,260)	(22,464,029)	(10,607,150)

Net increase (decrease) in net assets	32,292,266	(17,755,491)	(284,808)	15,154,360	(25,930,615)	44,188,842
Net Assets:
Beginning of period	348,269,097	366,024,588	80,608,970	65,454,610	262,981,386	218,792,544

End of period**	$380,561,363	$348,269,097	$80,324,162	$80,608,970	$237,050,771	$262,981,386

* Net of redemption fees of:	$6,837	$22,305	$4,879	$931	$16,383	$16,794

** Including undistributed net investment income (loss) of:	$2,358,640	$2,824,529	$—	$(427,298)	$4,129,917	$3,131,775

(1)	The predecessor fund of the Tocqueville Alternative Strategies Fund fiscal years began January 1, 2014 and June 1, 2013, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

58	October 31, 2014

The Tocqueville Trust

Statements of Changes in Net Assets

The Tocqueville Gold Fund		The Delafield Fund		The Tocqueville Select Fund
For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013

$(10,287,466)	$(6,540,749)	$(4,079,587)	$(2,462,497)	$(522,438)	$(348,436)
(4,221,429)	388,787	166,547,066	71,422,904	13,674,117	11,110,235
(274,322,894)	(1,099,579,672)	(126,401,486)	357,151,669	(6,858,895)	21,132,838

(288,831,789)	(1,105,731,634)	36,065,993	426,112,076	6,292,784	31,894,637

—	—	—	—	—	—
—	(53,161,749)	(61,841,266)	(80,537,788)	(9,932,816)	(3,451,599)

—	(53,161,749)	(61,841,266)	(80,537,788)	(9,932,816)	(3,451,599)

662,295,777	689,958,884	200,760,342	424,376,572	16,655,565	13,020,097
—	—	—	—	—	—
—	—	—	—	—	—
—	48,734,410	58,365,398	75,042,452	9,680,740	3,271,889
—	—	—	—	—	—
—	—	—	—	—	—
(449,988,243)	(810,631,326)	(517,552,743)	(431,925,473)	(14,524,187)	(29,395,929)
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

212,307,534	(71,938,032)	(258,427,003)	67,493,551	11,812,118	(13,103,943)

(76,524,255)	(1,230,831,415)	(284,202,276)	413,067,839	8,172,086	15,339,095

1,215,081,395	2,445,912,810	1,759,341,275	1,346,273,436	99,887,608	84,548,513

$1,138,557,140	$1,215,081,395	$1,475,138,999	$1,759,341,275	$108,059,694	$99,887,608

$610,399	$714,261	$50,053	$103,101	$1,184	$2,935

$(10,340,448)	$(42,539,011)	$(4,198,357)	$—	$(479,135)	$(387,335)

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	59

The Tocqueville Trust

Statements of Changes in Net Assets

	The Tocqueville Alternative Strategies Fund
	For the Period January 1, 2014 to October 31, 2014	For the Period June 1, 2013 to December 31, 2013(2)	For the Period June 29, 2013(1) to May 31, 2013(2)
Operations:
Net investment income (loss)	$(291,198)	$(219,558)	$(34,183)
Net realized gain (loss) on sale of investments, foreign currency, and securities sold short	508,454	629,461	2,787,455
Net change in unrealized appreciation (depreciation)	1,284,500	(1,950,488)	2,345,727

Net increase (decrease) in net assets resulting from operations	1,501,756	(1,540,585)	5,098,999

Dividends and distributions to shareholders:
Net investment income	—	(151,536)	(22,205)
Net realized gains	—	(2,234,040)	(647,984)

Total dividends and distributions	—	(2,385,576)	(670,189)
Fund share transactions:
Shares sold	6,810,152	—	—
Shares sold—Predecessor Fund Class I	6,305,831	8,987,962	17,399,644
Shares sold—Predecessor Fund Class C	102,500	1,222,630	—
Predecessor Fund Class I shares issued in connection with reorganization of a private fund	—	—	19,753,858
Shares issued to holders in reinvestment of dividends—Predecessor Fund Class I	—	1,183,824	539,696
Shares issued to holders in reinvestment of dividends—Predecessor Fund Class C	—	67,455	—
Shares redeemed*	(8,344,933)	—	—
Shares redeemed—Predecessor Fund Class I*	(4,678,480)	(8,580,347)	(3,276,151)
Shares redeemed—Predecessor Fund Class C*	(354,715)	—	—
Transfers into Fund from:
Predecessor Fund—Class I	37,578,661	—	—
Predecessor Fund—Class C	1,035,984	—	—
Transfers out of Predecessor Fund—Class I into Fund:	(37,578,661)	—	—
Transfers out of Predecessor Fund—Class C into Fund:	(1,035,984)	—	—

Net increase (decrease)	(159,645)	2,881,524	34,417,047

Net increase (decrease) in net assets	1,342,111	(1,044,637)	38,845,857
Net Assets:
Beginning of period	37,801,220	38,845,857	—

End of period**	$39,143,331	$37,801,220	$38,845,857

* Net of redemption fees of:	$2,575	$2,385	$373

** Including undistributed net investment income (loss) of:	$(74,713)	$(185,738)	$(1,024)

(1)	Inception of Predecessor Fund.
(2)	Results shown are those of the Predecessor Fund. See Footnote 1.

The Accompanying Notes are an Integral Part of these Financial Statements.

60	October 31, 2014

The Tocqueville Trust

Statements of Cash Flows

	The Tocqueville Alternative Strategies Fund
	For the Period January 1, 2014 to October 31, 2014	For the Period June 1, 2013 to December 31, 2013(1)
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$1,501,756	$(1,540,585)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized gain on investments and foreign currency translation	(3,071,001)	(1,992,873)
Net realized loss on securities sold short	2,546,983	1,363,082
Net change in unrealized gain on investments and foreign currency translation	(707,377)	1,151,273
Net change in unrealized gain on securities sold short	(615,073)	800,250
Amortization and accretion of premium and discount	182,372	75,843
Changes in assets and liabilities:
Due to Custodian	(6,721)	(410)
Segregated cash at broker	3,221,197	(2,626,165)
Receivable from/Payble to Adviser	(59,630)	(97)
Dividends, interest and other receivables	(45,158)	(59,815)
Prepaid assets	21,658	14,605
Payable to broker for dividends and interest on securities sold short	(35,491)	26,191
Payable to Trustees	1,346	(345)
Accrued distribution fees	4,295	(1,011)
Accrued expenses and other liabilities	18,889	6,089
Purchases of investments	(34,909,309)	(24,505,957)
Proceeds from sale of investments	31,168,790	23,968,059
Net purchases and sales of short-term investments	1,887,825	(18,355)
Payments to close short transactions	(19,016,391)	(13,601,638)
Proceeds from securities sold short	18,002,096	16,554,521

Net cash provided by (used in) operating activities	91,056	(387,338)

Cash flows from financing activities:
Proceeds from shares issued	13,334,018	10,061,173
Dividends paid to shareholders, net of reinvestments	(13,419,074)	(8,539,538)
Cash distribution paid to shareholders	—	(1,134,297)

Net cash provided by (used in) financing activities	(85,056)	387,338

Net increase in cash	6,000	—

Cash, beginning of period	—	—

Cash, end of period	$6,000	$—

Non-cash financing activities
Transfer of shares from predecessor fund into Fund.	$38,614,645	$—
Reinvested dividends	$—	$1,251,279

(1)	Results shown are those of the Predecessor Fund.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	61

The Tocqueville Trust

The Tocqueville Fund

The Tocqueville Opportunity Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Delafield Fund

The Tocqueville Select Fund

The Tocqueville Alternative Strategies Fund

Notes to Financial Statements

1.    ORGANIZATION

The Tocqueville Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940 and organized on September 17, 1986, currently consisting of seven separate funds (each, a “Fund” or, collectively, the “Funds”). Each Fund is an open-end management investment company with a different investment objective. The Tocqueville Fund, The Tocqueville Opportunity Fund (the “Opportunity Fund”), The Tocqueville International Value Fund (the “International Fund”), and The Delafield Fund are classified as diversified investment companies. The Tocqueville Gold Fund (the “Gold Fund”), The Tocqueville Select Fund (the “Select Fund”) and The Tocqueville Alternative Strategies Fund (the “Alternative Strategies Fund”) are classified as non-diversified investment companies. The Tocqueville Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of United States issuers. The Opportunity Fund’s investment objective is to achieve long-term capital appreciation which it seeks to achieve by investing in the common stocks of small and mid cap companies which have the potential to deliver superior long term earnings growth. The International Fund’s investment objective is long-term capital appreciation consistent with preservation of capital which it seeks to achieve by investing primarily in securities of non-U.S. issuers. The Gold Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing in gold, securities of companies located throughout the world that are engaged in mining or processing gold (“gold related securities”), other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals (“other precious metal securities”). The Delafield Fund’s investment objectives are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital which it seeks to achieve by investing primarily in the equity securities of domestic companies. The Tocqueville Select Fund’s investment objective is to achieve long-term capital appreciation by investing in a focused group of common stocks issued primarily by small and mid-sized U.S. companies. Current income is a secondary objective for The Tocqueville Select Fund. The Tocqueville Alternative Strategies Fund’s investment objective seeks higher returns and lower volatility than the Standard & Poor’s (“S&P”) 500 Index over a 3-5 year time horizon.

On June 22, 2009, the Board of Directors of Delafield Fund, Inc. approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of Delafield Fund, Inc. into The Delafield Fund, a series of The Tocqueville Trust. On September 24, 2009, the shareholders of Delafield Fund, Inc. approved the Agreement and Plan of Reorganization. On July 9, 2009, the Board of Trustees of Delafield Select Fund, a series of Natixis Funds Trust II, approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of Delafield Select Fund into the sole share class of The Select Fund (now The Tocqueville Select Fund), a series of The Tocqueville Trust. On September 24, 2009, the shareholders of Delafield Select Fund approved the Agreement and Plan of Reorganization. The effective date of both reorganizations was September 28, 2009. Transfers into The Delafield Fund and The Select Fund from their predecessor funds amounted to $649,892,191 and $25,888,388, respectively.

The Delafield Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to Delafield Fund, Inc. The predecessor Delafield Fund, Inc. commenced operations on November 19, 1993.

The Tocqueville Select Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to the Delafield Select Fund, a series of Natixis Funds Trust II. The predecessor Delafield Select Fund commenced operations on September 29, 2008 for Class A and Class C shares and on September 26, 2008 for Class Y shares. Prior to September 29, 2008, the predecessor Delafield Select Fund operated as a Delaware limited partnership using substantially the same investment objectives and investment policies as the predecessor fund. The limited partnership was incepted in July 1998.

62	October 31, 2014

On April 15, 2014, the Board of Trustees of the Bridgehampton Value Strategies Fund, a series of Investment Management Series Trust, approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of the Bridgehampton Value Strategies Fund into the sole share class of The Tocqueville Alternative Strategies Fund, a newly-created series of The Tocqueville Trust. On June 20, 2014, the shareholders of the Bridgehampton Value Strategies Fund approved the Agreement and Plan of Reorganization. The effective date of the reorganization was June 27, 2014. Transfers into the Tocqueville Alternative Strategies Fund from its predecessor fund amounted to $38,614,645.

The Tocqueville Alternative Strategies Fund, a series of the Trust, commenced operations at the close of business on June 27, 2014 as successor to the Bridgehampton Value Strategies Fund, a series of Investment Managers Series Trust. The predecessor Bridgehampton Value Strategies Fund commenced operations on June 3, 2013 for Class C shares and June 29, 2012 for Class I shares, after the conversion of a limited liability company account, Bridgehampton Multi-Strategy Fund LLC, which commenced operations October 1, 2006, into Class I shares of the Fund. From October 1, 2006 to May 7, 2010, the name of the predecessor account was Bridgehampton Arbitrage LLC.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

a)  Security valuation and security transactions

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation National Market (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used. Investments in gold will be valued at the spot price of gold determined based on the mean of the last bid and asked price at the close of the New York Commodity Exchange. When market quotations for securities are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Short-term securities maturing within 60 days are valued on an amortized cost basis. Fixed income securities with maturities greater than 60 days are valued at market price. Debt securities, such as corporate bonds, convertible bonds and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.

Trading in securities on European and Far Eastern securities exchanges normally is completed before the calculation of the Funds’ net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Funds may hold securities traded in domestic markets where the market may close early on a given day prior to calculation of the Funds’ net asset value. Events affecting the value of such securities held by the Funds that

Annual Report	63

occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Funds’ calculation of the net asset value. Significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

Investment and shareholder transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Net realized gains and losses from sales of securities are determined on the specific identification cost method.

b)  Restricted and illiquid securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

c)  Fair valuation measurements

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

When using the market quotations or closing price provided by the pricing service for equity investments (including securities sold short), including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investments trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2. On days when the closing price of the S&P 500 moves more than 1% from its previous close, common stocks of the International Value Fund which are traded on non-North American exchanges may be valued using matrix pricing formulas provided by an independent pricing service. These securities will generally be classified as Level 2 securities. Gold bullion is valued at the mean of the closing bid and ask prices from the New York Mercantile Exchange and is classified as a Level 2.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, bank loan obligations and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent

64	October 31, 2014

pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument and are classified as Level 2. Warrants for which the underlying security is registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees. These securities will generally be classified as Level 2 securities. Forward currency contracts derive their value from the underlying currency prices. These are valued by a pricing service using pricing models. The models use inputs that are observed from active markets, such as exchange rates. These contracts are classified as Level 2. Options can diverge from the prices of their underlying instruments. These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1. If there is no composite last price on a given day the mean between the latest bid and ask price will be used. These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

The Gold Fund currently invests in a private fund that primarily invests in physical gold and is subject to redemption restrictions. This private fund investment can only be disposed of with notice given 24 hours in advance of redemption. This investment is currently valued at $15,609,286 which represents 1.4% of the Gold Fund’s net assets and is classified as Level 3.

For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Funds or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgements that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Annual Report	65

The following is a summary of the inputs used, as of October 31, 2014, involving the Funds’ assets and liabilities carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
The Tocqueville Fund
Assets
Common Stocks*	$371,340,339	$—	$—	$371,340,339
Real Estate Investment Trust (REIT)*	8,465,000	—	—	8,465,000
Money Market Fund	714,183	—	—	714,183

Total Assets	$380,519,522	$—	$—	$380,519,522

The Tocqueville Opportunity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$79,627,541	$—	$—	$79,627,541
Real Estate Investment Trust (REIT)*	116,320	—	—	116,320
Purchased Call Options*	—	515,600	—	515,600
Money Market Fund	267	—	—	267

Total Assets	$79,744,128	$515,600	$—	$80,259,728

The Tocqueville International Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$215,428,437	$—	$—	$215,428,437
Preferred Stock*	5,990,755	—	—	5,990,755
Money Market Fund	11,809,023	—	—	11,809,023
Commercial Paper	—	4,450,000	—	4,450,000
Forward Currency Contracts	—	243,945	—	243,945

Total Assets	$233,228,215	$4,693,945	$—	$237,922,160

Liabilities
Forward Currency Contracts	$—	$(24,012)	$—	$(24,012)

Total Liabilities	$—	$(24,012)	$—	$(24,012)

The Tocqueville Gold Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Gold Related	$776,232,069	$1,768,946	$1,489,101	$779,490,116
Other Precious Metals Related	95,264,572	1,842,108	7,350,952	104,457,632
Other	42,386	133,146	7,354,544	7,530,076

Total Common Stocks	871,539,027	3,744,200	16,194,597	891,477,824
Private Fund*	—	—	15,609,286	15,609,286
Gold Bullion	—	116,931,899	—	116,931,899
Warrants*	—	609,827	—	609,827
Money Market Fund	58,486,345	—	—	58,486,345
Commercial Paper	—	8,666,000	—	8,666,000

Total Assets	$930,025,372	$129,951,926	$31,803,883	$1,091,781,181

66	October 31, 2014

The Delafield Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$1,272,925,690	$—	$—	$1,272,925,690
Corporate Bonds*	—	40,249,826	—	40,249,826
Money Market Fund	39,928,033	—	—	39,928,033
U.S. Treasury Bills	—	124,998,600	—	124,998,600

Total Assets	$1,312,853,723	$165,248,426	$—	$1,478,102,149

The Tocqueville Select Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$95,330,288	$—	$—	$95,330,288
Money Market Fund	2,670,166	—	—	2,670,166
U.S. Treasury Bills	—	8,999,911	—	8,999,911

Total Assets	$98,000,454	$8,999,911	$—	$107,000,365

The Tocqueville Alternative Strategies Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$12,370,583	$—	$—	$12,370,583
Convertible Bonds*	—	17,903,125	—	17,903,125
Corporate Bonds*	—	5,661,556	—	5,661,556
Exchange-Traded Fund*	642,162	—	—	642,162
Closed-End Funds	939,400	—	—	939,400
Preferred Stocks
Banks	1,350,735	410,070	—	1,760,805
Consumer Finance	865,920	—	—	865,920
Diversified Financials	532,400	—	—	532,400

Total Preferred Stocks	2,749,055	410,070	—	3,159,125
Purchased Call Options*	—	129,100	—	129,100
Purchased Put Options*	—	4,200	—	4,200
Warrants*	—	14,110	—	14,110
Money Market Fund	1,467,704	—	—	1,467,704
Commercial Paper	—	2,667,000	—	2,667,000

Total Assets	$18,168,904	$26,789,161	$—	$44,958,065

Liabilities
Securities Sold Short
Common Stocks*	$5,431,800	$—	$—	$5,431,800
Exchange-Traded Funds*	4,902,490	—	—	4,902,490
U.S. Treasury Notes	—	5,955,703	—	5,955,703

Total Liabilities	$10,334,290	$5,955,703	$—	$16,289,993

*	For further information regarding portfolio characteristics, please see the accompanying Schedules of Investments.
**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are reflected at the unrealized appreciation (depreciation) on the instrument.

Annual Report	67

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period.

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund	The Tocqueville Alternative Strategies Fund
Transfers Into Level 1	$—	$—	$—	$20,260,698	$—	$—	$—
Transfers Out of Level 1	—	—	—	(117,030,372)	—	—	—

Net Transfers Into/(Out of) Level 1	—	—	—	(96,769,674)	—	—	—

Transfers Into Level 2	—	—	—	117,030,372	—	—	—
Transfers Out of Level 2	—	—	—	(20,260,698)	—	—	—

Net Transfers Into/(Out of) Level 2	$—	$—	$—	$96,769,674	$—	$—	$—

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund	The Tocqueville Alternative Strategies Fund
Beginning Balance—November 1, 2013 (January 1, 2014 for The Tocqueville Alternative Strategies Fund)	$—	$—	$—	$37,883,131	$—	$—	$—
Purchases	—	—	—	—	—	—	—
Sales	—	—	—	—	—	—	—
Realized gains	—	—	—	—	—	—	—
Realized losses	—	—	—	—	—	—	—
Change in unrealized depreciation	—	—	—	(6,079,248)	—	—	—
Transfers in/(out) of Level 3	—	—	—	—	—	—	—

Ending Balance—October 31, 2014	$—	$—	$—	$31,803,883	$—	$—	$—

The movement from Level 2 to Level 1 in the Gold Fund was due to the use of market quotations or closing prices provided by the pricing service because the market was considered active. The movement from Level 1 to Level 2 in the Gold Fund was from the securities being priced using the mean of the bid and ask price due to the lack of trading volume on October 31, 2014 and due to the lack of an official closing price for gold bullion. Transfers between levels are recognized at the end of the reporting period.

68	October 31, 2014

The Tocqueville Gold Fund

Significant Unobservable Inputs for Level 3 Portfolio Company Securities

Type of Security	Industry	Fair Value at 10/31/2014	Valuation Techniques	Unobservable Inputs	Range
Common Stock
	Gold Related	$1,489,101	Latest company valuation	Financing prices	N/A
	Other Precious Metals Related	7,350,952	Latest company financing price	Financing prices	N/A
	Other	256,390	Latest company financing price	Financing prices	N/A
		205,154	Discounted closing value of comparable exchange listed security	Illiquidity discount	50-75%
		6,893,000	Latest company financing price	Financing prices	N/A
Private Fund	Gold Related	15,609,286	NAV from custodian discounted by adviser	Illiquidity discount	2%

The significant unobservable inputs used in the fair value measurement of the Gold Fund’s common stocks are the most recent financing prices of the portfolio company and discounted closing value of comparable exchange listed security, both approximate the companies’ value in the market place. The significant unobservable inputs for the private fund is the discount for illiquidity applied to the Net Asset Value per share determined by the private fund’s custodian.

Significant changes in the companies’ ability to receive financing for new projects in the future would be an indication of the companies’ financial position and market value. An increase in the discount applied to the value of resources, future expected cash flows, or to account for illiquidity would decrease the value of the portfolio security.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee the valuation process. The Valuation Committee meets on an as needed basis to evaluate changes in the valuation of portfolio securities. The full findings and valuations are then reviewed quarterly by the Independent Trustees.

d)  Derivative Instruments and Hedging Activities

The Funds’ Adviser may use derivative instruments, such as options and forward currency contracts, as a means to manage exposure to different types of risk, including market risk and exchange rate risk, and to gain exposure to underlying securities. The Trust has adopted disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position.

In the Opportunity Fund and the Alternative Strategies Fund, the Adviser used options to gain exposure to the underlying equity security. In the International Value Fund, the Adviser used forward currency contracts to adjust exposure to foreign exchange rate risk.

Annual Report	69

Offsetting on the Statement of Assets and Liabilities

In December 2011, the Financial Accounting Standard Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transaction eligible for offset on the statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-1”), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013.

The Trust adopted the disclosure requirement on offsetting as of November 1, 2013. For financial reporting purposes, the Fund offsets financial assets and financial liabilities that are subject to master netting arrangements or similar agreements within appreciation on forward currency contracts and depreciation on forward currency contracts on the Statement of Assets and Liabilities.

At October 31, 2014, the amount of derivative assets and liabilities by type that are subject to offsetting for the Tocqueville International Value Fund are as follows:

Forward Currency Contracts*

				Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Tocqueville International Value Fund	$243,945	$(24,012)	$219,933	$—	$—	$219,933

				Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Tocqueville International Value Fund	$(24,012)	$(24,012)	$—	$—	$—	$—

*	The respective counterparties for each contract are disclosed in the Open Forward Currency Contract detail within the Schedule of Investments.

70	October 31, 2014

Balance Sheet—Values of Derivative Instruments as of October 31, 2014.

The Tocqueville Opportunity Fund

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Purchased Options	Investments, at Value	$515,600		$—

Total		$515,600		$—

The Tocqueville Alternative Strategies Fund

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Purchased Options	Investments, at Value	$133,300		$—

Total		$133,300		$—

The Effect of Derivative Instruments on the Statement of Operations for the period ended October 31, 2014.

The Tocqueville Opportunity Fund

	Net Realized Loss on Investments	Net Change in Unrealized Depreciation on Investments
Purchased Options	$(83,871)	$(40,952)

Total	$(83,871)	$(40,952)

The Tocqueville International Value Fund

	Net Realized Gain on Forward Currency Contracts	Net Change in Unrealized Appreciation on Forward Currency Contracts
Foreign Currency Forward Contract	$2,785,424	$60,207

Total	$2,785,424	$60,207

Annual Report	71

The Tocqueville Alternative Strategies Fund

	Net Realized Loss Investments	Net Change in Unrealized Appreciation on Investments
Purchased Options	$(341,531)	$216,785

Total	$(341,531)	$216,785

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2013.

The Tocqueville Alternative Strategies Fund*

	Net Realized Loss on Purchased Options Contracts	Net Realized Gain on Written Options Contracts	Net Change in Unrealized Loss on Purchased Options Contracts
Purchased Options	$(562,621)	$—	$(359,545)
Written Options	$—	$83,500	$—

*	Results of the Predecessor Fund.

Derivatives Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds. The measurement of risks associated with these instruments is meaningful only when all related offsetting transactions are considered. The use of options and forward currency contracts do not create leverage in the Funds.

The average monthly value of options in the Opportunity Fund during the year ended October 31, 2014 was $328,969.

Transactions in options in the Opportunity Fund during the year ended October 31, 2014 were as follows:

	Notional Amount	Contracts
Outstanding, beginning of year:	$2,592,500	340
Options purchased	11,246,500	1,930
Options terminated in closing transactions	(4,585,000)	(565)
Options exercised	(380,000)	(60)
Options expired	(3,670,250)	(960)

Outstanding, end of year:	$5,203,750	685

72	October 31, 2014

The average monthly value of options in the Alternative Strategies Fund during the period ended October 31, 2014 was $123,744.

Transactions in options in the Alternative Strategies Fund during the period ended October 31, 2014 were as follows:

	Notional Amount	Contracts
Outstanding, beginning of year:	$6,989,800	3,821
Options purchased	1,780,000	780
Options terminated in closing transactions	(2,925,000)	(325)
Options exercised	(250,000)	(250)
Options expired	(3,814,800)	(3,246)

Outstanding, end of year:	$1,780,000	780

Transactions in option contracts written in the Alternative Strategies Fund during the period ended December 31, 2013* were as follows:

	Number of Contracts	Premiums Received
Outstanding at June 1, 2013	—	$—
Options written	800	87,598
Options terminated in closing purchasing transactions	(800)	(87,598)
Options expired	—	—
Options exercised	—	—

Outstanding at December 31, 2013	—	$—

*	Results of the Predessor Fund.

The average monthly notional amount of forward currency contracts during the year ended October 31, 2014 was as follows:

International Value Fund
Long Positions	$—
Forward currency contracts
Short Positions	$20,298,588
Forward currency contracts

e)  Foreign currency translation

Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund, The Tocqueville Select Fund and The Tocqueville Alternative Strategies Fund have engaged in transactions in securities denominated in foreign currencies and, as a result, entered into foreign exchange transactions. The Tocqueville International Value Fund has entered into forward contracts. These Funds

Annual Report	73

are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their obligations. The value of foreign currencies are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the transactions are settled or the contracts are closed, the Funds recognize a realized gain or loss.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are reflected as net realized and unrealized gain or loss on foreign currency translation.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

f)  Dividends and distributions to shareholders

Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually by the Funds. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial and tax reporting may result in reclassification to capital stock.

g)  Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h) Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against a Fund that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

(i) Short Sales

Short sales are transactions under which the Funds sell a security they do not own. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statements of Operations. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the

74	October 31, 2014

broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Funds sell the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale. The Funds may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the security, the Funds will experience a loss. The Funds’ loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Funds paid for the security at the time it was borrowed.

j) Subsequent events evaluation

Effective November 1, 2014, the Administrative Services Agreement was amended and approved by the Board of Trustees. The amount will be calculated daily and payable monthly, at an annual rate of 0.15% on the first $400 million of net assets of each Fund; 0.13% on the next $600 million of net assets of each Fund; and 0.12% on all net assets of each Fund over $1 billion.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date financial statements were available to be issued.

k) Reclassifications

Certain prior period amounts for the Alternative Strategies Fund were reclassified to conform with current period presentation. These reclassifications did not impact total financial position or results of operations.

3.    FEDERAL INCOME TAX

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2014, or for any other tax years which are open for exam. As of October 31, 2014, open tax years include the tax years ended October 31, 2011 through 2014. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax

Annual Report	75

reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended October 31, 2014, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Tocqueville Fund	$(187,341)	$(2,110,354)	$2,297,695
Opportunity Fund	1,180,894	(2,577,975)	1,397,081
International Value Fund	2,568,276	(4,594,913)	2,026,637
Gold Fund	42,486,029	162,109	(42,648,138)
Delafield Fund	(118,770)	(30,402,746)	30,521,516
Select Fund	430,638	(1,265,361)	834,723
Alternative Strategies Fund	402,223	(111,716)	(290,507)

The permanent differences primarily relate to net operating losses, foreign currency reclasses and usage of tax equalization.

As of October 31, 2014, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund	Alternative Strategies Fund
Tax cost of Investments	$242,884,525	$61,951,803	$206,581,992	$1,733,391,924	$1,107,661,103	$88,600,817	$43,071,989

Unrealized Appreciation	141,154,948	20,330,407	42,784,013	185,951,545	422,349,763	22,801,144	4,207,131
Unrealized Depreciation	(3,519,951)	(2,022,482)	(11,687,572)	(827,162,265)	(51,908,717)	(4,401,597)	(2,321,055)

Net unrealized appreciation (depreciation)	137,634,997	18,307,925	31,096,441	(641,210,720)	370,441,046	18,399,547	1,886,076

Undistributed operating income	2,358,640	787,554	4,908,168	—		—	—
Undistributed long-term gains	13,296,059	9,388,784	8,275,406	—	136,100,547	12,348,740	852,471

Distributable earnings	15,654,699	10,176,338	13,183,574	—	136,100,547	12,348,740	852,471

Other accumulated gain/(loss)	—	(38)	(40,803)	(19,358,830)	(4,198,357)	(479,135)	(384,572)

Total accumulated gain/(loss)	$153,289,696	$28,484,225	$44,239,212	$(660,569,550)	$502,343,236	$30,269,152	$2,353,975

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sale deferrals and passive foreign investment companies (PFIC’s).

76	October 31, 2014

The tax character of distributions paid during the periods ended October 31, 2014 and 2013 was as follows:

	October 31, 2014
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	$3,425,837	$2,781,747	$6,207,584
Opportunity Fund	—	4,131,999	4,131,999
International Value Fund	4,005,675	—	4,005,675
Gold Fund	—	—	—
Delafield Fund	2,044,951	59,796,315	61,841,266
Select Fund	—	9,932,816	9,932,816
Alternative Strategies Fund	—	—	—

	October 31, 2013
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	$5,030,132	$—	$5,030,132
Opportunity Fund	—	—	—
International Value Fund	3,270,330	—	3,270,330
Gold Fund	—	53,161,749	53,161,749
Delafield Fund	—	80,537,788	80,537,788
Select Fund	—	3,451,599	3,451,599

The tax character of distributions paid during the seven months ended December 31, 2013 and during the period June 29, 2012 (commencement of operations) through May 31, 2013 for the predecessor fund of the Alternative Strategies Fund was as follows:

Distributions paid from	For the Period January 1, 2014 to October 31, 2014	For the Period June 1, 2013 to December 31, 2013
Ordinary income	$1,482,558	$187,454
Net Long-term capital gains	$903,018	$482,735

Total distributions paid	$2,385,576	$670,189

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended October 31, 2014 and 2013.

For the fiscal year ended October 31, 2014 the Gold Fund, Delafield Fund, and Select Fund had late year losses of $9,774,191, $4,198,357, and $470,338, respectively.

At October 31, 2014 certain Funds had tax basis capital losses which may be carried forward to offset future capital gains as shown below.

	Capital losses Expiring
	Indefinite ST	Indefinite LT
Gold Fund	$9,587,410	—

Annual Report	77

To the extent that Funds listed above may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards

4.    INVESTMENT ADVISORY AND OTHER AGREEMENTS

Tocqueville Asset Management L.P. (“Tocqueville”) is the investment adviser (the “Adviser”) to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Opportunity Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $500 million. Tocqueville receives fees from The Tocqueville International Value Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily net assets of the Fund, and 0.75% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Delafield Fund, calculated daily and payable monthly, at an annual rate of 0.80% on the first $250 million of net assets of the Fund; 0.75% on the next $250 million of net assets of the Fund; 0.70% on the next $500 million of net assets of the Fund; and 0.65% on all net assets of the Fund over $1 billion. Tocqueville receives fees from The Tocqueville Select Fund, calculated daily and payable monthly, at an annual rate of 0.80% on all net assets of the Fund. Tocqueville receives fees from The Tocqueville Alternative Strategies Fund, calculated daily and payable monthly, at an annual rate of 1.30% on the first $500 million of net assets of the Fund; 1.25% on the next $500 million of net assets of the Fund; and 1.20% on all net assets of the Fund over $1 billion.

With respect to The Tocqueville Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation). The Expense Limitation Agreement will remain in effect until March 1, 2016. For the fiscal year ended October 31, 2014, the Adviser waived $24,687 of the advisory fee. Such amount is not subject to recoupment by the Adviser.

With respect to The Tocqueville International Value Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville International Value Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation). The Expense Limitation Agreement will remain in effect until March 1, 2016. For the fiscal year ended October 31, 2014, the Adviser waived $786,240 of the advisory fee. Such amount is not subject to recoupment by the Adviser.

With respect to The Tocqueville Alternative Strategies Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville Alternative Strategies Fund’s total annual operating expenses do not exceed 1.90% of its average daily net assets (excluding taxes, dividends and interest expense on short sales, acquired fund fees and expenses, or extraordinary expenses such as litigation). The Expense Limitation Agreement will remain in effect until March 1, 2016. For the period ended October 31, 2014, the Adviser waived $158,545 of the advisory fee. With respect to The Predecessor Fund, The Predecessor Adviser had contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Predecessor Fund’s Class C shares and

78	October 31, 2014

Class I shares total annual operating expenses did not exceed 2.99% and 1.99% of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation). For the period ended October 31, 2014, The Predecessor Adviser waived $58,353 of the advisory fee.

Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the period ended October 31, 2014, the Adviser has made payments of $91,189, $20,608, $66,175, $325,174, $419,199, $25,835, $3,314 to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration Agreement for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund, The Tocqueville Select Fund and The Tocqueville Alternative Strategies Fund, respectively.

Tocqueville Securities, L.P. (the “Distributor”), an affiliate of Tocqueville, acts as distributor for shares of the Trust. Each Fund adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund, The Tocqueville Select Fund and The Tocqueville Alternative Strategies Fund for the period ended October 31, 2014, were $50,933, $13,391, $267, $0, $5,236, $10,213, $2,742, respectively.

5.    CAPITAL SHARE TRANSACTIONS.

Transactions in capital shares for each Fund were as follows:

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
The Tocqueville Fund	Shares	Shares
Shares sold	1,496,275	1,122,567
Shares issued to holders in reinvestment dividends	185,944	171,255
Shares redeemed	(1,900,663)	(5,121,252)

Net decrease	(218,444)	(3,827,430)

The Tocqueville Opportunity Fund
Shares sold	365,439	269,202
Shares issued to holders in reinvestment dividends	188,786	—
Shares redeemed	(815,128)	(636,699)

Net decrease	(260,903)	(367,497)

The Tocqueville International Value Fund
Shares sold	4,236,272	3,191,072
Shares issued to holders in reinvestment dividends	272,246	197,585
Shares redeemed	(6,013,133)	(4,243,896)

Net decrease	(1,504,615)	(855,239)

Annual Report	79

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
The Tocqueville Gold Fund	Shares	Shares
Shares sold	17,656,219	14,396,666
Shares issued to holders in reinvestment dividends	—	783,134
Shares redeemed	(12,141,438)	(16,801,311)

Net increase (decrease)	5,514,781	(1,621,511)

The Delafield Fund
Shares sold	5,318,910	12,682,948
Shares issued to holders in reinvestment dividends	1,587,742	2,479,103
Shares redeemed	(13,763,895)	(12,970,111)

Net increase (decrease)	(6,857,243)	2,191,940

The Tocqueville Select Fund
Shares sold	1,150,692	975,053
Shares issued to holders in reinvestment dividends	684,635	280,128
Shares redeemed	(1,002,652)	(2,288,027)

Net increase (decrease)	832,675	(1,032,846)

	For the Period January 1, 2014 to October 31, 2014	For the Period June 1, 2013 to December 31, 2013	For the Period June 29, 2012 to May 31, 2013
The Tocqueville Alternative Strategies Fund (See Footnote 1)	Shares	Shares	Shares
Shares sold	250,099	—	—
Shares redeemed	(308,999)	—	—
Transfers in		—	—
From Predecessor Fund—Class I	1,458,541	—	—
From Predecessor Fund—Class M	36,498	—	—

Total Transfers in	1,495,039	—	—

Net increase	1,436,139	—	—

Predecessor Fund—Class I (See Footnote 1)
Shares sold	237,764	328,467	650,406
Shares issued to holders in reinvestment of dividends	—	45,690	20,935
Shares redeemed	(176,276)	(313,717)	(124,907)
Transfers out to The Tocquevill Alternative Strategies Fund	(1,458,541)	—	—
Shares issued in connection with reorganization of a private fund	—	—	790,179

Net decrease	(1,397,053)	60,440	1,336,613

80	October 31, 2014

	For the Period January 1, 2014 to October 31, 2014	For the Period June 1, 2013 to December 31, 2013	For the Period June 29, 2012 to May 31, 2013
The Tocqueville Alternative Strategies Fund (See Footnote 1)	Shares	Shares	Shares
Predecessor Fund—Class M (See Footnote 1)
Shares sold	3,855	43,583	—
Shares issued to holders in reinvestment of dividends	—	2,606	—
Shares redeemed	(13,290)	—	—
Transfers out to The Tocquevill Alternative Strategies Fund	(36,754)	—	—

Net decrease	(46,189)	46,189	—

6.    FUND SHARE TRANSACTIONS

The Funds currently offer only one class of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 90 days or fewer. This fee is retained by each Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Trust’s Prospectus dated February 28, 2014 (June 16, 2014 for the Alternative Strategies Fund). For a more detailed description of when the redemption fee does not apply, please see the Trust’s Prospectus.

7.    INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term instruments) for the period ended October 31, 2014 are summarized below.

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund	Alternative Strategies Fund
Purchases:	$69,358,165	$76,942,812	$78,903,429	$284,105,478	$498,982,183	$32,779,026	$33,139,461

Sales:	$76,402,984	$87,539,109	$102,265,735	$120,048,122	$743,656,820	$28,463,919	$32,509,781

U.S. Government Security Purchases:	$—	$—	$—	$—	$—	$—	$—

U.S. Government Security Sales:	$—	$—	$—	$—	$—	$—	$—

Annual Report	81

8.    Transactions with Affiliates

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from November 1, 2013 through October 31, 2014. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

	November 1, 2013		Additions		Reductions		Share Balance/Face Value($) at October 31, 2014	Interest Income	Dividend Income	Realized Gain/(Loss)	Value at October 31, 2014	Cost at October 31, 2014
Issuer Name	Share Balance/ Face Value($)	Cost	Share Balance/ Face Value($)	Cost	Share Balance/ Face Value($)	Cost
The Tocqueville Gold Fund
Anthem United, Inc.	—	$—	5,000,000	$905,961	—	$—	5,000,000	$—	$—	$—	$2,173,817	$905,961
Anthem United, Inc. Warrants	—	—	1,250,000	—	—	—	1,250,000	—	—	—	186,660	—
Argonaut Gold, Inc.	—	—	2,687,000	12,286,127	—	—	2,687,000	—	—	—	5,721,840	12,286,127
ATAC Resources Ltd.	10,963,700	39,089,734	553,191	703,748	—	—	11,516,891	—	—	—	4,904,935	39,793,482
ATAC Resources Ltd.(a)	—	—	553,191	703,748	(553,191)	(703,748)	—	—	—	—	—	—
ATAC Resources Ltd. Warrants	—	—	276,595	—	—	—	276,595	—	—	—	—	—
Bear Creek Mining Corp.	7,413,200	28,761,181	—	—	—	—	7,413,200	—	—	—	8,419,233	28,761,181
Corvus Gold, Inc.	2,079,901	1,617,492	—	—	—	—	2,079,901	—	—	—	1,616,083	1,617,492
Corvus Gold, Inc.	6,100,000	4,939,377	3,030,000	3,181,615	—	—	9,130,000	—	—	—	7,047,691	8,120,992
Corvus Gold, Inc.(a)	—	—	1,000,000	955,840	(1,000,000)	(955,840)	—	—	—	—	—	—
Detour Gold Corp.	3,704,200	85,931,681	1,592,400	9,527,580	—	—	5,296,600	—	—	—	31,016,867	95,459,261
East Asia Minerals Corp.	10,544,400	21,793,116	—	—	—	—	10,544,400	—	—	—	140,336	21,793,116
East Asia Minerals Corp. Warrants	6,500,000	—	—	—	—	—	6,500,000	—	—	—	32,297	—
GoGold Resources, Inc.	8,100,000	9,990,010	4,455,000	5,664,072	—	—	12,555,000	—	—	—	17,712,125	15,654,082
GoGold Resources, Inc. Warrants(b)	4,050,000	—	—	—	(4,050,000)	—	—	—	—	—	—	—
Gold Bullion International LLC	5,000,000	5,000,000	—	—	—	—	5,000,000	—	—	—	6,893,000	5,000,000
International Tower Hill Mines Ltd.	5,738,836	20,953,121	—	—	—	—	5,738,836	—	—	—	2,008,593	20,953,121
International Tower Hill Mines Ltd.	7,589,744	38,630,898	—	—	—	—	7,589,744	—	—	—	2,693,667	38,630,898
MAG Silver Corp.	2,960,700	31,563,819	—	—	—	—	2,960,700	—	—	—	17,882,628	31,563,819
Osisko Gold Royalties Ltd.	—	—	2,549,540	36,115,325	—	—	2,549,540	—	—	—	31,850,870	36,115,325
Primero Mining Corp.	4,840,700	24,573,319	3,628,100	26,369,927	—	—	8,468,800	—	—	—	28,929,400	50,943,246
Primero Mining Corp. Warrants	1,848,400	—	—	—	—	—	1,848,400	—	—	—	180,404	—
Rockhaven Resources Ltd.	5,000,000	6,265,337	1,400,000	190,252	—	—	6,400,000	—	—	—	993,745	6,455,589
Rockhaven Resources Ltd.(a)	—	—	1,400,000	190,252	(1,400,000)	(190,252)	—	—	—	—	—	—
Rockhaven Resources Ltd. Warrants	—	—	700,000	—	—	—	700,000	—	—	—	31,054	—
Rubicon Minerals Corp.	—	—	11,230,000	15,650,482	—	—	11,230,000	—	—	—	9,465,862	15,650,482
Rubicon Minerals Corp. Warrants	—	—	3,064,000	—	—	—	3,064,000	—	—	—	108,744	—
Scorpio Mining Corp.	25,668,419	23,975,473	—	—	—	—	25,668,419	—	—	—	4,183,952	23,975,473
Scorpio Mining Corp.	522,400	984,285	—	—	—	—	522,400	—	—	—	88,067	984,285
SEMAFO, Inc.	7,676,200	28,072,966	1,138,000	4,032,459	—	—	8,814,200	—	—	—	22,916,920	32,105,425
Silver Range Resources Ltd.	3,450,000	—	—	—	—	—	3,450,000	—	—	—	260,193	—
Strategic Metals Ltd.	10,926,900	15,810,172	—	—	—	—	10,926,900	—	—	—	2,957,015	15,810,172
Tocqueville Bullion Reserve LP(c)	—	—	13,806	25,000,000	—	—	13,806	—	—	—	15,609,286	25,000,000
Torex Gold Resources, Inc.	25,260,500	42,073,692	9,425,000	11,129,790	—	—	34,685,500	—	—	—	36,930,571	53,203,482

		$430,025,673		$152,607,178		$(1,849,840)		$—	$—	$—	$262,955,855	$580,783,011

82	October 31, 2014

	November 1, 2013		Additions		Reductions		Share Balance/Face Value($) at October 31, 2014	Interest Income	Dividend Income	Realized Gain/(Loss)	Value at October 31, 2014	Cost at October 31, 2014
Issuer Name	Share Balance/ Face Value($)	Cost	Share Balance/ Face Value($)	Cost	Share Balance/ Face Value($)	Cost
The Delafield Fund
AM Castle & Co.	725,000	$6,980,251	575,000	$6,962,766	(100,000)	$(1,386,980)	1,200,000	$—	$—	$103,437	$8,820,000	$12,556,037
ACCO Brands Corp.(b)	4,000,000	31,935,099	1,000,000	6,052,160	(3,250,000)	(27,178,121)	1,750,000	—	—	(6,232,124)	14,402,500	10,809,138
Kemet Corp.	2,625,000	13,419,471	325,000	1,379,267	(350,000)	(2,295,065)	2,600,000	—	—	(222,798)	12,480,000	12,503,673
LTX-Credence Corp. (b)	2,000,000	14,057,657	—	—	(2,000,000)	(14,057,657)	—	—	—	2,418,780	—	—
Perry Ellis International(b)	—	—	600,000	8,948,026	(336,450)	(5,259,610)	263,550	—	—	1,402,854	5,389,597	3,688,416
Universal Stainless & Alloy	451,000	13,213,349	—	—	(51,000)	(1,906,296)	400,000	—	—	(109,736)	10,284,000	11,307,053
Xerium Technologies, Inc.	600,000	7,522,500	150,000	2,080,417	—	—	750,000	—	—	—	11,190,000	9,602,917

		$87,128,327		$25,422,636		$(52,083,729)		$—	$—	$(2,639,587)	$62,566,097	$60,467,234
The Tocqueville Select Fund
ACCO Brands Corp.(b)	524,500	$3,958,205	59,100	$345,835	(105,000)	$(983,771)	478,600	$—	$—	$(223,871)	$3,938,878	3,320,269
Summer Infant, Inc.	814,933	3,971,441	—	—	—	—	814,933	—	—	—	2,762,623	3,971,441
Xerium Technologies, Inc.	200,000	2,507,500	65,000	867,108	—	—	265,000	—	—	—	3,953,800	3,374,608

		$10,437,146		$1,212,943		$(983,771)		$—	$—	$(223,871)	$10,655,301	$10,666,318

	January 1, 2014		Additions		Reductions		Share Balance at October 31, 2014	Interest Income	Dividend Income	Realized Loss	Value at October 31, 2014	Cost at October 31, 2014
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost
The Tocqueville Alternative Strategies Fund*
GSE Systems, Inc.(b)	695,475	$1,300,357	—	$—	(424,952)	$(834,710)	270,523	$—	$—	$(127,424)	$408,490	465,647
Inuvo, Inc.	350,000	588,327	—	—	—	—	350,000	—	—	—	469,000	588,327
Inuvo, Inc. Warrants	31,750	—	—	—	—	—	31,750	—	—	—	10,455	—

		$1,888,684		$—		$(834,710)		$—	$—	$(127,424)	$887,945	$1,053,974

(a)	Private security restrictions lifted during period and combined with other non restricted securities.
(b)	Security is no longer an affiliated company at October 31, 2014.
(c)	Tocqueville Bullion Reserve (“TBR”) is a Delaware Limited Partnership created for the purpose of owning physical gold. The General Partner of TBR is TERA Management LLC (“Tera”), a Delaware Limited Liability Company, which is equally owned and managed by Tocqueville Partners II LLC (“TP2”), a Delaware Limited Liability Company, and Eidesis Real Assets LLC (“Eidesis”), a Delaware Limited Liability Company. The Managing Member of TP2 is Robert Kleinschmidt, President of the Trust,who has a 51% participating percentage in TP2 and the sole Non-Managing Member is John Hathaway, co-portfolio manager of the Tocqueville Gold Fund, who has a 49% participating percentage.
*	The predecessor fund of The Tocqueville Alternative Strategies Fund fiscal year began on January 1, 2014.

9.    LINE OF CREDIT

The Tocqueville Trust has a $300,000,000 line of credit (the “Line”), which is uncommitted, with U.S. Bank NA. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Trust’s assets. The Line has a one year term and is reviewed annually by the Board of Trustees. The current agreement runs through May 29, 2015. The interest rate as of October 31, 2014 was 2.75%. During the period ended October 31, 2014, the Tocqueville Fund’s maximum borrowing was $2,623,000 and average borrowing was $26,063 and the Opportunity Fund’s maximum borrowing was $3,426,000 and average borrowing was $112,976. This borrowing resulted in interest expenses of $741 and $2,752, respectively. These amounts are included in Other Expenses on the Funds’ Statement of Operations. The International Value Fund, The Gold Fund, The Delafield Fund, The Select Fund and The Alternative Strategies Fund did not use the Line.

Annual Report	83

For the period ended October 31, 2014 the outstanding loan amounts for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund, The Tocqueville Select Fund and The Tocqueville Alternative Strategies Fund were $0, $81,000, $0, $0, $0, $0, $0, respectively.

10.    OTHER EXPENSES

Other expenses include reimbursement to the Adviser for compensation of the Trust’s Chief Compliance Officer. For the year ended October 31, 2014, reimbursement to the Adviser for compensation of the Trust’s Chief Compliance Officer from the Funds amounted to $14,390, $3,254, $10,439, $51,138, $66,189, $4,076, $515 for the Tocqueville Fund, Opportunity Fund, International Value Fund, Gold Fund, Delafield Fund, Select Fund and Alternative Strategies Fund, respectively.

84	October 31, 2014

The Tocqueville Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

    The Tocqueville Trust

We have audited the accompanying statements of assets and liabilities of The Tocqueville Trust, including The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund, The Tocqueville Select Fund, and The Tocqueville Alternative Strategies Fund (collectively, the Funds), including the schedules of investments, as of October 31, 2014, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund, and The Tocqueville Select Fund; the related statements of operations, changes in net assets, and cash flows, and the financial highlights for the period January 1, 2014 through October 31, 2014 for The Tocqueville Alternative Strategies Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of operations for the period June 1, 2013 through December 31, 2013 and the statements of changes in net assets and the financial highlights for the period June 1, 2013 through December 31, 2013 and for the period June 29, 2012 (date of inception) through May 31, 2013, for The Tocqueville Alternative Strategies Fund were audited by other auditors. Those auditors expressed an unqualified opinion on the financial statements and financial highlights in their report dated February 28, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of The Tocqueville Trust as of October 31, 2014, and the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund, and The Tocqueville Select Fund; and the results of operations, changes in net assets, and cash flows, and the financial highlights for the period January 1, 2014 to October 31, 2014 for The Tocqueville Alternative Strategies Fund, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Chicago, Illinois

December 30, 2014

Annual Report	85

ADDITIONAL INFORMATION (UNAUDITED)

1.    ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Guy A. Main (78) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2000	Retired. Formerly, Executive Vice President, Amwest Insurance Group, Inc. from April 1996 to January 2001.	6	Director, Amwest Insurance Group, Inc. from April 1996 to January 2001; Chairman, Association of California Insurance Companies from January 1996 to January 1998.

Charles W. Caulkins (58) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2003	Private Investor from January 2012 – present; Partner, Chora Capital, LLC from June 2010 – December 2011; Director of Marketing, L.R. Global Partners from January 2008 – May 2010; President, Arbor Marketing, Inc. from October 1994 to December 2007.	6	Director, Stepping Stones from January 2012- present; Director, Phoenix House from January 2001 to 2007.

James W. Gerard (53) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2001	Managing Director, North Sea Partners, from January 2010-present; Principal, Juniper Capital Group, LLC (formerly known as Argus Advisors International, LLC) from August 2003 to December 2009; Managing Director, The Chart Group from January 2001 to present.	6

Director and Treasurer, American Overseas Memorial Day Association, 1998 to present; Director and Treasurer ASPCA, 1998 to 2008; Trustee, Salisbury School, 2005 to present; Director, American Friends of Bleraucourt, 1992 to present.

86	October 31, 2014

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

William F. Indoe (72) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2006	Senior Counsel, Sullivan & Cromwell LLP (attorneys- at-law). 1968 – present.	6	Director, Rho Capital Partners, Inc.

William J. Nolan III (67) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2006	Retired. Executive Vice President & Treasurer PaineWebber Inc. 1997 – 2001.	6	Trustee, Adirondack Museum, Blue Mt. Lake, NY 1996 to present (Treasurer, 2000 to 2013; Chair of the Investment Committee, 2009 – present).

Alexander Douglas (67) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2010	President, CEO and owner of Spaulding Law Printing, Inc.	6	None

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Francois D. Sicart (71) 40 W. 57th St., 19th Floor New York, NY 10019	Chairman and Trustee	Indefinite Term, Since 1987	Chairman, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1990 to present; Chairman and Founder, Tocqueville Asset Management Corporation from December 1985 to January 1990; Vice Chairman of Tucker Anthony Management Corporation from 1981 to October 1986; Vice President (formerly general partner) among other positions with Tucker Anthony, Inc. from 1969 to January 1990.	6	Chairman and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1990 to present.

Annual Report	87

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Robert W. Kleinschmidt (65) 40 W. 57th St., 19th Floor New York, NY 10019	President and Trustee	Indefinite Term, Since 1991	President and Chief Investment Officer of Tocqueville Asset Management; Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1994 to present; and Managing Director from July 1991 to January 1994; Partner, David J. Greene & Co. from May 1978 to July 1991.	6	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P.

Cleo Kotis (39) 40 W. 57th St., 19th Floor New York, NY 10019	Secretary	Indefinite Term, Since 2010

Director of Operations, the Delafield Group of Tocqueville Asset Management L.P., 2009 to present; Vice President and Chief Operations Officer, the Delafield Fund, Inc. from 2005-2009; Vice President and Chief Operations Officer, Delafield Asset Management from 2005- 2009; Vice President,

Reich & Tang Asset Management, LLC from 2002-2009.

				N/A	N/A

Helen Balk (42) 40 W. 57th St., 19th Floor New York, NY 10019	Treasurer	Indefinite Term, Since 2014	Controller / Treasurer of Tocqueville Asset Management from January 2014 to present; Manager / Staff Accountant at Pegg & Pegg LLP from August 1995 to January 2014.	N/A	N/A

88	October 31, 2014

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Elizabeth Bosco (66) 40 W. 57th St., 19th Floor New York, NY 10019	Anti-Money Laundering Compliance Officer	Indefinite Term, Since 2009

Chief Compliance Officer of Tocqueville Securities, L.P. from January 2009 to present; Compliance Officer, Tocqueville Securities L.P. and Tocqueville Asset Management from January 1997 to January 2009.

				N/A	N/A

Thomas Pandick (67) 40 W. 57th St., 19th Floor New York, NY 10019	Chief Compliance Officer	Indefinite Term, Since 2004	Chief Compliance Officer (October 2004-present) Tocqueville Asset Management L.P.	N/A	N/A

*	“Interested person” of the Trust is defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered “interested persons” because of their affiliation with the Adviser.

(1)	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

2.    INVESTMENT ADVISORY AGREEMENT DISCLOSURE

In determining whether to approve the continuance of the Investment Advisory Agreement and the Administration Agreement with respect to the Tocqueville Fund, the Opportunity Fund, the International Value Fund, the Gold Fund, the Delafield Fund and the Select Fund, the Trustees, including the Independent Trustees, considered the following information:

1)  The nature, extent and quality of services provided by the Adviser.

The Trustees reviewed in detail the nature and extent of the services provided by the Adviser under the terms of the Investment Advisory Agreements and the quality of those services provided to The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund (the “Funds”) over the past year. The Trustees noted that the services under the Investment Advisory Agreements include: managing the investment and reinvestment of the Funds’ assets; supervising and managing all aspects of the Funds’ operations; and providing the Board on a regular basis with financial reports and analyses on the Funds’ operations and the operations of comparable investment companies. The Trustees also observed that the Adviser provides various administrative services to the Funds pursuant to the terms of the Administration Agreement and considered the nature, extent and quality of services provided under that agreement as well. The Trustees evaluated these

Annual Report	89

factors based on their direct experience with the Adviser and in consultation with counsel. The Trustees concluded that the nature and extent of the services provided under the Investment Advisory Agreements and the Administration Agreement were reasonable and appropriate in relation to the advisory fee and administration fee, respectively, that the level of services provided by the Adviser to the Funds had not diminished over the past year and that the quality of services continues to be high. The Trustees reviewed the personnel responsible for providing advisory and administrative services to the Funds and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality portfolio managers and other personnel; (ii) the Adviser exhibited a high level of diligence and attention to detail in carrying out its advisory and administrative responsibilities under the Investment Advisory Agreements and Administration Agreement, respectively, for the Funds; (iii) the Adviser was responsive to requests of the Trustees; and (iv) the Adviser had kept the Trustees apprised of developments relating to the Funds and the industry in general. The Trustees also focused on the Adviser’s reputation and long-standing relationship with the Trust.

In connection with its assessment of the performance of the Adviser, the Trustees reviewed the Adviser’s financial statements and considered the Adviser’s financial condition and whether it has the resources necessary to continue to carry out its obligations under the Investment Advisory Agreements and the Administration Agreement. The Trustees concluded that the Adviser has the financial resources necessary to continue to perform its obligations under the Investment Advisory Agreements and the Administration Agreement and to continue to provide the high quality services that it has provided to the Funds to date.

2)  The performance of the Funds and the Adviser.

The Trustees reviewed the investment performance of the Funds, both on an absolute basis and as compared to a peer group for each respective Fund for the one-year, three-year, five-year and ten-year periods, ended July 31, 2014. The peer groups were comprised of other funds that had similar investment objectives and sales load structures, as determined by Morningstar: The Morningstar Large Blend Funds peer group, with total net assets between $337 million and $428 million, for The Tocqueville Fund; the Morningstar Mid-Cap Growth Funds peer group, with total net assets between $60 million and $101 million, for The Tocqueville Opportunity Fund; the Morningstar Foreign Large Value Funds peer group, with total net assets between $218 million and $314 million, for The Tocqueville International Value Fund; the Morningstar Precious Metals Funds peer group, with total net assets between $1.4 billion and $2.6 billion, for The Tocqueville Gold Fund; the Morningstar Mid-Cap Value Funds peer group, with total net assets between $1.3 billion and $2.2 billion, for The Delafield Fund and the Morningstar Small Value Funds peer group, with total net assets between $80 million and $142 million, for The Tocqueville Select Fund (the “Performance Peer Groups”). The Trustees considered that the performance information for The Delafield Fund and The Tocqueville Select Fund includes the performance information of their respective predecessor funds, which had different investment advisers, but the Trustees considered this information since these Funds have substantially the same portfolio management team.

The Trustees also compared each Fund’s investment performance against its benchmark market indices: the S&P 500 Index for The Tocqueville Fund; the Russell 2500 Growth Index for The Tocqueville Opportunity Fund; the Morgan Stanley EAFE Index for The Tocqueville International Value Fund; the S&P 500 Index and the Philadelphia Stock Exchange Gold & Silver Index for The Tocqueville Gold Fund; the S&P 500 Index and the Russell 2000 Index for The Delafield Fund and the Russell 2500 Index and the Russell 2000 Index for The Tocqueville Select Fund (the “Indices”) for the one-year, three-year, five-year and ten-year periods ended July 31, 2014 for all the Funds. The Trustees considered the above information as helpful in their assessment of whether the Adviser was obtaining for the Funds’ shareholders the performance that was available in the marketplace given each Fund’s investment objectives, policies, strategies, limitations and restrictions. The Trustees concluded that the performance of the Funds against their respective

90	October 31, 2014

Performance Peer Groups was satisfactory. In particular, the Trustees noted that The Tocqueville Fund had outperformed as compared to its Index for the one-year and ten-year periods and underperformed for the three-year and five-year periods, and outperformed the median of its Performance Peer Group for the one-year, three-year and ten-year periods and underperformed for the five-year period. The Trustees noted that The Tocqueville Opportunity Fund underperformed its Index for all time periods, was equal to the median for the three-year period, outperformed the median of its Performance Peer Group for the five-year period and underperformed for the one-year and ten-year periods. The Trustees noted that The Tocqueville International Value Fund outperformed its Index for the one-year, five-year and ten-year periods and underperformed for the three-year period, and outperformed the median of its Performance Peer Group for all periods except the three-year period. The Trustees noted that The Tocqueville Gold Fund outperformed both of its Indices for the ten-year period, and outperformed the Philadelphia Stock Exchange Gold & Silver Index and underperformed the S&P 500 Index for the one-year, three-year and five-year periods, and outperformed the median of its Performance Peer Group for all periods. The Trustees noted that The Delafield Fund outperformed both of its Indices for the ten-year period, underperformed both of its Indices for the three-year and five-year periods and outperformed the Russell 2000 Index and underperformed the S&P 500 Index for the one-year period, and outperformed the median of its Performance Peer Group for the ten-year period and underperformed for all other periods. The Trustees noted that The Tocqueville Select Fund outperformed both of its Indices for the ten-year period, underperformed both of its Indices for the three-year period, and outperformed the Russell 2000 Index and underperformed the Russell 2500 Index for the one-year and five-year periods and outperformed the median of its Performance Peer Group for all time periods except the three-year period.

3)  The cost of the advisory services and the profits to the Adviser from the relationship with the Trust.

In connection with the Trustee’s consideration of the level of the advisory fees, the Trustees considered a number of factors. The Trustees compared the level of the advisory fees for each Fund against the advisory fees charged by funds in a universe of funds: the Morningstar Large Cap Blend Funds peer group, with average net assets between $200 million and $500 million, for The Tocqueville Fund; the Morningstar Mid-Cap Growth Funds peer group, with average net assets between $50 million and $110 million, for The Tocqueville Opportunity Fund; the Morningstar Foreign Large Value Funds peer group, with average net assets between $150 million and $400 million, for The Tocqueville International Value Fund; all funds in the Morningstar Equity Precious Metals Funds peer group, for The Tocqueville Gold Fund; the Morningstar Mid-Cap Value Funds peer group, with average net assets between $1.0 billion and $2.4 billion, for The Delafield Fund and the Morningstar Small Value Funds peer group, with average net assets between $50 million and $150 million, for The Tocqueville Select Fund (the “Expense Peer Groups”). The Trustees considered comparative total fund expenses of the Funds and the Expense Peer Groups. The Trustees used this comparative fee information and total expense data as a guide to help assess the reasonableness of each Fund’s advisory fee, although they acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under each Expense Peer Group fund agreement is often not apparent. The Trustees also viewed the Expense Peer Group fee information as a whole as useful in assessing whether the Adviser was providing services at a cost that was competitive with other, similar funds.

The Trustees noted that the contract rate advisory fee and administration fee for each of the Funds were reasonable, despite the contractual advisory fee rate being above average for The Tocqueville Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund and the administration fee being above average for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund and The Delafield Fund, when compared to their respective Expense Peer Groups. The Trustees also considered the combined contract rate advisory and administration fee as compared to their respective Expense Peer Group. The Board further observed that the total expense

Annual Report	91

ratios of the Funds were also reasonable. The Board noted that the total expense ratio for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Delafield Fund and The Tocqueville Select Fund was above average, when compared to their respective Expense Peer Groups and that the total expense ratio for The Tocqueville Gold Fund was below average, when compared to its respective Expense Peer Groups. The Board also noted that The Tocqueville Fund and The Tocqueville International Value Fund each operate pursuant to an Expense Limitation Agreement whereby the Adviser has agreed to waive a portion of its fee necessary to limit the Fund’s total operating expenses to the level set forth in the Fund’s prospectus.

The Trustees also considered the profitability to the Adviser and its affiliate arising out of its relationship with the Trust. In this regard, the Trustees reviewed profitability data relating to the Adviser for the year ended October 31, 2013. The Trustees considered revenues received by the Adviser under the Investment Advisory Agreements and the Administration Agreement as well as revenues received by the Adviser’s affiliate, the Distributor, under the 12b-1 plans and Related Agreements and commissions received for effecting portfolio transactions. The Trustees also received and reviewed the Adviser’s financial statements and the Adviser provided an oral update on its profitability numbers since October 31, 2013. The Trustees concluded that the profitability of the Funds to the Adviser was not excessive.

4)  The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Trustees’ consideration of economies of scale, the Trustees discussed with the Adviser whether economies of scale would be realized by it in its management of a Fund at higher asset levels. The Trustees also reviewed the Peer Group data to assess whether the Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Trustees noted that all of the Funds, except for The Tocqueville Select Fund, currently have advisory fee breakpoints and that they were satisfied that the current breakpoints were appropriate when compared with each Fund’s respective Peer Group. The Trustees considered that breakpoints are not necessary at this time for The Tocqueville Select Fund, given the small size of The Tocqueville Select Fund. The Trustees also noted that, as of November 1, 2014, the administration fee would have breakpoints. In the event there was significant asset growth in the future in a Fund, the Trustee’s determined to reassess whether the advisory fees and administration fee, including the current breakpoint structure, appropriately took into account any economies of scale that had been realized as a result of that growth.

5)  Other Factors.

The Trustees also discussed the Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers’ and dealers’ provision of brokerage and research services to the Adviser. The Trustees further discussed the potential benefits the Adviser derived from the Funds’ soft dollar arrangements, whereby brokers provide research to the Funds or the Adviser in return for allocating fund brokerage, and other investment data concerning soft dollars. The Board also discussed the Adviser’s use of an affiliated broker to effect portfolio transactions, noting that in addition to paying a competitive rate on commissions, the Adviser believed the Funds received better execution on trades.

Based on a consideration of all these factors in their totality, the Trustees, including all of the Independent Trustees, determined that the Funds’ advisory fees and administration fees were fair and reasonable with respect to the quality of services that the Adviser provides and in light of the other factors described above that the Trustees deemed relevant. The Trustees based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

92	October 31, 2014

In determining whether to initially approve the Investment Advisory Agreement and the Administration Agreement with respect to the Alternative Strategies Fund, the Trustees, including the Independent Trustees, considered the following information:

1)  The nature, extent and quality of services provided by the Adviser.

The Trustees reviewed in detail the nature and extent of the services to be provided by the Adviser under the terms of the Investment Advisory Agreement. The Trustees noted that the services under the Investment Advisory Agreement include: managing the investment and reinvestment of the Fund’s assets; supervising and managing all aspects of the Fund’s operations; and providing the Board on a regular basis with financial reports and analyses on the Fund’s operations and the operations of comparable investment companies. The Trustees also observed that the Adviser provides various administrative services to the Fund pursuant to the terms of the Administration Agreement and considered the nature, extent and quality of services to be provided under that agreement as well. The Trustees evaluated these factors based on their direct experience with the Adviser and in consultation with counsel. The Trustees concluded that the nature and extent of the services to be provided under the Investment Advisory Agreement and the Administration Agreement were reasonable and appropriate in relation to the advisory fee and administration fee, respectively. The Trustees noted that the level of services provided by the Adviser to the other series of the Trust had not diminished over the past year and that the quality of services continues to be high, and that they expect the same level of service for the Fund. The Trustees reviewed the personnel responsible for providing advisory and administrative services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality portfolio managers and other personnel; (ii) the Adviser exhibited a high level of diligence and attention to detail in carrying out its advisory and administrative responsibilities under the investment advisory agreements and administration agreement, respectively, for the other series of the Trust and that they expect the same level of attention to be paid to the Fund; (iii) the Adviser was responsive to requests of the Trustees; and (iv) the Adviser had kept the Trustees apprised of developments relating to the existing series of the Trust and the industry in general and that the Trustees expect the same for the Fund. The Trustees also focused on the Adviser’s reputation and long-standing relationship with the Trust.

In connection with its assessment of the performance of the Adviser, the Trustees reviewed the Adviser’s financial statements and considered the Adviser’s financial condition and whether it has the resources necessary to continue to carry out its obligations under the Investment Advisory Agreement and the Administration Agreement. The Trustees concluded that the Adviser has the financial resources necessary to perform its obligations under the Investment Advisory Agreement and the Administration Agreement and to provide the high quality services that it has provided to the other series of the Trust to date.

2)  The performance of the Fund and the Adviser.

The Trustees reviewed the investment performance of the predecessor fund, both on an absolute basis and as compared to a peer group for the one-year period, ended April 30, 2014. The peer group was comprised of other funds that had similar investment objectives and sales load structures, as determined by Morningstar: The Morningstar Multialternative Funds peer group, with average net assets between $13 million and $88 million (the “Performance Peer Group”). The Trustees considered that the performance information reflects the performance information of the predecessor fund, which had a different investment adviser, but the Trustees considered this information since the Fund has substantially the same portfolio management team.

Annual Report	93

The Trustees also compared the predecessor fund’s investment performance against its benchmark market indices: the S&P 500 Index and the HFRX North America Index (the “Indices”) for the one-year periods ended April 30, 2014. The Trustees considered the performance information of the predecessor fund given that the Fund has substantially the same portfolio management team. The Trustees concluded that the performance of the predecessor fund against its Performance Peer Group was satisfactory. In particular, the Trustees noted that the predecessor fund had underperformed both of its Indices for the one-year period and outperformed the median of its Performance Peer Group for the one-year period.

3)  The cost of the advisory services and the profits to the Adviser from the relationship with the Trust.

In connection with the Trustees’ consideration of the level of the advisory fees, the Trustees considered a number of factors. The Trustees compared the level of the advisory fees for the Fund against the advisory fees charged by funds in a universe of funds: the Morningstar Large Blend Funds peer group, with average net assets between $13 million and $88 million (the “Expense Peer Group”). The Trustees considered comparative total fund expenses of the Fund and the Expense Peer Group. The Trustees used this comparative fee information and total expense data as a guide to help assess the reasonableness of the Fund’s advisory fee, although they acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the Expense Peer Group fund agreement is often not apparent. The Trustees also viewed the Expense Peer Group fee information as a whole as useful in assessing whether the Adviser was providing services at a cost that was competitive with other, similar funds.

The Trustees noted that the contract rate advisory fee and administration fee for the Fund was reasonable, despite the contractual advisory fee rate and administration fee being above average for the Fund, when compared to its Expense Peer Group. The Trustees also considered the combined contract rate advisory and administration fee as compared to the Expense Peer Group. The Board further observed that the total net expense ratio of the Fund was also reasonable. The Board noted that the total net expense ratio for the Fund was above average when compared to its Expense Peer Group. The Board also noted that the Fund operates pursuant to an Expense Limitation Agreement whereby the Adviser has agreed to waive a portion of its fee necessary to limit the Fund’s total operating expenses to the level set forth in the Fund’s prospectus.

The Trustees also considered the projected profitability to the Adviser and its affiliate arising out of its relationship with the Fund. The Trustees considered projected revenues to be received by the Adviser under the Investment Advisory Agreement and the Administration Agreement as well as revenues to be received by the Adviser’s affiliate, the Distributor, under the 12b-1 plans and Related Agreements and commissions received for effecting portfolio transactions. The Adviser provided an oral update on its profitability numbers. The Trustees concluded that the profitability of the Fund to the Adviser is not excessive.

4)  The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Trustees’ consideration of economies of scale, the Trustees discussed with the Adviser whether economies of scale would be realized by it in its management of the Fund at higher asset levels. The Trustees also reviewed the Peer Group data to assess whether the Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Trustees noted that the Fund currently has advisory fee breakpoints and that they were satisfied that the current breakpoints were appropriate when compared with the Fund’s respective Peer Group. The Trustees also noted that

94	October 31, 2014

the administration fee for the Fund does not have a breakpoint and they concluded that breakpoints were not needed at this time. In the event there was significant asset growth in the future in the Fund, the Trustees’ determined to reassess whether the advisory fees and administration fee, including the current breakpoint structure, appropriately took into account any economies of scale that had been realized as a result of that growth.

5)  Other Factors.

The Trustees also discussed the Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund and the brokers’ and dealers’ provision of brokerage and research services to the Adviser. The Trustees further discussed the potential benefits the Adviser derived from the Fund’s soft dollar arrangements, whereby brokers provide research to the Fund or the Adviser in return for allocating fund brokerage, and other investment data concerning soft dollars. The Board also discussed the Adviser’s use of an affiliated broker to effect portfolio transactions, noting that in addition to paying a competitive rate on commissions, the Adviser believed the Fund will receive better execution on trades.

Based on a consideration of all these factors in their totality, the Trustees, including all of the Independent Trustees, determined that the Fund’s advisory fee and administration fee were fair and reasonable with respect to the quality of services that the Adviser provides and in light of the other factors described above that the Trustees deemed relevant. The Trustees based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

3.    PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

4.    SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Tocqueville Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Form N-Q will be available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-697-3863. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-1520; or (iii) sending your request electronically to publicinfosec.gov. Quarterly portfolio holdings are also available on the website of The Tocqueville Funds, www.tocqueville.com/mutual-funds.

Annual Report	95

5.    SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the fiscal period ended October 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
International Value Fund	99.80%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.00%
Alternative Strategies Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2014 was as follows:

Tocqueville Fund	90.25%
Opportunity Fund	0.00%
International Value Fund	10.05%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.00%
Alternative Strategies Fund	0.00%

For the period ended October 31, 2014, the funds designate the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c):

Tocqueville Fund	0.00%
Opportunity Fund	0.00%
International Value Fund	0.02%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.00%
Alternative Strategies Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows.

Tocqueville Fund	0.00%
Opportunity Fund	0.00%
International Value Fund	0.00%
Gold Fund	0.00%
Delafield Fund	100.00%
Select Fund	0.00%
Alternative Strategies Fund	0.00%

96	October 31, 2014

6.    FOREIGN TAX CREDIT

For the year ended October 31, 2014, the Tocqueville International Value Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend Per Share	Taxes Withheld Per Share
Netherlands Antilles	0.00662	0.00000
Australia	0.00264	0.00000
Belgium	0.02247	0.00337
Bermuda	0.00113	0.00000
Brazil	0.00131	0.00015
Canada	0.00895	0.00134
Switzerland	0.01427	0.00128
Germany	0.02580	0.00299
France	0.05187	0.00767
Hong Kong	0.03051	0.00000
Ireland	0.00842	0.00000
Japan	0.06740	0.00885
South Korea	0.00020	0.00003
Cayman Islands	0.00918	0.00000
Luxembourg	0.00678	0.00102
Netherlands	0.02510	0.00376
Norway	0.04578	0.00765

	0.32843	0.03811

Annual Report	97

Investment Adviser

Tocqueville Asset Management L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

www.tocqueville.com

Distributor

Tocqueville Securities, L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

Shareholders’ Servicing and Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

(800) 697-3863

Custodian

U.S. Bank, N.A.

Custody Operations

1555 River Center Drive, Suite 302

Milwaukee, WI 53212

Board of Trustees

François D. Sicart—Chairman

Charles W. Caulkins

Alexander Douglas

James W. Gerard

William F. Indoe

Robert W. Kleinschmidt

Guy A. Main

William J. Nolan III

Tocqueville Funds

c/o US Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

www.tocqueville.com/mutual-funds

TQ-ANNUAL 10/31/2014

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the Registrant’s Form N-CSR filed January 6, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. James Gerard, William Nolan III, and Guy Main are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” were not provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2014	FYE 10/31/2013
Audit Fees	206,000	156,000
Audit-Related Fees	0	0
Tax Fees	27,000	21,500
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Grant Thornton applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2014	FYE 10/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2014	FYE 10/31/2013
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s
Form N-CSR filed January 6, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Tocqueville Trust

By (Signature and Title)*	/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date January 8, 2015

By (Signature and Title)*	/s/ Helen Balk
Helen Balk, Treasurer

Date January 8, 2015

*	Print the name and title of each signing officer under his or her signature.